UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number	811-08510

Matthews International Funds

(Exact name of registrant as specified in charter)

Four Embarcadero Center, Suite 550 San Francisco, CA	94111
(Address of principal executive offices)	(Zip code)

Mark W. Headley, President

Four Embarcadero Center, Suite 550

San Francisco, CA 94111

(Name and address of agent for service)

Registrant’s telephone number, including area code: 415-788-6036

Date of fiscal year end: December 31

Date of reporting period: June 30, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

Matthews Asian Funds

SEMI-ANNUAL REPORT

JUNE 30, 2007

Asia Pacific Fund

Asia Pacific Equity Income Fund

Pacific Tiger Fund

Asian Growth and Income Fund

Asian Technology Fund

China Fund

India Fund

Japan Fund

Korea Fund

Matthews Asian Funds

Investing in the future
of Asia since 1994

E-mail communications on Asia and the Funds are available at www.matthewsfunds.com

- Asia Weekly
- Asia Insight (monthly)
- AsiaNow Special Reports
- Occasional Fund Updates

MESSAGE TO SHAREHOLDERS

FROM THE INVESTMENT ADVISOR

Dear Fellow Shareholders,

We are very pleased to be able to report that for most Asian financial markets (Japan was the major exception) the second quarter and first half of 2007 saw substantial absolute gains. While both periods were punctuated by occasional sharp corrections, particularly for domestic Chinese equities, the most recent calendar quarter generally provided solid returns for regional investors. The major differentiator of performance for regional funds during both periods was relative exposure to the Japanese equity market. Among the Matthews Asian Funds the best performer for the second quarter and year-to-date was the Matthews China Fund, while the worst was the Matthews Japan Fund.

During the quarter ended June 30, the continued relatively strong performance of China and India led the regional markets. Notably, some other markets that lagged in prior periods, such as South Korea, had a strong second quarter. Asian markets outside Japan have seen generally positive returns in recent years helped by relatively strong regional growth—led again by China and India—without as many of the sudden financial shocks that have characterized the region in prior periods. The rapid development of the Chinese and Indian financial markets has dramatically changed the character and composition of regional markets, with Japan’s role declining consistently over the last ten years. This change is most dramatically seen in the composition of regional benchmarks, such as the MSCI All Country Asia Pacific Index. As recently as 1997, this benchmark had a 61% weighting to Japan, while today that weighting is only 51%. On the other hand, China and India combined now represent almost 10% of the index, versus 4% ten years ago. The current composition of many benchmarks remains constrained by the lack of convertibility of the Chinese currency, the renminbi (RMB). This means that for most investors, the close to U.S. $2 trillion in Chinese equities traded exclusively on local exchanges is not available for investment by international investors, and is generally not included in the regional benchmarks. Similarly, while India’s currency markets are more open, still many artificial barriers prevent the free flow of capital into and out of that country. Other regional markets also practice some forms of capital controls or attempt to manage local currency exchange rates, and many still impose limits on foreign ownership of some stocks and sectors. When all of these factors are taken into account, it is clear the region is likely only part way through a multi-year evolution that will continue to transform its financial markets in general, and the benchmarks of stock market performance in particular.

2	MATTHEWS ASIAN FUNDS

June 30, 2007

The lack of convertibility of the RMB is the major reason that the sudden corrections in the local Chinese equity markets—so widely reported in the Western financial press during February and June—did not have a greater impact on markets elsewhere in Asia. While the currency is closed on the capital account, the number of indirect ways in which investors can effectively gain exposure to the local currency, or conversely hedge their local currency exposure if they are locals, has increased substantially in recent years. This has increased the risk that a sudden change in the perceived value of the Chinese currency could have a ripple effect elsewhere, but for the most part China’s local markets remain somewhat insulated from outside influence. The continued transition from a closed capital market structure to one that is fully open remains probably the single greatest challenge facing China’s economic planners, but the continued success of the Chinese banks in raising capital has elevated expectations for success. While full currency convertibility for most Asian countries will eventually allow markets to more efficiently value local equities, the intervening period is likely to include more volatility as this evolutionary process unfolds.

The relative decline of Japan’s weighting in the region may not be over, but we believe that valuations across the region are no longer so obviously imbalanced and that regional integration at the corporate level is a major ongoing trend. While Japan may not currently be growing as fast as China and India, it is still the most successful economy in Asia and offers many benefits for investors that are not yet enjoyed in some less developed markets.

At Matthews Asian Funds, we have worked hard to be good stewards for our shareholders. As such, we are encouraged that Morningstar reports its Stewardship Grades. These grades go beyond a typical review of strategy, risk and return, and offer shareholders another way to evaluate fund companies, their portfolio managers and board of trustees. These ratings evaluate the extent to which a firm is aligning its interests with those of its shareholders.

Morningstar currently provides Stewardship Grades for six of the nine Matthews Asian Funds. As your investment partner, we are delighted to report that these six funds all received an A—Morningstar’s highest Stewardship Grade. In addition, each fund earned a rating of “Excellent” in at least four out of five categories. On the following page is a breakdown by category.

continued on page 4

800.789.ASIA [2742] www.matthewsfunds.com	3

MESSAGE TO SHAREHOLDERS

continued from page 3

MORNINGSTAR STEWARDSHIP GRADESSMAS OF JUNE 30, 2007	OVERALL GRADE	CORPORATE CULTURE	BOARD QUALITY	MANAGER INCENTIVES	FEES	REGULATORY ISSUES
Matthews Asia Pacific Fund	A	Excellent	Excellent	Excellent	Good	Excellent
Matthews Pacific Tiger Fund	A	Excellent	Excellent	Excellent	Good	Excellent
Matthews Asian Growth and Income Fund	A	Excellent	Excellent	Excellent	Excellent	Excellent
Matthews China Fund	A	Excellent	Excellent	Good	Excellent	Excellent
Matthews Japan Fund	A	Excellent	Excellent	Excellent	Good	Excellent
Matthews Korea Fund	A	Excellent	Excellent	Excellent	Good	Excellent

On a related note, we are pleased to announce that Jon Zeschin was appointed to the Matthews Asian Funds Board of Trustees in May 2007. Mr. Zeschin is the President and Founder of Essential Advisers and has more than 25 years of experience in the investment management business, encompassing virtually all aspects of managing investments for clients. Mr. Zeschin’s extensive industry experience will complement the strength of Matthews’ diverse board membership and his insights will serve our shareholders well.

As always, thank you for your investment in the Matthews Asian Funds.

G. Paul Matthews	Mark W. Headley
Chairman and Chief Investment Officer	Chief Executive Officer and Portfolio Manager
Matthews International Capital Management, LLC	Matthews International Capital Management, LLC

The Stewardship Grade is determined using some quantitative measures, but is primarily based on qualitative information gathered by Morningstar fund analysts. Each fund is assigned a letter grade from A (best) to F (worst). All funds are graded on an absolute basis. Morningstar analysts’ evaluation of the following five components determines the grade for each fund: Regulatory Issues, Board Quality, Manager Incentives, Fees and Corporate Culture. Each component is worth a maximum of 2 points, for a total, overall score of 10 possible points. Points for each component are awarded in increments as small as 0.5. With the exception of Regulatory Issues, the minimum score a fund can receive in each component is zero. For Regulatory Issues, the lowest possible score is –2. Each component score corresponds to one of the following qualitative terms: Excellent = 2 points; Good = 1.5 points; Fair = 1 point; Poor = 0.5 points; Very Poor = 0 points or fewer. The overall Stewardship Grade is based on the sum of the five component scores: A: 9 - 10 points; B: 7 - 8.5 points; C: 5 - 6.5 points; D: 3 - 4.5 points; F: 2.5 points or fewer.

© 2007 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

4	MATTHEWS ASIAN FUNDS

JUNE 30, 2007

REDEMPTION FEE POLICY

The Funds assess a redemption fee of 2.00% of the total redemption proceeds if you sell or exchange your shares within 90 calendar days after purchasing them. The redemption fee is paid directly to the Funds and is designed to discourage frequent short-term trading and to offset transaction costs associated with such trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that have been held longest will be redeemed first. The redemption fee does not apply to redemptions of shares held in certain omnibus accounts and retirement plans that cannot currently implement the redemption fee. While these exceptions exist, the Funds are not accepting any new accounts that cannot implement the redemption fee or provide adequate alternative controls. For more information on this policy, please see the Funds’ prospectus.

INVESTOR DISCLOSURE

Past Performance: All performance quoted in this report is past performance and is no guarantee of future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the returns quoted. Returns are net of the Funds’ management fee and other operating expenses. If certain of the Funds’ fees and expenses had not been waived, returns would have been lower. For the Funds’ most recent month-end performance, please call 1-800-789-ASIA [2742] or visit www.matthewsfunds.com.

Investment Risk: Mutual fund shares are not deposits or obligations of, or guaranteed by, any depositary institution. Shares are not insured by the FDIC, Federal Reserve Board or any government agency and are subject to investment risks, including possible loss of principal amount invested. Investing in international markets may involve additional risks, such as social and political instability, market illiquidity, exchange-rate fluctuations, a high level of volatility and limited regulation. In addition, single-country and sector funds may be subject to a higher degree of market risk than diversified funds because of concentration in a specific industry, sector or geographic location. Please see the Funds’ prospectus and Statement of Additional Information for more risk disclosure.

Fund Holdings: The portfolios shown in this report should not be relied upon as complete listings of the Funds’ holdings, as information on particular holdings may have been withheld if it was in the Funds’ interest to do so. Holdings are subject to change at any time, so holdings shown in this report may not reflect current Fund holdings. The Funds file complete schedules of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is filed with the SEC within 60 days of the end the quarter to which it relates, and is available on the SEC’s website at www.sec.gov. It may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting Record: The Funds’ Statement of Additional Information containing a description of the policies and procedures that the Matthews Asian Funds use to vote proxies relating to portfolio securities, along with each Fund’s proxy voting record relating to portfolio securities held during the 12-month period ended June 30, 2007, is available upon request, at no charge, at the Funds’ website at www.matthewsfunds.com or by calling 1-800-789-ASIA [2742], or on the SEC’s website at www.sec.gov.

This report has been prepared for Matthews Asian Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Matthews Asian Funds prospectus, which contains more complete information about the Funds’ investment objectives, risks and expenses. You should read the prospectus carefully before investing. Additional copies of the prospectus may be obtained by calling 800-789-ASIA [2742] or by visiting www.matthewsfunds.com. Please read the prospectus carefully before you invest or send money, as it explains the risks associated with investing in international markets. These include risks related to social and political instability, market illiquidity and currency volatility.

The Matthews Asian Funds are distributed by PFPC Distributors, Inc., 760 Moore Road, King of Prussia, PA 19406.

800.789.ASIA [2742] www.matthewsfunds.com	5

MATTHEWS ASIA PACIFIC FUND

FUND DESCRIPTION	SYMBOL: MPACX

Under normal market conditions, the Matthews Asia Pacific Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in the Asia Pacific region. The Asia Pacific region includes Australia, China, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Pakistan, Philippines, Singapore, South Korea, Taiwan, Thailand and Vietnam. The Fund may also invest in the convertible securities, of any duration or quality, of Asia Pacific companies.

PORTFOLIO MANAGES

Lead Manager: Mark W. Headley

Co-Managers: Richard H. Gao, Taizo Ishida and Sharat Shroff, CFA

PORTFOLIO MANAGER COMMENTARY

The Matthews Asia Pacific Fund gained 7.63% in the first half of 2007 while its benchmark, the MSCI All Country Asia Pacific Index gained 9.95%. The Lipper Pacific Region Funds Category Average returned 12.58% for the same period. The year began on a volatile note with considerable variation in performance across the different markets. However, barring a momentary blip in the mainland Chinese stock market and the sideways trend in Japan, the region experienced a period of steady gains in the second quarter, overcoming record levels of equity issuance. The portfolio gained some ground in the second quarter, helped by a rally in financials, but trailed its benchmark on a year-to-date basis due to limited exposure to commodities and industrials.

The lackluster performance of the Japanese markets continued to be a drag on the Fund’s absolute performance. In spite of the fourth consecutive year of profit growth in corporate Japan, investor skepticism on the pace of recovery remains high. That said, we believe there are attractive opportunities, and our firm conviction in the long-term potential of individual Japanese companies led us to increase our exposure to the market during the period. Such a contrarian action during a period where all eyes are on the developing Asian markets has been painful, but is consistent with our long-term search for an appropriate balance between growth and value.

Some of the Fund’s holdings in the Chinese financial sector were the biggest contributors to performance; these companies benefited from aggressive buying by investors on the domestic “A share” markets in Shanghai and Shenzhen (note: the Fund has no positions in continued on page 8

6	MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF JUNE 30, 2007, UNLESS OTHERWISE NOTED

PERFORMANCE AS OF JUNE 30, 2007

				Average Annual Total Returns
Fund Inception: 10/31/03	3 MO	YTD	1 YR	3 YRS	SINCE INCEPTION
Matthews Asia Pacific Fund	8.85%	7.63%	22.79%	19.89%	19.06%
MSCI All Country Asia Pacific Index [1]	6.13%	9.95%	22.98%	21.11%	20.35%
Lipper Pacific Region Funds Category Average [2]	8.00%	12.58%	28.35%	24.15%	22.29%

All performance quoted is past performance and is no guarantee of future results. Assumes reinvestment of all dividends and/or distributions. Unusually high returns may not be sustainable. Investment return and principal value will fluctuate with changing market conditions so that shares, when redeemed, may be worth more or less than their original cost. The performance of foreign indices may be based on different exchange rates than those used by the Fund and, unlike the Fund’s NAV, is not adjusted to reflect fair value at the close of the NYSE. Current performance may be lower or higher than the return figures quoted. Returns are net of the Funds’ management fee and other operating expenses. Returns would have been lower if certain of the Funds’ fees and expenses had not been waived. For the Funds’ most recent month-end performance please call 800-789-ASIA [2742] or visit www.matthewsfunds.com.

OPERATING EXPENSES3

Net Ratio: 6 months ended 6/30/07 (annualized) [4,5]	1.18%
Net Ratio: Fiscal Year 2006 [5]	1.24%
Gross Ratio: Fiscal Year 2006	1.26%

PORTFOLIO TURNOVER6

6 months ended 6/30/07 (annualized) [4]	58.03%
Fiscal Year 2006	40.45%

[1]

The MSCI All Country Asia Pacific Index is a free float-adjusted market capitalization–weighted index of the stock markets of Australia, China, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Pakistan, Philippines, Singapore, South Korea, Taiwan and Thailand. It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International; total return calculations performed by PFPC Inc.

[2]

As of 6/30/07, the Lipper Pacific Region Funds Category Average consisted of 33 funds for the three-month and YTD periods, 28 funds for the one-year period, and 25 funds for the three-year period and since 10/31/03. Lipper, Inc. fund performance does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains, for the stated periods.

[3]	Matthews Asian Funds do not charge 12b-1 fees.
[4]	Unaudited.
[5]

Includes management fee, administration and shareholder services fees after reimbursement, waiver or recapture of expenses by Advisor. Voluntary fee waivers by the Advisor may be discontinued at any time.

[6]	The lesser of fiscal year-to-date long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

800.789.ASIA [2742] www.matthewsfunds.com	7

MATTHEWS ASIA PACIFIC FUND

TOP TEN HOLDINGS1

	COUNTRY	% OF NET ASSETS
Sony Corp.	Japan	2.5%
Amorepacific Corp.	South Korea	2.4%
Lenovo Group, Ltd.	China/Hong Kong	2.3%
AXA Asia Pacific Holdings, Ltd.	Australia	2.2%
Nintendo Co., Ltd.	Japan	2.2%
Hana Financial Group, Inc.	South Korea	2.1%
China Life Insurance Co., Ltd.	China/Hong Kong	2.1%
Hanmi Pharmaceutical Co., Ltd.	South Korea	2.1%
Pico Far East Holdings, Ltd.	China/Hong Kong	2.0%
Advanced Info Service Public Co., Ltd.	Thailand	1.9%
% OF ASSETS IN TOP 10		21.8%

COUNTRY ALLOCATION

Japan	42.9%
China/Hong Kong	20.7%
South Korea	14.2%
India	6.2%
Thailand	5.0%
Singapore	3.5%
Taiwan	2.8%
Indonesia	2.3%
Australia	2.2%
Cash, cash equivalents and other	0.2%

SECTOR ALLOCATION

Financials	34.0%
Information Technology	20.8%
Consumer Discretionary	19.8%
Consumer Staples	9.1%
Health Care	6.7%
Telecommunication Services	3.4%
Industrials	3.4%
Materials	2.6%
Cash, cash equivalents and other	0.2%

MARKET CAP EXPOSURE

Large cap (over $5 billion)	58.0%
Mid cap ($1–$5 billion)	28.5%
Small cap (under $1 billion)	13.3%
Cash, cash equivalents and other	0.2%

NUMBER OF SECURITIES	NAV	FUND ASSETS	REDEMPTION FEE	12B-1 FEES
73	$18.21	$471.7 million	2.00% within 90 calendar days	None

[1]	Holdings may combine more than one security from same issuer.

PORTFOLIO MANAGER COMMENTARY continued from page 6

Chinese “A shares”). This enthusiasm spilled over to the Hong Kong markets where Chinese companies are available to international investors. This spillover effect is likely to remain a source of serious volatility. The Fund continues to participate in the growth of the Chinese economy through its investment in “H shares” listed in Hong Kong, and some exposure to “B shares” of higher quality mainland stocks, although we trimmed our exposure during the first half of the year.

By contrast, we modestly raised the Fund’s allocation to Korea, and in particular the financial services sector. The recent passage

8	MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF JUNE 30, 2007, UNLESS OTHERWISE NOTED

of the Capital Market Consolidation Act (CMCA) is a significant development aimed at liberalizing Korea’s capital markets along two key dimensions. CMCA is likely to lead to greater innovation in product and service offerings, and jump start consolidation in Korea’s financial services landscape, making it more competitive globally. Separately, the Fund’s holdings in media and pharmaceuticals have staged a modest recovery, but continue to lag the overall market on concerns over the recently signed free-trade agreement between Korea and the U.S.

The portfolio has a relatively defensive tilt to India where the market is in its fourth year of strong gains. Inflation, as measured by Wholesale Price Index (WPI) based metrics, seems to have receded from its high base a year ago. This change was aided by a strengthening currency; however, demand trends remain robust and inflation may pick up in the second half of the year. Further, there seems to be an accelerating trend of cross-border acquisitions as Indian companies strive to build a broader platform for growth. Sun Pharmaceuticals is one of the companies that has demonstrated effective management capabilities in this regard. Relative to some of its industry peers, Sun’s management has successfully acquired struggling companies and turned them around. Keen understanding of the industry coupled with a solid price discipline have enabled Sun to generate profitability from these companies even in competitive markets like the U.S.

Ten years after the Asian financial crisis, corporate balance sheets are much healthier. Looking ahead, one of the key questions facing investors is the ability of the region to withstand a global slowdown. In that context, it is encouraging to see signs of greater integration within the Asia Pacific region: whether it is Indian companies hiring from Chinese universities, Chinese companies seeking to list on the Tokyo exchange, or Australian skiers buying condominiums in Hokkaido. Beyond just companies and consumers, even the governments have shown a willingness to cooperate more closely. In early May, finance ministers from the ASEAN+3 countries stitched together an initial agreement to pool their foreign reserves in an effort to bring greater stability to the currencies in the region. Over time, such efforts can become substantial drivers to sustaining growth and we continue to look for investment ideas that are beneficiaries of this long-term trend.

800.789.ASIA [2742] www.matthewsfunds.com	9

MATTHEWS ASIA PACIFIC FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)

EQUITIES: 99.8%*

	SHARES	VALUE
JAPAN: 42.9%
Sony Corp. ADR	227,800	$11,702,086
Nintendo Co., Ltd.	27,800	10,182,985
The Sumitomo Trust & Banking Co., Ltd.	907,000	8,655,634
Nitto Denko Corp.	157,200	7,941,393
Sekisui House, Ltd.	578,000	7,722,315
Daibiru Corp.	551,700	7,662,189
Benesse Corp.	258,700	7,500,987
Nomura Research Institute, Ltd.	254,000	7,488,487
Sysmex Corp.	198,500	7,335,431
Funai Zaisan Consultants Co., Ltd.	1,232	7,224,398
Ichiyoshi Securities Co., Ltd.	498,400	7,221,487
Toyota Motor Corp. ADR	55,600	6,998,928
Hoya Corp.	209,400	6,955,906
Sumitomo Realty & Development Co., Ltd.	213,000	6,954,396
Ito En, Ltd.	211,000	6,940,508
Point, Inc.	111,470	6,618,036
Canon, Inc. ADR	109,050	6,394,692
ORIX Corp.	23,490	6,190,867
Takeda Pharmaceutical Co., Ltd.	95,600	6,180,516
Mitsubishi Estate Co., Ltd.	226,000	6,149,036
Unicharm Petcare Corp.	149,000	6,014,457
Yahoo! Japan Corp.	17,612	5,986,292
Nitori Co., Ltd.	111,900	5,589,320
Mizuho Financial Group, Inc.	794	5,500,767
Pigeon Corp.	334,300	5,424,824
Keyence Corp.	24,100	5,271,172
Monex Beans Holdings, Inc.	5,700	4,768,325
Nidec Corp.	79,500	4,674,761
The Chiba Bank, Ltd.	519,000	4,611,460
Nippon Shokubai Co., Ltd.	500,000	4,446,700

Total Japan		202,308,355

CHINA/HONG KONG: 20.7%
Lenovo Group, Ltd.	18,634,000	10,986,129
China Life Insurance Co., Ltd. H Shares	2,771,000	9,958,193
Pico Far East Holdings, Ltd.	29,774,000	9,519,516
China Merchants Bank Co., Ltd. H Shares	2,721,500	8,283,674
Dah Sing Financial Holdings, Ltd.	969,200	8,174,588
China Vanke Co., Ltd. B Shares	3,752,514	7,769,746
China Mobile, Ltd. ADR	135,300	7,292,670
Hang Lung Group, Ltd.	1,553,000	7,011,063
The9, Ltd. ADR**	145,900	6,749,334
Dairy Farm International Holdings, Ltd.	1,256,400	5,678,928
Television Broadcasts, Ltd.	788,000	5,542,766
Shangri-La Asia, Ltd.	2,276,000	5,501,381
NetEase.com, Inc. ADR**	301,000	5,123,020
Belle International Holdings, Ltd.**	51,000	56,288
China High Speed Transmission Equipment Group Co., Ltd.**,***,****	23,000	26,694

Total China/Hong Kong		97,673,990

SOUTH KOREA: 14.2%
Amorepacific Corp.	14,262	11,300,305
Hana Financial Group, Inc.	205,120	10,002,334
Hanmi Pharmaceutical Co., Ltd.	63,131	9,703,525
ON*Media Corp.**	714,300	6,618,399
NHN Corp.**	32,651	5,955,180
CDNetworks Co., Ltd.**	231,427	5,648,838
Kiwoom.com Securities Co., Ltd.	72,512	5,533,470
Hyundai Department Store Co., Ltd.	45,970	5,423,748
Samsung Electronics Co., Ltd.	5,465	3,348,152
Kookmin Bank ADR	35,540	3,117,569
Kiwoom.com Securities Co., Ltd. Rights, expire 07/11/07***, ****	14,509	207,307

Total South Korea		66,858,827

10	MATTHEWS ASIAN FUNDS

JUNE 30, 2007

	SHARES	VALUE
INDIA: 6.2%
Sun Pharmaceutical Industries, Ltd.	298,907	$7,530,503
Dabur India, Ltd.	2,973,060	7,512,080
HDFC Bank, Ltd.	260,636	7,342,693
Infosys Technologies, Ltd.	125,678	5,956,004
Sun Pharma Advanced Research Co., Ltd.**,***,****	298,907	986,345

Total India		29,327,625

THAILAND: 5.0%
Advanced Info Service Public Co., Ltd.	3,611,600	9,048,614
Bangkok Bank Public Co., Ltd.	1,658,500	5,860,594
Land & Houses Public Co., Ltd.	22,417,300	4,869,797
Major Cineplex Group Public Co., Ltd.	7,285,400	4,051,548

Total Thailand		23,830,553

SINGAPORE: 3.5%
DBS Group Holdings, Ltd.	442,700	6,593,866
Fraser and Neave, Ltd.	1,462,000	5,205,226
Hyflux, Ltd.	2,476,812	4,740,852

Total Singapore		16,539,944

TAIWAN: 2.8%
Taiwan Semiconductor Manufacturing Co., Ltd.	3,392,999	7,319,529
Taiwan Secom Co., Ltd.	3,579,160	6,098,490

Total Taiwan		13,418,019

INDONESIA: 2.3%
PT Astra International	3,000,500	5,612,446
Bank Rakyat Indonesia	7,889,500	5,020,988

Total Indonesia		10,633,434

AUSTRALIA: 2.2%
AXA Asia Pacific Holdings, Ltd.	1,647,685	10,379,046

Total Australia		10,379,046

TOTAL INVESTMENTS: 99.8% (Cost $382,525,452*****)		470,969,793

CASH AND OTHER ASSETS, LESS LIABILITIES: 0.2%		718,394

NET ASSETS: 100.0%		$471,688,187

*	As a percentage of net assets as of June 30, 2007
**	Non–income producing security
***	Fair valued under direction of the Board of Trustees
****	Illiquid security
*****	Cost of investments is $382,525,452 and net unrealized appreciation consists of:

Gross unrealized appreciation	$107,065,464
Gross unrealized depreciation	(18,621,123)

Net unrealized appreciation	$88,444,341

ADR	American Depositary Receipt

See accompanying notes to financial statements.

800.789.ASIA [2742] www.matthewsfunds.com	11

MATTHEWS ASIA PACIFIC EQUITY INCOME FUND

FUND DESCRIPTION	SYMBOL: MAPIX

Under normal market conditions, the Matthews Asia Pacific Equity Income Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in income-paying publicly traded common stocks, preferred stocks, convertible preferred stocks, and other equity-related instruments (including, for example, investment trusts and other financial instruments) of companies located in the Asia Pacific region, which includes Australia, China, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Pakistan, Philippines, Singapore, South Korea, Taiwan, Thailand and Vietnam.

PORTFOLIO MANAGERS

Lead Manager: Andrew T. Foster	Co-Manager: Jesper Madsen, CFA

PORTFOLIO MANAGER COMMENTARY

The Matthews Asia Pacific Equity Income Fund returned 10.80% for the first six months of 2007. By comparison, its benchmark the MSCI All Country Asia Pacific Index, gained 9.95%. The Fund paid its inaugural semi-annual income distribution of 10.3 cents per share on June 26, as per its stated intention to distribute investment income twice per year.

Relative calm returned to the region’s markets in the second quarter after the sharp sell-off in late February, and most equity markets saw positive returns during the period. The notable exception was Japan. The broad TOPIX Index ended only 2.3% shy of its highest level since 1991, but returns from Japanese equities were weighed down by the 3.3% depreciation of the yen year-to-date. In fact, the yen was the only major Asian currency to lose value relative to the U.S. dollar during the first six months of the year. Japan has now experienced positive real economic growth in 19 consecutive quarters, but consumer price inflation has yet to definitively beat out deflation. This, coupled with political pressure on the Bank of Japan to refrain from hiking interest rates, heightened the uncertainty surrounding the outlook for interest rates.

Much like other markets around the world, Asia Pacific has seen the privatization of an increasing number of publicly listed companies, either through leveraged buyouts or private equity deals. This activity is in part fuelled by the low cost of borrowing relative to the cash flows generated by the targeted companies, enabling larger deals to take place. This is particularly true in industries that exhibit stable cash flows, such as telecommunication service providers. In fact, during the first half of the year the main contributor to Fund performance, Maxis Communications, was taken private by its largest shareholder.

continued on page 14

12	MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF JUNE 30, 2007, UNLESS OTHERWISE NOTED

PERFORMANCE AS OF JUNE 30, 2007

Fund Inception: 10/31/06	3 MO	YTD	SINCE INCEPTION[1]
Matthews Asia Pacific Equity Income Fund	8.19%	10.80%	19.56%
MSCI All Country Asia Pacific Index [2]	6.13%	9.95%	17.06%

All performance quoted is past performance and is no guarantee of future results. Assumes reinvestment of all dividends and/or distributions. Unusually high returns may not be sustainable. Investment return and principal value will fluctuate with changing market conditions so that shares, when redeemed, may be worth more or less than their original cost. The performance of foreign indices may be based on different exchange rates than those used by the Fund and, unlike the Fund’s NAV, is not adjusted to reflect fair value at the close of the NYSE. Current performance may be lower or higher than the return figures quoted. Returns are net of the Funds’ management fee and other operating expenses. Returns would have been lower if certain of the Funds’ fees and expenses had not been waived. For the Funds’ most recent month-end performance please call 800-789-ASIA [2742] or visit www.matthewsfunds.com.

OPERATING EXPENSES3

Net Ratio: 6 months ended 6/30/07 (annualized) [4,5]	1.47%
Net Ratio: Fiscal Period 2006 (annualized) [5,7]	1.50%
Gross Ratio: Fiscal Period 2006 (annualized) [7]	2.93%

PORTFOLIO TURNOVER6

6 months ended 6/30/07 (annualized) [4]	19.12%
Fiscal Period 2006 (annualized) [7]	0.00%

TOP TEN HOLDINGS8

	COUNTRY	% OF NET ASSETS
Taiwan Semiconductor Manufacturing Co., Ltd.	Taiwan	4.9%
HSBC Holdings PLC	United Kingdom	4.6%
Lawson, Inc.	Japan	3.1%
SK Telecom Co., Ltd.	South Korea	2.8%
BOC Hong Kong Holdings, Ltd.	China/Hong Kong	2.6%
Globe Telecom, Inc.	Philippines	2.6%
Monex Beans Holdings, Inc.	Japan	2.4%
Eisai Co., Ltd.	Japan	2.4%
Public Bank BHD	Malaysia	2.4%
Hana Finacial Group, Inc.	South Korea	2.4%
% OF ASSETS IN TOP 10		30.2%

[1]	Actual returns, not annualized.
[2]

The MSCI All Country Asia Pacific Index is a free float-adjusted market capitalization–weighted index of the stock markets of Australia, China, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Pakistan, Philippines, Singapore, South Korea, Taiwan and Thailand. The Matthews Asia Pacific Equity Income Fund invests in countries that are not included in the MSCI All Country Asia Pacific Index. It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International; total return calculations performed by PFPC Inc.

[3]	Matthews Asian Funds do not charge 12b-1 fees.
[4]	Unaudited.
[5]

Includes management fee, administration and shareholder services fees after reimbursement, waiver or recapture or expenses by Advisor. The Advisor has agreed to waive fees and reimburse expenses to the extent needed to limit total annual operating expenses until October 31, 2009. Voluntary fee waivers by the Advisor may be discontinued at any time.

[6]	The lesser of fiscal year-to-date long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.
[7]	The Matthews Asia Pacific Equity Income Fund commenced operations on 10/31/06.
[8]	Holdings may combine more than one security from same issuer.

800.789.ASIA [2742] www.matthewsfunds.com	13

MATTHEWS ASIA PACIFIC EQUITY INCOME FUND

COUNTRY ALLOCATION

China/Hong Kong	18.7%
Japan	17.8%
Taiwan	12.8%
Malaysia	9.1%
Singapore	7.1%
Australia	6.8%
Thailand	5.6%
South Korea	5.1%
United Kingdom [1]	4.6%
India	4.1%
Philippines	2.5%
Indonesia	1.5%
New Zealand	1.5%
Cash, cash equivalents and other[2]	2.8%

SECTOR ALLOCATION

Financials	24.7%
Consumer Discretionary	17.3%
Information Technology	14.5%
Telecommunication Services	14.5%
Consumer Staples	6.8%
Industrials	5.8%
Health Care	5.6%
Energy	4.4%
Utilities	3.6%
Cash, cash equivalents and other[2]	2.8%

MARKET CAP EXPOSURE

Large cap (over $5 billion)	54.6%
Mid cap ($1–$5 billion)	28.6%
Small cap (under $1 billion)	14.0%
Cash, cash equivalents and other[2]	2.8%

NUMBER OF SECURITIES[2]	NAV	FUND ASSETS	REDEMPTION FEE	12B-1 FEES
54	$11.83	$63.1 million	2.00% within 90 calendar days	None

[1]	The United Kingdom is not included in the MSCI All Country Asia Pacific Index.
[2]	Includes BNY Hamilton Money Fund.

PORTFOLIO MANAGER COMMENTARY continued from page 12

Maxis Communications is a leading Malaysian telecommunications provider with a strong position in Malaysia and a growing business in India. While the growth of new wireless subscribers in the Malaysian market was decelerating as mobile phone penetration rose, we believed the company could increasingly afford to pay higher dividends, and yet still invest in overseas expansion opportunities. We felt the market was discounting the company’s future growth prospects in Malaysia, as well as the likelihood of success in its Indian expansion. This resulted in both an attractive current dividend yield and good potential for dividend growth.

The Fund built its position in Maxis with the intention of holding shares over the long term. However, shareholders in Maxis Communications received a 20% takeover premium on top of the more than 30% price appreciation in the months leading up to the offer. We felt the company might be worth a great deal more to patient investors; yet as the vast majority of shareholders indicated a preference for a quick gain, we had little choice but to submit our shares in the tender so as to avoid seeing the Fund’s holdings in Maxis forcibly privatized.

While we are pleased to report that the Fund outperformed its benchmark during the first

14	MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF JUNE 30, 2007, UNLESS OTHERWISE NOTED

half of 2007, there were sources of weakness in the portfolio during the period. For example, the Fund’s holdings in large banks were a drag on aggregate performance. The valuation of these banks are to some extent penalized for having a lower growth rate than their smaller peers and are often perceived as too large to be acquisition targets. Furthermore, investors have focused on the impact of rising subprime mortgage defaults, and their spillover effects on growth and interest rates in the U.S. Despite having liquid balance sheets, good (if underrated) growth prospects, strong dividend policies and very reasonable yields, the performance of Asia’s larger banks has generally lagged the markets, weighed down by this sort of global sentiment.

In addition, the Fund would have benefited from greater exposure to Korean equities during the first half of the year. The Korea Composite Stock Price Index gained 22.39% during the second quarter alone. However, even though Korean valuations measured via price to earnings multiples were some of the cheapest in Asia Pacific, this was not reflected in higher dividend yields. The reason is simple: On average, Korean companies pay out a smaller portion of their earnings as dividends to shareholders, relative to companies elsewhere in the region. To date, this has made it harder to justify having a more substantial exposure to Korea.

We continue to look for companies offering reasonably priced and growing dividends. This explains our ongoing exposure to Japanese companies, which we still believe offer good potential for dividend growth, as we discussed in the previous quarterly report. We are also maintaining substantial exposure to the region’s larger banks, across several geographies. We believe their underperformance thus far this year represents an opportunity, and their lower valuations may also prove more defensive if a downturn were to occur.

800.789.ASIA [2742] www.matthewsfunds.com	15

MATTHEWS ASIA PACIFIC EQUITY INCOME FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)

EQUITIES: 97.2%*

	SHARES	VALUE
CHINA/HONG KONG: 18.7%
BOC Hong Kong Holdings, Ltd.	692,000	$1,647,872
CLP Holdings, Ltd.	195,500	1,311,384
Hang Seng Bank, Ltd.	91,300	1,235,362
Café de Coral Holdings, Ltd.	648,000	1,228,177
SA SA International Holdings, Ltd.	3,156,000	1,162,431
ASM Pacific Technology, Ltd.	142,000	1,028,788
VTech Holdings, Ltd.	121,000	1,021,332
Huaneng Power International, Inc. H Shares	836,000	949,417
PetroChina Co., Ltd. H Shares	614,000	904,604
China Mobile, Ltd.	65,500	703,234
PetroChina Co., Ltd. ADR	4,200	624,456

Total China/Hong Kong		11,817,057

JAPAN: 17.8%
Lawson, Inc.	56,700	1,961,762
Monex Beans Holdings, Inc.	1,834	1,534,229
Eisai Co., Ltd.	34,700	1,516,231
The Sumitomo Trust & Banking Co., Ltd.	154,000	1,469,645
Benesse Corp.	41,800	1,211,988
Takeda Pharmaceutical Co., Ltd.	17,200	1,111,976
Hisamitsu Pharmaceutical Co., Inc.	32,500	897,462
Tokyu REIT, Inc.	80	773,198
Nintendo Co., Ltd.	2,000	732,589

Total Japan		11,209,080

TAIWAN: 12.8%
Taiwan Semiconductor Manufacturing Co., Ltd.	1,336,287	2,882,699
Chunghwa Telecom Co., Ltd.	780,000	1,488,042
Taiwan Secom Co., Ltd.	762,000	1,298,363
Giant Manufacturing Co., Ltd.	647,000	1,187,066
President Chain Store Corp.	372,000	1,059,429
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	17,587	195,747

Total Taiwan		8,111,346

MALAYSIA: 9.1%
Public Bank BHD	527,800	1,498,172
Maxis Communications BHD**,***	279,500	1,243,482
Media Prima BHD	1,375,000	1,202,752
Malayan Banking BHD	285,300	991,629
Berjaya Sports Toto BHD	541,200	822,969

Total Malaysia		5,759,004

SINGAPORE: 7.1%
Singapore Press Holdings, Ltd.	479,000	1,451,942
Venture Corp., Ltd.	106,000	1,087,180
Singapore Post, Ltd.	1,301,000	1,079,386
Yellow Pages (Singapore), Ltd.	933,000	835,022

Total Singapore		4,453,530

AUSTRALIA: 6.8%
Coca-Cola Amatil, Ltd.	159,498	1,290,025
Insurance Australia Group, Ltd.	257,554	1,244,622
TABCORP Holdings, Ltd.	62,393	907,182
St. George Bank, Ltd.	27,964	839,972

Total Australia		4,281,801

THAILAND: 5.6%
Advanced Info Service Public Co., Ltd.	540,600	1,354,436
PTT Public Co., Ltd.	160,000	1,251,267
Hana Microelectronics Public Co., Ltd.	1,120,600	916,928

Total Thailand		3,522,631

SOUTH KOREA: 5.1%
Hana Financial Group, Inc.	30,590	1,491,670
SK Telecom Co., Ltd.	3,913	902,169
SK Telecom Co., Ltd. ADR	31,300	856,055

Total South Korea		3,249,894

16	MATTHEWS ASIAN FUNDS

JUNE 30, 2007

	SHARES	VALUE
UNITED KINGDOM: 4.6%
HSBC Holdings PLC ADR	16,900	$1,550,913
HSBC Holdings PLC	73,600	1,341,314

Total United Kingdom		2,892,227

INDIA: 4.1%
HCL-Infosystems, Ltd.	280,167	1,307,400
Ashok Leyland, Ltd.	1,365,000	1,269,261

Total India		2,576,661

PHILIPPINES: 2.5%
Globe Telecom, Inc.	54,950	1,609,886

Total Philippines		1,609,886

INDONESIA: 1.5%
PT Telekomunikasi Indonesia	559,000	609,424
PT Telekomunikasi Indonesia ADR	8,200	353,420

Total Indonesia		962,844

NEW ZEALAND: 1.5%
Fisher & Paykel Appliances Holdings, Ltd.	345,798	927,680

Total New Zealand		927,680

TOTAL EQUITIES (Cost $56,860,534)		61,373,641

MONEY MARKET MUTUAL FUND: 1.2%*
BNY Hamilton Money Fund (Cost $ 752,625)	752,625	752,625

TOTAL INVESTMENTS: 98.4% (Cost $57,613,159****)		62,126,266

CASH AND OTHER ASSETS, LESS LIABILITIES: 1.6%		998,373

NET ASSETS: 100.0%		$63,124,639

*	As a percentage of net assets as of June 30, 2007
**	Fair valued under direction of the Board of Trustees
***	Illiquid security
****	Cost of investments is $57,613,159 and net unrealized appreciation consists of:

Gross unrealized appreciation	$5,443,849
Gross unrealized depreciation	(930,742)

Net unrealized appreciation	$4,513,107

ADR American Depositary Receipt

REIT Real Estate Investment Trust

See accompanying notes to financial statements.

800.789.ASIA [2742] www.matthewsfunds.com	17

MATTHEWS PACIFIC TIGER FUND (CLOSED TO MOST NEW INVESTORS)

FUND DESCRIPTION	SYMBOL: MAPTX

Under normal market conditions, the Matthews Pacific Tiger Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in the Pacific Tiger countries of China, Hong Kong, India, Indonesia, Malaysia, Philippines, Singapore, South Korea, Taiwan, Thailand and Vietnam.

PORTFOLIO MANAGERS

Lead Manager: Mark W. Headley	Co-Manager: Richard H. Gao

PORTFOLIO MANAGER COMMENTARY

The Matthews Pacific Tiger Fund participated in a strong rally in the second quarter of 2007, giving the Fund a return of 15.86% for the first six months of the year. While the Fund outperformed both its indices and the Lipper averages in the second quarter, this was not enough to catch up after the underperformance in the first quarter. For the first half of the year, the MSCI All Country Far East ex-Japan Index gained 17.27% and the MSCI All Country Asia ex-Japan Index, which includes India, advanced 17.31%. During the same period, the Lipper Pacific ex-Japan Funds Category Average gained 20.39%. Markets were generally strong during the second quarter with China, India and Korea all enjoying significant rallies on the back of greater economic confidence in the regional environment.

On a geographic basis, China and Hong Kong were the dominant sources of returns for the portfolio in the first half of the year. Lenovo in China and Hang Lung Group in Hong Kong had the largest positive impact on performance. Korea, Singapore, Thailand and India all made positive contributions, with positions in Korea and Thailand showing real strength in the last few months. From an industry perspective, financials have been the primary source of returns. Property exposure in China and brokerage in Korea are examples of strong performing non-banking financials in the portfolio; the returns for bank holdings, however, were quite mixed. The information technology and consumer discretionary sectors were also areas of strength for the portfolio. The Fund’s large position in health care–related companies was the weakest area for the portfolio, with pharmaceuticals underperforming badly in a period of general market strength.

Why has the portfolio underperformed indices and competitors in the recent one- and three-year periods? It is a complex question that involves multiple issues. Certainly, we have managed the Fund with an eye to avoiding excessive risk. One example is the avoidance of ultra–high valuation growth stocks. This approach has generally not helped in a period of great enthusiasm with many top growth companies continued on page 21

18	MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF JUNE 30, 2007, UNLESS OTHERWISE NOTED

PERFORMANCE AS OF JUNE 30, 2007

				Average Annual Total Returns
Fund Inception: 9/12/94	3 MO	YTD	1 YR	3 YRS	5 YRS	10 YRS	SINCE INCEPTION
Matthews Pacific Tiger Fund	16.70%	15.86%	41.66%	30.82%	25.34%	10.38%	10.27%
MSCI All Country Far East ex-Japan Index [1]	15.58%	17.27%	44.21%	30.94%	22.61%	4.38%	4.05%[2]
MSCI All Country Asia ex-Japan Index [3]	16.09%	17.31%	45.68%	32.56%	23.92%	5.26%	4.45%[2]
Lipper Pacific ex-Japan Funds Category Average [4]	16.09%	20.39%	46.62%	33.48%	23.25%	7.69%	6.89%[2]

All performance quoted is past performance and is no guarantee of future results. Assumes reinvestment of all dividends and/or distributions. Unusually high returns may not be sustainable. Investment return and principal value will fluctuate with changing market conditions so that shares, when redeemed, may be worth more or less than their original cost. The performance of foreign indices may be based on different exchange rates than those used by the Fund and, unlike the Fund’s NAV, is not adjusted to reflect fair value at the close of the NYSE. Current performance may be lower or higher than the return figures quoted. Returns are net of the Funds’ management fee and other operating expenses. Returns would have been lower if certain of the Funds’ fees and expenses had not been waived. For the Funds’ most recent month-end performance please call 800-789-ASIA [2742] or visit www.matthewsfunds.com.

OPERATING EXPENSES5

Net Ratio: 6 months ended 6/30/07 (annualized) [6,7]	1.11%
Net Ratio: Fiscal Year 2006 [7]	1.16%
Gross Ratio: Fiscal Year 2006	1.18%

PORTFOLIO TURNOVER8

6 months ended 6/30/07 (annualized) [6]	31.42%
Fiscal Year 2006	18.80%

[1]

The MSCI All Country Far East ex-Japan Index is a free float–adjusted market capitalization–weighted index of the stock markets of China, Hong Kong, Indonesia, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand. The Matthews Pacific Tiger Fund invests in countries that are not included in the MSCI All Country Far East ex-Japan Index. It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International; total return calculations performed by PFPC Inc.

[2]	Calculated from 8/31/94.
[3]

The MSCI All Country Asia ex-Japan Index is a free float–adjusted market capitalization–weighted index of the stock of markets of China, Hong Kong, India, Indonesia, Malaysia, Pakistan, Philippines, Singapore, South Korea, Taiwan, and Thailand. It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International; total return calculations performed by PFPC Inc.

[4]

As of 6/30/07, the Lipper Pacific ex-Japan Funds Category Average consisted of 46 funds for the three-month period, YTD and one-year periods; 44 funds for the three-year period; 41 funds for the five-year period; 22 funds for the 10-year period; and 9 funds since 8/31/94. Lipper, Inc. fund performance does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains, for the stated periods.

[5]	Matthews Asian Funds do not charge 12b-1 fees.
[6]	Unaudited.
[7]

Includes management fee, administration and shareholder services fees after reimbursement, waiver or recapture of expenses by Advisor. Voluntary fee waivers by the Advisor may be discontinued at any time.

[8]	The lesser of fiscal year-to-date long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

800.789.ASIA [2742] www.matthewsfunds.com	19

MATTHEWS PACIFIC TIGER FUND (CLOSED TO MOST NEW INVESTORS)

TOP TEN HOLDINGS1

	COUNTRY	% OF NET ASSETS
Lenovo Group, Ltd.	China/Hong Kong	4.5%
Hang Lung Group, Ltd.	China/Hong Kong	3.4%
Amorepacific Corp.	South Korea	3.3%
Advanced Info Service Public Co., Ltd.	Thailand	3.3%
Hana Financial Group, Inc.	South Korea	2.8%
NHN Corp.	South Korea	2.6%
DBS Group Holdings, Ltd.	Singapore	2.5%
Dah Sing Financial Holdings, Ltd.	China/Hong Kong	2.5%
Taiwan Semiconductor Manufacturing Co., Ltd.	Taiwan	2.4%
Swire Pacific, Ltd.	China/Hong Kong	2.4%
% OF ASSETS IN TOP 10		29.7%

COUNTRY ALLOCATION

China/Hong Kong	33.3%
South Korea	21.3%
India [2]	10.6%
Singapore	10.6%
Thailand	9.2%
Indonesia	5.5%
Taiwan	4.8%
Malaysia	3.8%
Philippines	0.5%
Cash, cash equivalents and other[3]	0.4%

SECTOR ALLOCATION

Financials	31.7%
Information Technology	16.0%
Consumer Discretionary	15.3%
Consumer Staples	12.5%
Health Care	10.0%
Industrials	8.3%
Telecommunication Services	5.8%
Cash, cash equivalents and other[3]	0.4%

MARKET CAP EXPOSURE

Large cap (over $5 billion)	47.4%
Mid cap ($1–$5 billion)	43.4%
Small cap (under $1 billion)	8.8%
Cash, cash equivalents and other[3]	0.4%

NUMBER OF SECURITIES[3]	NAV	FUND ASSETS	REDEMPTION FEE	12B-1 FEES
69	$27.47	$3.64 billion	2.00% within 90 calendar days	None

[1]	Holdings may combine more than one security from same issuer.
[2]	India is not included in the MSCI All Country Far East ex-Japan Index.
[3]	Includes BNY Hamilton Money Fund.

20	MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF JUNE 30, 2007, UNLESS OTHERWISE NOTED

PORTFOLIO MANAGER COMMENTARY continued from page 18

carrying current multiples of over 50 times earnings. Often the best performing companies of the last year have been very expensive companies that are becoming extremely expensive companies. The Fund has always been willing to own exceptional growth companies that have higher valuations, but we have to be able to rationally justify the valuations.

The Fund’s long-term avoidance of highly cyclical, commodity-oriented companies has also hurt recent performance. Throughout its history, the Fund has generally avoided energy and commodity companies where we believe forward earnings are unpredictable—essentially, a roll of the dice. For the last couple of years, those companies have often been strong performers with significant earnings growth tied to the high prices of everything from oil to ship manufacturing. We do not try to predict where commodity prices are going and prefer to make our investment decisions and take our risks around industries where we see exceptional potential to build value over time.

It must be said that in some cases we have probably held on to underperforming positions too long based on valuations that seemed very attractive versus growth potential that may have been somewhat limited. Such positions appeared very defensive and hence attractive in markets where we are concerned about risks, but the price paid in a rip-roaring bull market has been significant. We have worked hard to reassess the potential of companies that have underperformed versus the potential of newer and higher growth companies that the market seems to gravitate towards. Very few significant changes have been made and we are very pleased to see a company like Lenovo move from being a significant underperformer to the portfolio’s top contributor.

As we look forward, we continue to be enthusiastic about the strong underlying economic growth across most of the region—growth that has allowed a period of exceptionally strong corporate earnings. We do not believe that the overall valuations for the region are extreme, but significant areas of the markets are very expensive by historical standards. Anything that dents the earnings outlook could lead to a significant pullback across the markets. Such a pullback, which we have highlighted as a possibility for some time, might be quite significant given the very large inflows of investment into the markets from both international and domestic investors. The impact of an ever growing weight of passive money in the markets will be a new wrinkle for the region to handle.

For the portfolio, we continue to focus on finding individual companies where we find compelling business models, strong management teams and good corporate governance practices. Such a fundamental approach is often challenging during periods of market enthusiasm, where unknown companies are frequently given extraordinarily high valuations, but we are confident in our long term approach and the performance it has generated over time.

800.789.ASIA [2742] www.matthewsfunds.com	21

MATTHEWS PACIFIC TIGER FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)

EQUITIES: 99.6%*

	SHARES	VALUE
CHINA/HONG KONG: 33.3%
Lenovo Group, Ltd.	277,656,000	$163,698,864
Hang Lung Group, Ltd.	27,746,000	125,260,103
Dah Sing Financial Holdings, Ltd.	10,893,600	91,880,617
Swire Pacific, Ltd. A Shares	7,990,500	88,803,771
Agile Property Holdings, Ltd.	63,112,000	82,651,279
Television Broadcasts, Ltd.	10,362,700	72,890,897
Ping An Insurance (Group) Co. of China, Ltd. H Shares	10,077,500	71,207,013
NWS Holdings, Ltd.	24,775,636	61,786,999
Shangri-La Asia, Ltd.	22,824,000	55,168,508
Dairy Farm International Holdings, Ltd.	11,984,900	54,171,748
NetEase.com, Inc. ADR**	2,581,300	43,933,726
Integrated Distribution Services Group, Ltd.	11,833,000	37,379,156
Tencent Holdings, Ltd.	9,211,000	37,106,929
China Mobile, Ltd. ADR	668,250	36,018,675
Travelsky Technology, Ltd. H Shares †	40,812,000	34,918,186
China Merchants Bank Co., Ltd. H Shares	11,316,500	34,445,045
Dickson Concepts International, Ltd. †	28,334,900	32,976,211
Dynasty Fine Wines Group, Ltd. †	77,862,000	31,765,370
China Vanke Co., Ltd. B Shares	13,792,093	28,557,140
Glorious Sun Enterprises, Ltd.	35,727,000	17,271,340
SCMP Group, Ltd.	32,396,000	13,216,600
Belle International Holdings, Ltd.**	383,000	422,715
China High Speed Transmission Equipment Group Co., Ltd.**,***,****	168,000	194,982

Total China/Hong Kong		1,215,725,874

SOUTH KOREA: 21.3%
Amorepacific Corp.	152,635	120,938,275
Hana Financial Group, Inc.	2,119,653	103,361,333
NHN Corp.**	521,132	95,048,701
Samsung Securities Co., Ltd.	817,796	65,770,680
Hanmi Pharmaceutical Co., Ltd.†	422,133	64,883,786
S1 Corp.	973,120	52,508,559
Nong Shim Co., Ltd.	161,478	45,969,274
Yuhan Corp.	212,450	39,783,354
ON*Media Corp.**	4,276,360	39,622,928
Hyundai Development Co.	532,704	37,941,141
MegaStudy Co., Ltd.	188,305	36,688,748
Hite Brewery Co., Ltd.	271,488	35,263,906
GS Home Shopping, Inc.	234,698	21,720,711
SK Telecom Co., Ltd. ADR	680,300	18,606,205

Total South Korea		778,107,601

INDIA: 10.6%
Cipla, Ltd.	12,782,652	65,365,656
Titan Industries, Ltd.	1,859,344	61,282,297
Infosys Technologies, Ltd.	1,246,624	59,078,738
Sun Pharmaceutical Industries, Ltd.	2,296,352	57,853,064
HDFC Bank, Ltd.	1,952,568	55,008,165
Dabur India, Ltd.	19,600,098	49,523,893
Bank of Baroda	4,547,022	30,188,741
Sun Pharma Advanced Research Co., Ltd.**,***,****	2,296,352	7,577,595

Total India		385,878,149

SINGAPORE: 10.6%
DBS Group Holdings, Ltd.	6,168,750	91,881,431
Fraser and Neave, Ltd.	23,422,750	83,393,100
Hyflux, Ltd. †	34,829,187	66,666,352
Venture Corp., Ltd.	5,732,800	58,797,949
Parkway Holdings, Ltd.	19,226,050	50,239,556
Keppel Land, Ltd.	5,964,000	34,091,132

Total Singapore		385,069,520

22	MATTHEWS ASIAN FUNDS

JUNE 30, 2007

	SHARES	VALUE
THAILAND: 9.2%
Advanced Info Service Public Co., Ltd.	47,888,300	$119,980,824
Bangkok Bank Public Co., Ltd.	21,025,400	74,296,852
Bank of Ayudhya Public Co., Ltd. NVDR	61,539,600	43,848,636
Land & Houses Public Co., Ltd.	173,222,300	37,629,754
Thai Beverage Public Co., Ltd.	189,105,000	32,119,745
Amata Corp. Public Co., Ltd. †	59,894,900	29,318,575

Total Thailand		337,194,386

INDONESIA: 5.5%
PT Kalbe Farma	322,238,500	49,575,154
PT Bank Central Asia	69,945,500	42,191,807
PT Astra International	21,155,730	39,571,869
PT Telekomunikasi Indonesia	33,473,500	36,492,969
PT Ramayana Lestari Sentosa	277,326,000	31,001,578

Total Indonesia		198,833,377

TAIWAN: 4.8%
Taiwan Semiconductor Manufacturing Co., Ltd.	41,390,673	89,289,804
President Chain Store Corp.	29,591,000	84,273,036

Total Taiwan		173,562,840

MALAYSIA: 3.8%
Resorts World BHD	60,482,500	60,613,888
Public Bank BHD	16,107,900	45,722,642
Top Glove Corp. BHD	13,027,480	30,941,444

Total Malaysia		137,277,974

PHILIPPINES: 0.5%
SM Prime Holdings, Inc.	70,090,000	17,806,649

Total Philippines		17,806,649

TOTAL EQUITIES (Cost $2,414,902,994)		3,629,456,370

MONEY MARKET MUTUAL FUND: 0.3%*
BNY Hamilton Money Fund (Cost $13,670,310)	13,670,310	13,670,310

TOTAL INVESTMENTS: 99.9% (Cost $2,428,573,304*****)		3,643,126,680

CASH AND OTHER ASSETS, LESS LIABILITIES: 0.1%		1,810,433

NET ASSETS: 100.0%		$3,644,937,113

*	As a percentage of net assets as of June 30, 2007
**	Non–income producing security
***	Fair valued under direction of the Board of Trustees
****	Illiquid security
*****	Cost of investments is $2,428,573,304 and net unrealized appreciation consists of:

Gross unrealized appreciation	$1,228,933,539
Gross unrealized depreciation	(14,380,163)

Net unrealized appreciation	$1,214,553,376

†	Affiliated Issuer, as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer)

ADR	American Depositary Receipt
NVDR	Non-voting Depositary Receipt

See accompanying notes to financial statements.

800.789.ASIA [2742] www.matthewsfunds.com	23

MATTHEWS ASIAN GROWTH AND INCOME FUND

(CLOSED TO MOST NEW INVESTORS)

FUND DESCRIPTION	SYMBOL: MACSX

Under normal market conditions, the Matthews Asian Growth and Income Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in dividend-paying equity securities and the convertible securities, of any duration or quality, of companies located in Asia. Asia includes China, Hong Kong, India, Indonesia, Japan, Malaysia, Pakistan, Philippines, Singapore, South Korea, Taiwan, Thailand and Vietnam.

PORTFOLIO MANAGERS

Lead Manager: G. Paul Matthews	Co-Manager: Andrew T. Foster

PORTFOLIO MANAGER COMMENTARY

During the first half of 2007, the Matthews Asian Growth and Income Fund gained 11.57%, while the benchmark MSCI All Country Far East ex-Japan Index rose 17.27% and the Lipper Pacific ex-Japan Funds Category Average advanced 20.39%. Amid the volatility of the first quarter, the Fund managed to outpace its benchmark. However, as markets rallied sharply and consistently during the second quarter, the Fund’s defensive orientation constrained its ability to keep pace. The Fund returned 8.89% during the second quarter, while the index gained 15.58%.

Several factors contributed to the Fund’s absolute gains during the period; chief among them was China. China-related stocks have undergone a marked appreciation during the past 18 months, and this surge in valuations has lifted not only the Fund’s returns, but also Asia Pacific markets more broadly. The top three performing positions within the Fund hail from disparate sectors (real estate, travel and heavy industry), yet they were united by their underlying exposure to the Chinese economy.

The recent and dramatic appreciation of China-related stocks has led some observers to suggest that the Chinese market is susceptible to a correction. This view is not without merit: Chinese shares are priced at lofty valuations and are trading at record highs. Furthermore,

24	MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF JUNE 30, 2007, UNLESS OTHERWISE NOTED

such stocks have become volatile in recent months, as was evident in late February, when China’s “A share” markets fell 9% in a single day (note: the Fund has no positions in Chinese “A shares”). The Fund has been cautious in its exposure to Chinese stocks, trimming positions that have experienced outsized gains.

These concerns notwithstanding, we would note that the underlying pace of market reform within China remains formidable–and thus recent gains in Chinese shares are not without basis, either. The country has managed an impressive feat by privatizing and re-capitalizing the bulk of its hobbled banking sector; it has continued on page 26

PERFORMANCE AS OF JUNE 30, 2007

				Average Annual Total Returns
Fund Inception: 9/12/94	3 MO	YTD	1 YR	3 YRS	5 YRS	10 YRS	SINCE INCEPTION
Matthews Asian Growth and Income Fund	8.89%	11.57%	28.54%	23.05%	21.25%	14.33%	13.10%
MSCI All Country Far East ex-Japan Index [1]	15.58%	17.27%	44.21%	30.94%	22.61%	4.38%	4.05%[3]
Lipper Pacific ex-Japan Funds Category Average [3]	16.09%	20.39%	46.62%	33.48%	23.25%	7.69%	6.89%[3]

All performance quoted is past performance and is no guarantee of future results. Assumes reinvestment of all dividends and/or distributions. Unusually high returns may not be sustainable. Investment return and principal value will fluctuate with changing market conditions so that shares, when redeemed, may be worth more or less than their original cost. The performance of foreign indices may be based on different exchange rates than those used by the Fund and, unlike the Fund’s NAV, is not adjusted to reflect fair value at the close of the NYSE. Current performance may be lower or higher than the return figures quoted. Returns are net of the Funds’ management fee and other operating expenses. Returns would have been lower if certain of the Funds’ fees and expenses had not been waived. For the Funds’ most recent month-end performance please call 800-789-ASIA [2742] or visit www.matthewsfunds.com.

30-DAY SEC YIELD4

1.12%

INCOME DISTRIBUTION YIELD5

3.05%

OPERATING EXPENSES6

Net Ratio: 6 months ended 6/30/07 (annualized) [7,8]	1.15%
Net Ratio: Fiscal Year 2006 [8]	1.19%
Gross Ratio: Fiscal Year 2006	1.20%

PORTFOLIO TURNOVER9

6 months ended 6/30/07 (annualized) [6,7]	24.92%
Fiscal Year 2006	28.37%

[1]

The MSCI All Country Far East ex-Japan Index is a free float–adjusted market capitalization–weighted index of the stock markets of China, Hong Kong, Indonesia, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand. The Matthews Asian Growth and Income Fund invests in countries that are not included in the MSCI All Country Far East ex-Japan Index. It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International; total return calculations performed by PFPC Inc.

[2]

As of 6/30/07, the Lipper Pacific ex-Japan Funds Category Average consisted of 46 funds for the three-month,YTD and one-year periods; 44 funds for the three-year period; 41 funds for the five-year period; 22 funds for the 10-year period; and 9 funds since 8/31/94. Lipper, Inc. fund performance does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains, for the stated periods.

[3]	Calculated from 8/31/94.
[4]

The 30-day SEC Yield represents net investment income earned by the Fund over the 30-day period ended 6/30/07, expressed as an annual percentage rate based on the Fund’s share price at the end of the 30-day period. The SEC Yield should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate, the income paid to a shareholder’s account, or the income reported in the Fund’s financial statements. Past yields are no guarantee of future yields.

[5]

The Income Distribution Yield represents the past two dividends (does not include capital gains) paid by the Fund for the period ended 6/30/07, expressed as an annual percentage rate based on the Fund’s share price on 6/30/07. Generally, the Fund has made distributions of net investment income twice each year and of capital gains, if any, annually. Past Income Distribution Yields are no guarantee of future yields or that any distributions will continue to be paid twice each year.

[6]	Matthews Asian Funds do not charge 12b-1 fees.
[7]	Unaudited.
[8]

Includes management fee, administration and shareholder services fees after reimbursement, waiver or recapture of expenses by Advisor. Voluntary fee waivers by the Advisor may be discontinued at any time.

[9]	The lesser of fiscal year-to-date long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

800.789.ASIA [2742] www.matthewsfunds.com	25

MATTHEWS ASIAN GROWTH AND INCOME FUND

(CLOSED TO MOST NEW INVESTORS)

TOP TEN HOLDINGS1

HOLDING	COUNTRY	SECURITY TYPE	% OF NET ASSETS
HSBC Holdings PLC	United Kingdom	Equity	2.8%
Hongkong Land Ltd., Cnv.	China/Hong Kong	Convertible Bond	2.7%
Hang Lung Group, Ltd.	China/Hong Kong	Equity	2.7%
SK Telecom Co., Ltd.	South Korea	Equity	2.7%
Singapore Press Holdings, Ltd.	Singapore	Equity	2.4%
Fraser and Neave, Ltd.	Singapore	Equity	2.4%
Housing Development Finance Corp., Cnv.	India	Convertible Bond	2.2%
Far EasTone Telecommunications Co., Ltd.	Taiwan	Equity	2.2%
Rafflesia Capital, Ltd., Cnv.	Malaysia	Convertible Bond	2.2%
CNOOC Finance, Ltd., Cnv.	China/Hong Kong	Convertible Bond	2.2%
% OF ASSETS IN TOP 10			24.5%

COUNTRY ALLOCATION

China/Hong Kong	30.5%
South Korea	14.8%
Singapore	12.9%
Taiwan	11.1%
India [2]	8.7%
Thailand	4.4%
Australia [2]	3.6%
Malaysia	3.6%
Japan [2]	3.4%
United Kingdom [2]	2.8%
Indonesia	2.1%
Philippines	1.0%
Cash, cash equivalents and other [3]	1.1%

SECTOR ALLOCATION

Financials	28.2%
Telecommunication Services	21.0%
Consumer Discretionary	16.2%
Utilities	9.2%
Industrials	7.9%
Information Technology	4.4%
Health Care	4.3%
Consumer Staples	4.1%
Energy	3.1%
Materials	0.5%
Cash, cash equivalents and other [3]	1.1%

MARKET CAP EXPOSURE

Large cap (over $5 billion)	60.6%
Mid cap ($1–$5 billion)	30.7%
Small cap (under $1 billion)	7.6%
Cash, cash equivalents and other [3]	1.1%

BREAKDOWN BY SECURITY4

Common Equities	75.2%
Convertible Bonds	20.3%
Preferred Equities	3.4%
Cash, cash equivalents and other[3]	1.1%

NUMBER OF SECURITIES[3]	NAV	FUND ASSETS	REDEMPTION FEE	12B-1 FEES
84	$20.12	$2.23 billion	2.00% within 90 calendar days	None

[1]	Holdings may combine more than one security from same issuer.
[2]	India, Australia, Japan and the United Kingdom are not included in the MSCI All Country Far East ex-Japan Index.
[3]	Includes BNY Hamilton Money Fund.
[4]	As of 6/30/07, convertible bonds, which are not reflected in the Fund’s benchmark, the MSCI All Country Far East ex-Japan Index, accounted for 20.3% of the Matthews Asian Growth and Income Fund.

PORTFOLIO MANAGER COMMENTARY continued from page 25

revitalized its onshore financial markets via necessary regulatory reforms; lastly—and most importantly—it has demonstrated a gradual but consistent resolve to dismantle the capital controls that have underpinned its currency policy for well over a decade. The cumulative impact of these reforms is substantial, and underscores the Chinese authorities’ intent to modernize the country’s economy and financial system. Thus, even as China’s markets touch precipitous new highs, they have been catalyzed by a series of positive and material fundamental events.

26	MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF JUNE 30, 2007, UNLESS OTHERWISE NOTED

Hang Lung Group was the single largest contributor to the Fund’s gains during the first half of the year. The company’s story is an important one, as it illustrates how rapidly China’s financial landscape is evolving. Hang Lung Group is a holding company; its primary asset is the stake it holds in its subsidiary, Hang Lung Properties. The Fund has continuously held a position in either Hang Lung Group or Hang Lung Properties since 1998. A decade ago, Hang Lung was a medium-sized company specializing in the development of mid-market and luxury residential properties in Hong Kong. Now the company is one of Hong Kong’s largest publicly listed real estate companies, with operations that span both Hong Kong and China. The company continues to develop residential properties in both countries, but in China it has expanded its scope to include office space and retail malls, as both a developer and an investor.

Hang Lung’s first tentative investments in China were made 15 years ago; however it began its expansion into the country in earnest only in 2005. The company’s rapid shift into China has been remarkable, particularly given the level of investment: Hang Lung has invested over $4 billion in China for a handful of projects that represent 6.3 million square feet of floor space. This extensive corporate transformation is first and foremost the result of management’s vision and execution capability. However, none of it would have occurred had not China itself undergone substantial reform and change. China’s property market—though often lacking in its transparency and professionalism—has become much more open in recent years. In particular, Hang Lung has executed several transactions with smaller city governments that are seeking to revitalize their civic centers. Such opportunities would have been almost non-existent a decade ago—and rarely open to foreign companies, even those of Hong Kong origin.

Hang Lung’s ability to penetrate this market segment has been critical, but equally important has been its ability to quickly raise large amounts of capital in Hong Kong’s markets, and then immediately funnel the proceeds into China to support its transaction activities there. Last November, Hang Lung Properties raised the equivalent of $860 million in a single day, without advance notice; those funds were then quickly deployed within China. The fact that Hang Lung can tap public capital markets with such speed and in such size, and then use the proceeds to immediately support its onshore business, speaks volumes about how much more readily capital flows through China’s ostensibly “closed” capital account.

Turning to Japan, the Fund’s orientation towards that market remains cautious, even as there are more reasons for investors to be constructive. The Japanese economy has expanded for 19 consecutive quarters; currently, macroeconomic growth appears to be accelerating, as do corporate profits; and in substantial segments of the market, dividend growth appears to be outpacing earnings growth.

However, a substantial drawback continues to cloud Japan’s horizon, namely that the threat of deflation has not been conclusively defeated. During the past twelve months, the Bank of Japan (BOJ) has raised interest rates twice to stem what it believed were growing inflation-ary pressures – and, as some parties suggest, to eliminate the so-called “carry trade.” Whatever the case, the BOJ’s actions appear to have constrained the prospects for price growth in the country. Without sufficient expansion in the country’s money supply, deflationary conditions may persist; indeed, the latest reading on core consumer inflation fell slightly below zero. This sort of environment may render the country’s growth prospects less certain. The Fund has maintained a modest allocation to Japan, in recognition of the fundamental improvements in the economy; but unless and until Japan enjoys a more accommodative monetary policy, strong stock markets there may prove elusive.

800.789.ASIA [2742] www.matthewsfunds.com	27

MATTHEWS ASIAN GROWTH AND INCOME FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)

COMMON EQUITIES: 75.2%*

	SHARES	VALUE
CHINA/HONG KONG: 24.8%
Hang Lung Group, Ltd.	13,310,000	$60,088,372
Hang Seng Bank, Ltd.	3,449,300	46,671,775
CLP Holdings, Ltd.	6,846,200	45,923,265
CITIC Pacific, Ltd.	8,970,000	45,026,665
Television Broadcasts, Ltd.	5,262,000	37,012,738
Café de Coral Holdings, Ltd.	17,353,100	32,889,930
China Travel International Investment HK, Ltd.	61,960,000	32,488,746
HongKong Electric Holdings, Ltd.	5,914,500	29,840,268
I-CABLE Communications, Ltd. †	129,144,000	27,417,004
Giordano International, Ltd.	54,735,000	27,020,296
PCCW, Ltd.	42,920,000	26,402,343
ASM Pacific Technology, Ltd.	3,559,500	25,788,530
Shangri-La Asia, Ltd.	8,065,740	19,495,918
Hong Kong & China Gas Co., Ltd.	8,787,900	18,521,664
Hang Lung Properties, Ltd.	5,216,920	17,980,867
Vitasoy International Holdings, Ltd.	39,017,000	17,963,628
Cheung Kong Infrastructure Holdings, Ltd.	4,475,500	16,512,965
PetroChina Co., Ltd. H Shares	9,014,000	13,280,295
PetroChina Co., Ltd. ADR	60,350	8,972,838
China-Hong Kong Photo Products Holdings, Ltd.	14,998,003	2,014,004

Total China/Hong Kong		551,312,111

SINGAPORE: 12.9%
Singapore Press Holdings, Ltd.	17,514,500	53,089,845
Fraser and Neave, Ltd.	14,832,100	52,807,411
Parkway Holdings, Ltd.	14,242,200	37,216,267
DBS Group Holdings, Ltd.	2,486,000	37,028,123
StarHub, Ltd.**	15,836,071	31,656,624
Ascendas REIT	13,748,000	26,404,782
Singapore Post, Ltd.	27,747,000	23,020,539
Cerebos Pacific, Ltd.	4,060,000	10,715,270
CapitaMall Trust REIT	3,458,900	9,535,560
Yellow Pages (Singapore), Ltd.	6,638,000	5,940,918

Total Singapore		287,415,339

TAIWAN: 11.1%
Far EasTone Telecommunications Co., Ltd.	39,790,000	49,395,485
Cathay Financial Holding Co., Ltd.	17,154,705	40,973,783
President Chain Store Corp.	13,430,000	38,247,672
Chunghwa Telecom Co., Ltd. ADR	1,907,950	35,983,937
Taiwan Semiconductor Manufacturing Co., Ltd.	16,055,214	34,635,024
Taiwan Secom Co., Ltd.	14,276,779	24,326,040
SinoPac Financial Holdings Co., Ltd.	38,988,047	18,624,485
Chunghwa Telecom Co., Ltd.	3,073,960	5,864,337

Total Taiwan		248,050,763

SOUTH KOREA: 7.9%
SK Telecom Co., Ltd.	210,015	48,420,409
Hana Financial Group, Inc.	685,369	33,420,873
KT Corp.	505,730	23,648,358
Korea Electric Power Corp.	480,590	21,328,343
KT Corp. ADR	718,800	16,863,048
SK Telecom Co., Ltd. ADR	395,300	10,811,455
Daehan City Gas Co., Ltd.	280,300	10,285,403
Korea Electric Power Corp. ADR	259,750	5,688,525
G11R, Inc.	309,540	4,891,794

Total South Korea		175,358,208

THAILAND: 4.4%
Advanced Info Service Public Co., Ltd.	18,935,000	47,440,333
BEC World Public Co., Ltd.	47,386,400	31,568,058
Charoen Pokphand Foods Public Co., Ltd.	80,579,900	12,136,582
Thai Reinsurance Public Co., Ltd.	25,672,800	4,573,142
Aeon Thana Sinsap Public Co., Ltd.	864,400	1,239,328

Total Thailand		96,957,443

28	MATTHEWS ASIAN FUNDS

JUNE 30, 2007

	SHARES	VALUE
AUSTRALIA: 3.6%
Insurance Australia Group, Ltd.	7,864,808	$38,006,460
AXA Asia Pacific Holdings, Ltd.	5,391,885	33,964,394
Fairfax Media, Ltd.	2,262,260	9,014,358

Total Australia		80,985,212

JAPAN: 3.4%
Nippon Building Fund, Inc. REIT	2,538	35,248,568
Tokyu REIT, Inc.	1,927	18,624,406
Japan Real Estate Investment Corp. REIT	893	10,516,548
Japan Retail Fund Investment Corp. REIT	1,202	10,445,807

Total Japan		74,835,329

UNITED KINGDOM: 2.8%
HSBC Holdings PLC ADR	630,500	57,860,985
HSBC Holdings PLC	196,800	3,586,556

Total United Kingdom		61,447,541

INDONESIA: 2.1%
PT Telekomunikasi Indonesia ADR	745,500	32,131,050
PT Tempo Scan Pacific	139,445,000	15,279,530

Total Indonesia		47,410,580

INDIA: 1.2%
Gail India, Ltd.	3,597,158	27,421,647

Total India		27,421,647

PHILIPPINES: 1.0%
Globe Telecom, Inc.	781,160	22,885,877

Total Philippines		22,885,877

TOTAL COMMON EQUITIES (Cost $1,174,039,265)		1,674,080,050

PREFERRED EQUITIES: 3.4%*
SOUTH KOREA: 3.4%
Hyundai Motor Co., Ltd., Pfd.	566,280	25,866,771
Hyundai Motor Co., Ltd., 2nd Pfd.	305,760	14,645,105
LG Household & Health Care, Ltd., Pfd.	177,830	11,876,507
Samsung Fire & Marine Insurance Co., Ltd., Pfd.	119,550	11,335,801
LG Chem, Ltd., Pfd.	242,450	11,074,731

Total South Korea		74,798,915

TOTAL PREFERRED EQUITIES (Cost $25,013,795)		74,798,915

See footnotes on page 31.

800.789.ASIA [2742] www.matthewsfunds.com	29

MATTHEWS ASIAN GROWTH AND INCOME FUND

SCHEDULE OF INVESTMENTS (UNAUDITED) (continued)

INTERNATIONAL DOLLAR BONDS: 20.3%*

	FACE AMOUNT	VALUE
INDIA: 7.5%
Housing Development Finance Corp., Cnv.
0.000%, 09/27/10	$31,800,000	$50,005,500
Sun Pharmaceutical Industries, Ltd., Cnv.
0.000%, 11/26/09	26,269,000	42,687,125
Reliance Communications, Ltd., Cnv.
0.000%, 05/10/11	22,290,000	29,116,312
Tata Motors, Ltd., Cnv.
1.000%, 04/27/11	23,449,000	27,904,310
Tata Power Co., Ltd., Cnv.
1.000%, 02/25/10	14,464,000	17,646,080

Total India		167,359,327

CHINA/HONG KONG: 5.7%
Hongkong Land CB 2005, Ltd., Cnv.
2.750%, 12/21/12	48,400,000	61,092,900
CNOOC Finance 2004, Ltd., Cnv.
0.000%, 12/15/09	31,603,000	48,076,064
Brilliance China Finance, Ltd. Cnv.
0.000%, 06/07/11	14,950,000	18,022,225

Total China/Hong Kong		127,191,189

MALAYSIA: 3.6%
Rafflesia Capital, Ltd. Cnv.
1.250%, 10/04/11	42,100,000	48,415,000
Prime Venture Labuan, Ltd., Cnv.
1.000%, 12/12/08	14,740,000	21,078,200
YTL Power Finance Cayman, Ltd., Cnv.
0.000%, 05/09/10	9,400,000	10,960,400

Total Malaysia		80,453,600

SOUTH KOREA: 3.5%
SK Telecom Co., Ltd., Cnv.
0.000%, 05/27/09	29,430,000	38,729,880
LG Philips LCD Co., Ltd., Cnv.
0.000%, 04/19/10	35,200,000	38,016,000

Total South Korea		76,745,880

TOTAL INTERNATIONAL DOLLAR BONDS (Cost $377,135,857)		451,749,996

30	MATTHEWS ASIAN FUNDS

JUNE 30, 2007

	SHARES	VALUE
MONEY MARKET MUTUAL FUND: 0.9%*
BNY Hamilton Money Fund (Cost $21,165,727)	21,165,727	$21,165,727

TOTAL INVESTMENTS: 99.8% (Cost $1,597,354,644***)		2,221,794,688

CASH AND OTHER ASSETS, LESS LIABILITIES: 0.2%		3,640,483

NET ASSETS: 100.0%		$2,225,435,171

*	As a percentage of net assets as of June 30, 2007
**	Non–income producing security
***	Cost of investments is $1,597,354,644 and net unrealized appreciation consists of:

Gross unrealized appreciation	$637,080,026
Gross unrealized depreciation	(12,639,982)

Net unrealized appreciation	$624,440,044

†	Affiliated Issuer, as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer)
ADR	American Depositary Receipt
Cnv.	Convertible
Pfd.	Preferred
REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

800.789.ASIA [2742] www.matthewsfunds.com	31

MATTHEWS ASIAN TECHNOLOGY FUND

FUND DESCRIPTION	SYMBOL: MATFX

Under normal market conditions, the Matthews Asian Technology Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Asia that derive greater than 50% of their revenues from the sale of products or services in technology-related industries and services. Asia includes China, Hong Kong, India, Indonesia, Japan, Malaysia, Pakistan, Philippines, Singapore, South Korea, Taiwan, Thailand and Vietnam.

Matthews considers technology-related industries and businesses to include, but not be limited to, the following: telecommunications, telecommunications equipment, computers, semiconductors, semiconductor capital equipment, networking, Internet and online service companies, media, office automation, server hardware producers, software companies (e.g., design, consumer and industrial), biotechnology and medical device technology companies, pharmaceuticals and companies involved in the distribution and servicing of these products.

PORTFOLIO MANAGERS

Lead Manager: J. Michael Oh	Co-Manager: Mark W. Headley

PORTFOLIO MANAGER COMMENTARY

For the six-month period ended June 30, 2007, the Matthews Asian Technology Fund gained 11.49%, outperforming both the MSCI/Matthews Asian Technology Index and the Lipper Science and Technology Funds Category Average, which gained 6.48% and 10.33%, respectively. After a slow start in the first quarter of the year, the Asian technology sector had a strong rally in the second quarter as prices of key products recovered, and demand for consumer electronics, especially in the video gaming industry, remained strong. Demand for Inter-net services also remained strong and helped the overall sector perform well during the first half of the year.

The Fund gained most from its positions in the software and services sector. Internet services such as keyword search, multimedia content, and games (casual and massive-multi-online-role-playing) continued to experience strong demand. The overall penetration rate of broadband in Asia, especially in developing countries such as China and India, remains low. In more developed countries such as Korea, the growth rate in the Internet sector, especially in search, remained very healthy during the six-month period. The telecommunications sector also performed well in the first half of the year. The overall valuation of the telecommunication services sector in developed countries remained attractive, while growth expectations in developing countries continued to lead the sector’s strong overall performance.

The technology hardware and equipment industry was one of the weakest sectors during the past six months due to concerns over declining prices and weak demand for key continued on page 35

32	MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF JUNE 30, 2007, UNLESS OTHERWISE NOTED

PERFORMANCE AS OF JUNE 30, 2007

				Average Annual Total Returns
Fund Inception: 12/27/99	3 MO	YTD	1 YR	3 YRS	5 YRS	SINCE INCEPTION
Matthews Asian Technology Fund	12.48%	11.49%	33.38%	20.08%	19.54%	–0.92%
MSCI/Matthews Asian Technology Index [1]	6.77%	6.48%	21.13%	13.93%	11.05%	–6.78%[2]
Lipper Science and Technology Funds Category Average [3]	9.08%	10.33%	21.27%	8.68%	11.87%	–8.53%[2]

All performance quoted is past performance and is no guarantee of future results. Assumes reinvestment of all dividends and/or distributions. Unusually high returns may not be sustainable. Investment return and principal value will fluctuate with changing market conditions so that shares, when redeemed, may be worth more or less than their original cost. The performance of foreign indices may be based on different exchange rates than those used by the Fund and, unlike the Fund’s NAV, is not adjusted to reflect fair value at the close of the NYSE. Current performance may be lower or higher than the return figures quoted. Returns are net of the Funds’ management fee and other operating expenses. Returns would have been lower if certain of the Funds’ fees and expenses had not been waived. For the Funds’ most recent month-end performance please call 800-789-ASIA [2742] or visit www.matthewsfunds.com.

OPERATING EXPENSES4

Net Ratio: 6 months ended 6/30/07 (annualized) [5,6]	1.26%
Net Ratio: Fiscal Year 2006 [6]	1.39%
Gross Ratio: Fiscal Year 2006	1.41%

PORTFOLIO TURNOVER7

6 months ended 6/30/07 (annualized) [5]	49.58%
Fiscal Year 2006	34.77%

[1]

The MSCI/Matthews Asian Technology Index is a free float–adjusted market capitalization–weighted index of Asian equities tracking a broad range of technology stocks including semiconductor equipment and products, communications equipment, computers and peripherals, electronic equipment and instruments, office electronics, software, IT consulting and services, Internet software and services, diversified telecommunications services, and wireless telecommunications services. It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International; total return calculations performed by PFPC Inc.

[2]	Calculated from 12/31/99.
[3]

As of 6/30/07, the Lipper Science and Technology Funds Category Average consisted of 291 funds for the three-month period, 288 funds for the YTD period, 283 funds for the one-year period, 257 funds for the three-year period, 237 funds for the five-year period, and 112 funds since 12/31/99. Lipper, Inc. fund performance does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains, for the stated periods.

[4]	Matthews Asian Funds do not charge 12b-1 fees.
[5]	Unaudited.
[6]

Includes management fee, administration and shareholder services fees after reimbursement, waiver or recapture of expenses by Advisor. Voluntary fee waivers by the Advisor may be discontinued at any time.

[7]	The lesser of fiscal year-to-date long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

800.789.ASIA [2742] www.matthewsfunds.com	33

MATTHEWS ASIAN TECHNOLOGY FUND

TOP TEN HOLDINGS1

	COUNTRY	% OF NET ASSETS
Samsung Electronics Co., Ltd.	South Korea	6.6%
NHN Corp.	South Korea	4.8%
The9, Ltd.	China/Hong Kong	4.2%
Nintendo Co., Ltd.	Japan	3.8%
Hon Hai Precision Industry Co., Ltd.	Taiwan	3.6%
China Mobile, Ltd.	China/Hong Kong	3.6%
Sony Corp.	Japan	3.2%
Canon, Inc.	Japan	3.0%
Tencent Holdings, Ltd.	China/Hong Kong	3.0%
Baidu.com	China/Hong Kong	2.9%
% OF ASSETS IN TOP 10		38.7%

COUNTRY ALLOCATION

Japan	30.4%
China/Hong Kong	21.4%
South Korea	19.8%
Taiwan	13.5%
India	9.4%
Indonesia	1.5%
Thailand	1.3%
Singapore	1.0%
Malaysia	0.9%
Cash, cash equivalents and other[2]	0.8%

SECTOR ALLOCATION

Information Technology	67.8%
Telecommunication Services	12.1%
Consumer Discretionary	11.0%
Health Care	3.4%
Materials	3.3%
Industrials	1.6%
Cash, cash equivalents and other[2]	0.8%

MARKET CAP EXPOSURE

Large cap (over $5 billion)	77.0%
Mid cap ($1–$5 billion)	12.7%
Small cap (under $1 billion)	9.5%
Cash, cash equivalents and other[2]	0.8%

NUMBER OF SECURITIES[2]	NAV	FUND ASSETS	REDEMPTION FEE	12B-1 FEES
48	$8.83	$159.3 million	2.00% within 90 calendar days	None

[1]	Holdings may combine more than one security from same issuer.
[2]	Includes BNY Hamilton Money Fund.

34	MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF JUNE 30, 2007, UNLESS OTHERWISE NOTED

PORTFOLIO MANAGER COMMENTARY continued from page 32

consumer electronics. The first half of the year is typically a slow season for consumer electronics sales, as consumers do most of their spending in the last quarter of the year. However, the technology hardware and equipment sector managed to rally in the second quarter, regaining some of the losses incurred during the first quarter. The semiconductor industry, which was one of the worst performing industries during the first quarter, also made a comeback in the second quarter and finished the first half of the year in positive territory. The price of DRAM and flash memory products rose during the second quarter, helping the overall semiconductor industry to recover.

On a company basis, the largest contributor to performance during the first half of 2007 was NHN, Korea’s dominant Internet search company, which also has a strong franchise in the casual game and portal business. NHN recorded strong growth during the first quarter, and its positive outlook for the rest of the year further contributed to the company’s strong performance. The9, a Shanghai-based online game operator and distributor, was the second largest contributor to Fund performance. The9 secured the rights to distribute several hit games in the Chinese market, which is growing faster than many other markets in Asia. Baidu, a Beijing-based Internet company with dominant market share in China’s keyword search market, was the largest contributor to Fund performance during the second quarter. Not only has Baidu maintained its leadership in the market, but it has further expanded its market share in China.

Conversely, CDNetworks was the worst performer in the Fund during the first half of the year. CDNetworks develops and provides content delivery network (CDN) services, mainly in Korea. The company has been suffering from losses at a subsidiary that provides user-created-content (UCC) online, similar to YouTube in the U.S. Samsung Electronics was the second worst performer in the Fund for the six-month period, as the company has been hurt by the declining price of memory products.

By country, overall returns were strongest in China and Taiwan, while the Fund’s positions in Japan relatively underperformed. Positively speaking, Internet companies in China were the strongest contributors to Fund performance. China’s low broadband penetration rate and the positive outlook for earnings helped Chi-nese Internet companies in the Fund outperform during the six-month period. Taiwanese companies made a strong comeback in the second quarter after generally underperforming relative to other countries in the first quarter. Strong growth in the electronic manufacturing services (EMS) industry helped the Taiwanese technology sector recover from the first quarter. In contrast, the Fund’s holdings in Indonesia and Thailand generally underperformed due to weakness in the telecommunications sector.

The Fund continues to look for long-term opportunities in a broad range of technology industries that we believe are poised to benefit from increasing demand from Asian consumers and overall growth in the Asia Pacific region.

800.789.ASIA [2742] www.matthewsfunds.com	35

MATTHEWS ASIAN TECHNOLOGY FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)

EQUITIES: 99.2%*

	SHARES	VALUE
JAPAN: 30.4%
Nintendo Co., Ltd.	16,585	$6,074,993
Sony Corp.	100,300	5,156,540
Canon, Inc. ADR	81,800	4,796,752
Sumco Corp.	76,400	3,840,942
Murata Manufacturing Co., Ltd.	45,700	3,448,146
Yahoo! Japan Corp.	9,132	3,103,953
KDDI Corp.	399	2,958,676
Hoya Corp.	83,000	2,757,117
Sharp Corp.	131,000	2,489,665
Keyence Corp.	10,650	2,329,377
Ibiden Co., Ltd.	35,600	2,301,531
Nitto Denko Corp.	42,200	2,131,850
Hirose Electric Co., Ltd.	14,700	1,936,520
NTT Data Corp.	372	1,767,472
Nomura Research Institute, Ltd.	58,700	1,730,607
Eisai Co., Ltd.	36,900	1,612,361

Total Japan		48,436,502

CHINA/HONG KONG: 21.4%
The9, Ltd. ADR**	145,008	6,708,070
China Mobile, Ltd. ADR	106,400	5,734,960
Tencent Holdings, Ltd.	1,176,000	4,737,569
Baidu.com ADR**	27,300	4,585,854
Sina Corp.**	70,000	2,930,200
Focus Media Holding, Ltd. ADR**	54,600	2,757,300
China Communications Services Corp., Ltd. H Shares**	3,680,000	2,710,866
Ctrip.com International, Ltd. ADR	30,300	2,382,489
ZTE Corp. H Shares	323,800	1,540,485

Total China/Hong Kong		34,087,793

SOUTH KOREA: 19.8%
Samsung Electronics Co., Ltd.	17,175	10,522,325
NHN Corp.**	42,222	7,700,825
ON*Media Corp.**	356,210	3,300,490
Techno Semichem Co., Ltd.	92,655	3,134,133
CDNetworks Co., Ltd.**	115,370	2,816,035
JVM Co., Ltd.	41,693	2,482,129
Osstem Implant Co., Ltd.**	33,733	1,588,337

Total South Korea		31,544,274

TAIWAN: 13.5%
Hon Hai Precision Industry Co., Ltd.	671,218	5,800,095
Taiwan Semiconductor Manufacturing Co., Ltd.	2,102,911	4,536,494
MediaTek, Inc.	251,400	3,916,412
InnoLux Display Corp.**	634,000	2,623,501
Foxconn Technology Co., Ltd.	208,950	2,511,265
Foxconn International Holdings, Ltd.**	759,000	2,174,340

Total Taiwan		21,562,107

INDIA: 9.4%
Infosys Technologies, Ltd.	93,820	4,446,222
Bharti Airtel, Ltd.**	175,589	3,606,034
Tata Consultancy Services, Ltd.	96,864	2,735,061
Glenmark Pharmaceuticals, Ltd.	135,218	2,182,821
Info Edge India, Ltd.**	106,030	2,031,254

Total India		15,001,392

INDONESIA: 1.5%
PT Telekomunikasi Indonesia ADR	55,400	2,387,740

Total Indonesia		2,387,740

36	MATTHEWS ASIAN FUNDS

JUNE 30, 2007

	SHARES	VALUE
THAILAND: 1.3%
Advanced Info Service Public Co., Ltd.	787,500	$1,973,027

Total Thailand		1,973,027

SINGAPORE: 1.0%
Unisteel Technology, Ltd.	1,111,000	1,625,765

Total Singapore		1,625,765

MALAYSIA: 0.9%
Media Prima BHD	1,651,300	1,444,439

Total Malaysia		1,444,439

TOTAL EQUITIES (Cost $116,208,988)		158,063,039

MONEY MARKET MUTUAL FUND: 0.8%*
BNY Hamilton Money Fund (Cost $1,341,574)	1,341,574	1,341,574

TOTAL INVESTMENTS: 100.0% (Cost $117,550,562***)		159,404,613

LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS: 0.0%		(79,794)

NET ASSETS: 100.0%		$159,324,819

*	As a percentage of net assets as of June 30, 2007
**	Non–income producing security
***	Cost of investments is $117,550,562 and net unrealized appreciation consists of:

Gross unrealized appreciation	$45,415,188
Gross unrealized depreciation	(3,561,137)

Net unrealized appreciation	$41,854,051

ADR	American Depositary Receipt

See accompanying notes to financial statements.

800.789.ASIA [2742] www.matthewsfunds.com	37

MATTHEWS CHINA FUND

FUND DESCRIPTION	SYMBOL: MCHFX

Under normal market conditions, the Matthews China Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in China. China includes its political, administrative and other districts, such as Hong Kong.

PORTFOLIO MANAGERS

Lead Manager: Richard H. Gao

Co-Managers: Mark W. Headley and G. Paul Matthews

PORTFOLIO MANAGER COMMENTARY

For the six months ending June 30, 2007, the Matthews China Fund gained 29.14%, outperforming both its benchmark MSCI China Index as well as the Lipper China Region Funds Category Average, which gained 21.59% and 25.01%, respectively. After a volatile trading period in the first quarter, Chinese equities listed in Hong Kong had three consecutive months of strong gains during the second quarter, driven by continued economic growth, strong liquidity in the market, and positive news on the approval of the Qualified Domestic Institutional Investors (QDII) program, which allows domestic Chinese institutions to invest in the Hong Kong equities market.

China’s fast-growing economy did not show any signs of slowing down during the first half of 2007. Instead, momentum accelerated and the overall economy grew even faster. GDP grew 11.1% in the first quarter of this year—one of the highest quarterly growth rates recorded since 1995. During the first five months of the year, fixed asset investment grew 26% compared to the corresponding period last year. This growth was led by increased investment in the real estate and resources industries. Corporate profits also rose significantly, with industrial companies in China reporting year-on-year earnings growth of 42% from January to May. Meanwhile, inflation appears to be under control; the latest economic data shows that although trending slightly up, China’s Consumer Price Index (CPI) remained relatively low in June at 3.5%.

In this environment, the equity markets were strong. During the first half of the year, the Fund recorded positive returns in every sector in which it was invested. Performance was led by the industrial, financial and materials sectors. After being the top contributors to Fund performance in the first quarter, industrial and material companies continued their strong performance in the second quarter. China’s red-hot economy has provided huge growth opportunities for the construction, machinery, and other infrastructure-related industrial companies in the portfolio. After underperforming the overall market in the first quarter, financial companies—especially continued on page 41

38	MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF JUNE 30, 2007, UNLESS OTHERWISE NOTED

PERFORMANCE AS OF JUNE 30, 2007

				Average Annual Total Returns
Fund Inception: 2/19/98	3 MO	YTD	1 YR	3 YRS	5 YRS	SINCE INCEPTION
Matthews China Fund	24.85%	29.14%	77.78%	35.51%	27.29%	15.19%
MSCI China Index [1]	24.45%	21.59%	79.75%	44.87%	34.65%	4.28%[2]
Lipper China Region Funds Category Average [3]	21.53%	25.01%	66.59%	35.66%	25.89%	12.81%[2]

All performance quoted is past performance and is no guarantee of future results. Assumes reinvestment of all dividends and/or distributions. Unusually high returns may not be sustainable. Investment return and principal value will fluctuate with changing market conditions so that shares, when redeemed, may be worth more or less than their original cost. The performance of foreign indices may be based on different exchange rates than those used by the Fund and, unlike the Fund’s NAV, is not adjusted to reflect fair value at the close of the NYSE. Current performance may be lower or higher than the return figures quoted. Returns are net of the Funds’ management fee and other operating expenses. Returns would have been lower if certain of the Funds’ fees and expenses had not been waived. For the Funds’ most recent month-end performance please call 800-789-ASIA [2742] or visit www.matthewsfunds.com.

OPERATING EXPENSES4

Net Ratio: 6 months ended 6/30/07 (annualized) [5,6]	1.17%
Net Ratio: Fiscal Year 2006 [6]	1.26%
Gross Ratio: Fiscal Year 2006	1.27%

PORTFOLIO TURNOVER7

6 months ended 6/30/07 (annualized) [5]	27.25%
Fiscal Year 2006	11.65%

[1]

The MSCI China Index is a free float–adjusted market capitalization–weighted index of Chinese equities that includes China-affiliated corporations and H shares listed on the Hong Kong exchange, and B shares listed on the Shanghai and Shenzhen exchanges. Source: Index data from Morgan Stanley Capital International; total return calculations performed by PFPC Inc.

[2]	Calculated from 2/28/98.
[3]

As of 6/30/07, the Lipper China Region Funds Category Average consisted of 63 funds for the three-month period, 53 funds for the YTD period, 52 funds for the one-year period, 32 funds for the three-year period, 22 funds for the five-year period, and 16 funds since 2/28/98. Lipper, Inc. fund performance does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains, for the stated periods.

[4]	Matthews Asian Funds do not charge 12b-1 fees.
[5]	Unaudited.
[6]

Includes management fee, administration and shareholder services fees after reimbursement, waiver or recapture of expenses by Advisor. Voluntary fee waivers by the Advisor may be discontinued at any time.

[7]	The lesser of fiscal year-to-date long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

800.789.ASIA [2742] www.matthewsfunds.com	39

MATTHEWS CHINA FUND

TOP TEN HOLDINGS1

	SECTOR	% OF NET ASSETS
China Vanke Co., Ltd.	Financials	4.9%
China National Building Material Co., Ltd.	Materials	3.7%
China Life Insurance Co., Ltd.	Financials	3.6%
China Shenhua Energy Co., Ltd.	Energy	3.3%
China Mobile, Ltd.	Telecommunication Services	3.2%
Shanghai Zhenhua Port Machinery Co., Ltd.	Industrials	2.9%
China Communications Construction Co., Ltd.	Industrials	2.8%
China Merchants Bank Co., Ltd.	Financials	2.7%
Swire Pacific, Ltd.	Financials	2.7%
Huaneng Power International, Inc.	Utilities	2.6%
% OF NET ASSETS IN TOP 10		32.4%

CHINA EXPOSURE2

H Share	44.5%
SAR (Hong Kong)	28.5%
China-affiliated corporations	12.5%
B Share	7.8%
Overseas Limited	4.5%
Cash, cash equivalents and other[3]	2.2%

SECTOR ALLOCATION

Financials	22.0%
Consumer Discretionary	18.2%
Industrials	14.9%
Energy	10.1%
Information Technology	9.5%
Utilities	7.8%
Telecommunication Services	5.8%
Materials	5.4%
Consumer Staples	4.1%
Cash, cash equivalents and other[3]	2.2%

MARKET CAP EXPOSURE

Large cap (over $5 billion)	64.3%
Mid cap ($1–$5 billion)	27.4%
Small cap (under $1 billion)	6.1%
Cash, cash equivalents and other[3]	2.2%

NUMBER OF SECURITIES[3]	NAV	FUND ASSETS	REDEMPTION FEE	12B-1 FEES
60	$31.20	$1.37 billion	2.00% within 90 calendar days	None

[1]	Holdings may combine more than one security from same issuer.
[2]

H Shares are mainland China companies listed on the Hong Kong exchange but incorporated in mainland China. SAR (Hong Kong) companies are companies that conduct business in Hong Kong and/or mainland China. China-affiliated corporations, also known as “Red Chips,” are mainland China companies with partial state ownership listed and incorporated in Hong Kong. B Shares are mainland Chinese companies listed on the Shanghai and Shenzhen stock exchanges, available to both Chinese and non-Chinese investors. Overseas Listed companies are companies that conduct business in mainland China but are listed in overseas markets such as Japan, Singapore, Taiwan and the United States.

[3]	Includes BNY Hamilton Money Fund.

40	MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF JUNE 30, 2007, UNLESS OTHERWISE NOTED

PORTFOLIO MANAGER COMMENTARY continued from page 38

banks and life insurance firms—had a strong comeback in the second quarter. Conversely, only a few companies in the portfolio posted negative returns during the first half of the year. One example is Shangri-La Asia, among Asia’s biggest luxury hotel operators. The company significantly outperformed the Hong Kong market last year, but experienced a correction this year on its higher valuation.

The Fund continued to be well diversified across different sectors and market capitalizations. In recent years, large cap blue chip Chi-nese companies have recorded strong performance and in general, have outperformed the market. This is in large part a result of investors chasing big, liquid companies with blue chip status. While the Fund has significant exposure in the large cap area, we have traditionally focused our research efforts on small and mid-cap companies. We believe that over the long term, investing in the right small and mid-cap companies will provide more upside potential; our objective has been and continues to be to invest in tomorrow’s blue chips today.

Our small and mid-cap strategy is illustrated by our investment in Kingdee International Software. Kingdee is a Chinese software company that focuses on enterprise resource planning. When we first looked at the company two years ago, it had a market cap of approximately $100 million, was relatively unknown to the investment community, and was covered by very few analysts. However, we were attracted to the company’s strong R&D team and large customer base of small and medium-sized companies in China. We met with the management team and were impressed by their track record and strategy for future development. We eventually invested in Kingdee based on our conviction that it had the potential to become the leading company in China’s still infant but rapidly growing enterprise software industry. Today, the company has a market cap of more than $400 million and earnings have more than doubled in two years. While it is not yet a blue chip company in the true sense, we believe Kingdee is heading in the right direction.

The Fund did not make any significant changes during the first half of the year. We made some adjustments in the consumer sector, exiting our position in apparel retailer Giordano International to invest in its competitor Glorious Sun, which is demonstrating more solid growth. We also added two new positions to the portfolio: China Resources Enterprise, a Chinese consumer conglomerate, and Ping An Insurance, one of China’s major insurance companies. Overall, the Fund maintained its overweight positions in the consumer, financial and industrial sectors.

Going forward, we believe the market may become very volatile as Chinese equities listed in Hong Kong are trading at valuations not seen since 2001. We try to maintain a good balance between growth and valuation in the portfolio and to make certain that in our judgment, company valuations are justified by their future growth prospects.

800.789.ASIA [2742] www.matthewsfunds.com	41

MATTHEWS CHINA FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)

EQUITIES: CHINA/HONG KONG: 97.8%*

	SHARES	VALUE
FINANCIALS: 22.0%

Real Estate Management & Development: 9.8%
China Vanke Co., Ltd. B Shares	32,332,680	$66,946,246
Swire Pacific, Ltd. A Shares	3,355,000	37,286,359
Agile Property Holdings, Ltd.	23,546,000	30,835,768

		135,068,373

Commercial Banks: 6.2%
China Merchants Bank Co., Ltd. H Shares	12,376,000	37,669,941
Bank of Communications Co., Ltd. H Shares	15,022,000	16,003,333
BOC Hong Kong Holdings, Ltd.	6,637,500	15,805,997
China Construction Bank Corp. H Shares	21,695,000	14,927,243

		84,406,514

Insurance: 6.0%
China Life Insurance Co., Ltd. H Shares	13,914,000	50,002,993
Ping An Insurance (Group) Co. of China, Ltd. H Shares	4,504,500	31,828,528

		81,831,521

Total Financials		301,306,408

CONSUMER DISCRETIONARY: 18.2%

Hotels, Restaurants & Leisure: 4.8%
Shangri-La Asia, Ltd.	10,167,600	24,576,381
China Travel International Investment HK, Ltd.	42,956,000	22,523,992
Café de Coral Holdings, Ltd.	9,596,100	18,187,820

		65,288,193

Distributors: 3.4%
Li & Fung, Ltd.	8,933,200	32,160,525
China Resources Enterprise, Ltd.	4,034,000	15,167,741

		47,328,266

Media: 3.1%
Television Broadcasts, Ltd.	2,542,000	17,880,346
Pico Far East Holdings, Ltd.	49,062,000	15,686,387
Clear Media, Ltd.**	7,683,000	8,351,941

		41,918,674

Automobiles: 1.9%
Dongfeng Motor Group Co., Ltd. H Shares	48,968,000	26,052,138

Textiles, Apparel & Luxury Goods: 1.7%
Ports Design, Ltd.	5,669,000	15,950,225
Glorious Sun Enterprises, Ltd.	14,944,000	7,224,310

		23,174,535

Leisure Equipment & Products: 1.3%
Li Ning Co., Ltd.	7,392,000	17,924,125

Diversified Consumer Services: 1.2%
New Oriental Education & Technology Group, Ltd. ADR**	305,700	16,422,204

Specialty Retail: 0.8%
Belle International Holdis, Ltd.**	10,096,000	11,142,889

Total Consumer Discretionary		249,251,024

42	MATTHEWS ASIAN FUNDS

JUNE 30, 2007

	SHARES	VALUE
INDUSTRIALS: 14.9%

Transportation Infrastructure: 5.4%
Beijing Capital International Airport Co., Ltd. H Shares	21,354,000	$30,040,669
China Merchants Holdings International Co., Ltd.	3,940,581	19,074,968
GZI Transport, Ltd.	22,926,000	15,979,474
COSCO Pacific, Ltd.	3,678,000	9,642,802

		74,737,913

Machinery: 2.9%
Shanghai Zhenhua Port Machinery Co., Ltd. B Shares	21,093,106	39,317,550
China High Speed Transmission Equipment Group Co., Ltd.**,***,****	94,000	109,097

		39,426,647

Construction & Engineering: 2.8%
China Communications Construction Co., Ltd. H Shares	21,517,000	38,525,425

Industrial Conglomerates: 1.5%
NWS Holdings, Ltd.	8,033,276	20,033,876

Airlines: 1.2%
Air China, Ltd. H Shares	20,807,900	15,886,940

Air Freight & Logistics: 1.1%
Sinotrans, Ltd. H Shares	32,988,000	15,609,730

Total Industrials		204,220,531

ENERGY: 10.1%

Oil, Gas & Consumable Fuels: 8.7%
China Shenhua Energy Co., Ltd. H Shares	13,077,500	45,658,859
PetroChina Co., Ltd. H Shares	19,094,000	28,131,123
China Petroleum & Chemical Corp. (Sinopec) H Shares	20,640,000	22,833,027
CNOOC, Ltd.	19,616,000	22,227,051

		118,850,060

Energy Equipment & Services: 1.4%
China Oilfield Services, Ltd. H Shares	19,782,000	19,961,119

Total Energy		138,811,179

INFORMATION TECHNOLOGY: 9.5%

Internet Software & Services: 3.3%
Sina Corp.**	863,900	36,162,854
NetEase.com, Inc. ADR**	565,200	9,619,704

		45,782,558

Computers & Peripherals: 2.5%
Lenovo Group, Ltd.	37,842,000	22,310,674
TPV Technology, Ltd.	16,998,000	11,760,689

		34,071,363

Software: 1.5%
Kingdee International Software Group Co., Ltd. †	23,378,000	21,167,925

Communications Equipment: 1.4%
ZTE Corp. H Shares	3,955,800	18,819,798

IT Services: 0.8%
Travelsky Technology, Ltd. H Shares	12,178,000	10,419,329

Total Information Technology		130,260,973

See footnotes on page 45.

800.789.ASIA [2742] www.matthewsfunds.com	43

MATTHEWS CHINA FUND

SCHEDULE OF INVESTMENTS (UNAUDITED) (continued)

EQUITIES: CHINA/HONG KONG (continued)

	SHARES	VALUE
UTILITIES: 7.8%

Independent Power Producers & Energy Traders: 5.2%
Datang International Power Generation Co., Ltd. H Shares	22,910,000	$35,394,005
Huaneng Power International, Inc. H Shares	26,174,000	29,724,923
Huaneng Power International, Inc. ADR	140,400	6,521,580

		71,640,508

Electric Utilities: 1.6%
Cheung Kong Infrastructure Holdings, Ltd.	5,698,500	21,025,390

Gas Utilities: 1.0%
Hong Kong & China Gas Co., Ltd.	6,503,540	13,707,072

Total Utilities		106,372,970

TELECOMMUNICATION SERVICES: 5.8%

Wireless Telecommunication Services: 3.2%
China Mobile, Ltd.	3,870,083	41,550,730
China Mobile, Ltd. ADR	50,500	2,721,950

		44,272,680

Diversified Telecommunication Services: 2.6%
China Communications Services Corp., Ltd. H Shares**	27,964,000	20,599,632
China Telecom Corp., Ltd. H Shares	25,028,000	14,723,859

		35,323,491

Total Telecommunication Services		79,596,171

MATERIALS: 5.4%

Construction Materials: 3.7%
China National Building Material Co., Ltd. H Shares	22,982,000	50,436,249

Paper & Forest Products: 1.7%
Nine Dragons Paper Holdings, Ltd.	10,045,000	23,406,474

Total Materials		73,842,723

CONSUMER STAPLES: 4.1%

Food Products: 1.9%
Tingyi (Cayman Islands) Holding Corp.	22,181,000	25,785,923

Food & Staples Retailing: 1.1%
Lianhua Supermarket Holdings Co., Ltd. H Shares †	10,981,000	15,644,611

Beverages: 1.1%
Tsingtao Brewery Co., Ltd. H Shares	6,351,000	15,432,397

Total Consumer Staples		56,862,931

TOTAL EQUITIES: CHINA/HONG KONG (Cost $766,519,189)		1,340,524,910

44	MATTHEWS ASIAN FUNDS

JUNE 30, 2007

	SHARES	VALUE
MONEY MARKET MUTUAL FUND: 1.8%*
BNY Hamilton Money Fund (Cost $23,738,894)	23,738,894	$23,738,894

TOTAL INVESTMENTS: 99.6% (Cost $790,258,083*****)		1,364,263,804

CASH AND OTHER ASSETS, LESS LIABILITIES: 0.4%		5,730,567

NET ASSETS: 100.0%		$1,369,994,371

*	As a percentage of net assets as of June 30, 2007
**	Non-income producing security
***	Fair valued under direction of the Board of Trustees
****	Illiquid security
*****	Cost of investments is $790,258,083 and net unrealized appreciation consists of:

Gross unrealized appreciation	$577,199,000
Gross unrealized depreciation	(3,193,279)

Net unrealized appreciation	$574,005,721

†	Affiliated Issuer, as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer)

ADR	American Depositary Receipt

See accompanying notes to financial statements.

800.789.ASIA [2742] www.matthewsfunds.com	45

MATTHEWS INDIA FUND

FUND DESCRIPTION	SYMBOL: MINDX

Under normal market conditions, the Matthews India Fund, a non-diversified fund, seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in publicly traded common stocks, preferred stocks and convertible securities of companies located in India.

PORTFOLIO MANAGERS

Lead Manager: Andrew T. Foster	Co-Manager: Sharat Shroff, CFA

PORTFOLIO MANAGER COMMENTARY

During the first half of 2007, the Matthews India Fund gained 18.25%, slightly trailing its benchmark, the Bombay Stock Exchange 100 Index, which rose 19.28%. The Fund outperformed the Lipper Emerging Markets Funds Category Average, which advanced 17.24% over the same period. The Fund’s performance, which has tracked its benchmark quite closely this year, belies the Fund’s construction: In actuality, the Fund’s composition differs substantially from that of the index.

For instance, the Fund invests much more heavily in small and medium-sized companies. At the end of June, the Fund held approximately 61% of its net assets in small and mid-cap stocks, compared to only 27% for the index (of which small caps represented less than 1%). This strategy contributed positively to the Fund’s performance in the first half of the year, as small and mid-cap stocks generally outperformed their larger peers. Fundamentals among India’s smaller and mid-sized companies continued to be strong, with earnings growth outpacing that of larger companies by a substantial margin. Conversely, the breadth of performance among large-cap stocks was very narrow; with a handful of exceptions— particularly a single heavyweight stock in the oil and gas sector—most large caps did not perform well in the first six months of 2007.

While the Fund’s exposure to smaller companies helped performance, its substantial underweight position in one particular industry detracted in an offsetting fashion. As of the end of June, the Fund had a 5% weighting in energy shares (versus 14% for the index). This sector was the best performing segment of the market during the first half of the year. Several oil and gas companies in Asia recently announced large discoveries of energy deposits and the excitement surrounding these announcements, combined with oil prices approaching $75 per barrel, pushed the shares of Indian oil companies higher.

We have for the most part avoided exposure to companies in energy or commodities. We typically find such businesses to be excessively cyclical; further, we often find better prospects for stable, long-term growth among companies whose businesses are tied to Indian households continued on page 48

46	MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF JUNE 30, 2007, UNLESS OTHERWISE NOTED

PERFORMANCE AS OF JUNE 30, 2007

Fund Inception: 10/31/05	3 MO	YTD	1 YR	Average Annual Total Returns SINCE INCEPTION
Matthews India Fund	23.53%	18.25%	60.12%	43.68%
Bombay Stock Exchange 100 Index [1]	23.77%	19.28%	62.08%	54.94%
Lipper Emerging Markets Funds Category Average [2]	14.33%	17.24%	45.07%	40.31%

All performance quoted is past performance and is no guarantee of future results. Assumes reinvestment of all dividends and/or distributions. Unusually high returns may not be sustainable. Investment return and principal value will fluctuate with changing market conditions so that shares, when redeemed, may be worth more or less than their original cost. The performance of foreign indices may be based on different exchange rates than those used by the Fund and, unlike the Fund’s NAV, is not adjusted to reflect fair value at the close of the NYSE. Current performance may be lower or higher than the return figures quoted. Returns are net of the Funds’ management fee and other operating expenses. Returns would have been lower if certain of the Funds’ fees and expenses had not been waived. For the Funds’ most recent month-end performance please call 800-789-ASIA [2742] or visit www.matthewsfunds.com.

OPERATING EXPENSES3

Net Ratio: 6 months ended 6/30/07 (annualized) [4,5]	1.29%
Net Ratio: Fiscal Year 2006 [5]	1.41%
Gross Ratio: Fiscal Year 2006	1.41%

PORTFOLIO TURNOVER6

6 months ended 6/30/07 (annualized) [4]	40.35%
Fiscal Year 2006	21.57%

[1]

The Bombay Stock Exchange 100 Index (BSE 100) is a free float–adjusted market capitalization–weighted index of the 100 stocks listed on the Bombay Stock Exchange. It is not possible to invest directly in an index. Source: Index data from Bloomberg; total return calculations performed by PFPC Inc.

[2]

As of 6/30/07, the Lipper Emerging Markets Funds Category Average consisted of 266 funds for the three-month period, 255 funds for the YTD period, 239 funds for the one-year period, and 213 funds since 10/31/05. Lipper, Inc. fund performance does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

[3]	Matthews Asian Funds do not charge 12b-1 fees.
[4]	Unaudited.
[5]

Includes management fee, administration and shareholder services fees after reimbursement, waiver or recapture of expenses by Advisor. Voluntary fee waivers by the Advisor may be discontinued at any time.

[6]	The lesser of fiscal year-to-date long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

800.789.ASIA [2742] www.matthewsfunds.com	47

MATTHEWS INDIA FUND

TOP TEN HOLDINGS[1]

	SECTOR	% OF NET ASSETS
Dabur India, Ltd.	Consumer Staples	4.8%
Infosys Technologies, Ltd.	Information Technology	3.7%
UTI Bank, Ltd.	Financials	3.7%
HDFC Bank, Ltd.	Financials	3.5%
CESC, Ltd.	Utilities	3.5%
Bharti Airtel, Ltd.	Telecommunication Services	3.5%
Gail India, Ltd.	Utilities	3.5%
Glenmark Pharmaceuticals, Ltd.	Health Care	3.4%
Reliance Communications, Ltd.	Telecommunication Services	3.3%
Financial Technologies India, Ltd.	Information Technology	3.2%
% OF ASSETS IN TOP 10		36.1%

COUNTRY ALLOCATION
India	99.1%
Cash, cash equivalents and other	0.9%

SECTOR ALLOCATION
Financials	15.7%
Information Technology	15.6%
Industrials	14.9%
Consumer Discretionary	14.6%
Consumer Staples	10.4%
Health Care	9.7%
Utilities	6.9%
Telecommunication Services	6.7%
Energy	4.6%
Cash, cash equivalents and other	0.9%

MARKET CAP EXPOSURE
Large cap (over $5 billion)	37.8%
Mid cap ($1–$5 billion)	37.0%
Small cap (under $1 billion)	24.3%
Cash, cash equivalents and other	0.9%

NUMBER OF SECURITIES	NAV	FUND ASSETS	REDEMPTION FEE	12B-1 FEES
51	$18.27	$787.5 million	2.00% within 90 calendar days	None

[1]	Holdings may combine more than one security from same issuer.

PORTFOLIO MANAGER COMMENTARY continued from page 46

and related domestic consumption trends. In any case, the Fund’s underweight in oil offset the gains produced elsewhere—and thus, by coincidence, the Fund’s performance tracked closely that of the benchmark.

In a mixed blessing, the liquidity and depth of the Indian markets began to grow rapidly in recent quarters. On several prior occasions, we have commented that the lack of sufficient depth and breadth in India’s capital markets is a substantial hindrance to the country’s development. Only four years ago, Indian companies would typically raise only $1 billion to $2 billion a year from all public capital markets (i.e., equity, debt, IPOs) combined. Liquidity was also poor: last year, daily turnover on India’s various stock

48	MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF JUNE 30, 2007, UNLESS OTHERWISE NOTED

exchanges averaged about $1.5 billion per day, compared to about $135 billion a day for the U.S. markets. With such limited liquidity, some investors avoided investing in the Indian market; this in turn made it more difficult for companies to raise capital in the first place—a classic “chicken and egg” problem. Without the ability to raise substantial long-term capital, Indian companies will struggle to fulfill their growth prospects.

Happily, conditions improved substantially during the last two quarters. Turnover in the stock market now averages roughly $4 billion a day, which is much more commensurate with the size of India’s stock markets (now capitalized at over $1 trillion). Issuance has picked up dramatically as well; so much so that markets may struggle to digest the sheer volume of activity. The largest IPO in the country’s history took place during the second quarter and raised over $2 billion. Corporate India is now raising somewhere between $20 billion and $30 billion per year in equity and debt markets.

While these developments are positive, and will do much to shore up corporate balance sheets, some substantial questions hang over the market. Indian companies, now flush with more cash after market offerings, are diverting an increasing degree of the proceeds to overseas markets for acquisition purposes. Corporate India has become far more aggressive about building global platforms for their businesses, with a number of major acquisitions concluded in the first half of the year, and even more rumored for the next six months. Under these circumstances, it is possible that the amount of outbound investment from Indian companies may meet or even exceed the capital that is entering the country. Thus, even as India has begun to raise more capital domestically, much of it is being diverted overseas. A fundamental question lingers: where is the capital that will sustain the growth of the domestic market? This question is particularly germane at the moment, as capital expenditures in the country are beginning to rise sharply. Though India’s corporate balance sheets are largely unleveraged, India’s capital markets may remain tight.

A final note on India’s markets: the rupee strengthened sharply relative to the dollar during the first half of the year, with its value rising about 9%. This is notable in that the rupee’s value has typically been closely managed by India’s central bank, the Reserve Bank of India (RBI). The rationale behind the RBI’s tacit willingness to allow the currency to strengthen is unknown. Ostensibly, the RBI might have sought to reduce inflationary pressures (which had been running rampant) and to simultaneously encourage market forces to set the value of the currency (versus a high degree of government intervention). This is a bold move in the Asian context, where many countries directly manage the value of their currencies so as to protect their export industries. While a move like the RBI’s can be politically painful, it often encourages better growth in the economy over the medium term, as domestic industries enjoy greater pricing power. Whatever the rationale for the RBI’s decision to allow the currency to trade more freely, we welcome it, and hope the benign neglect continues.

800.789.ASIA [2742] www.matthewsfunds.com	49

MATTHEWS INDIA FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)

EQUITIES: INDIA: 93.7%*

	SHARES	VALUE
INFORMATION TECHNOLOGY: 15.6%

IT Services: 9.4%
Infosys Technologies, Ltd.	620,091	$29,386,723
Wipro, Ltd.	1,422,435	18,117,220
HCL-Infosystems, Ltd.	3,318,185	15,484,320
Rolta India, Ltd.	974,495	11,187,361

		74,175,624

Software: 3.2%
Financial Technologies (India), Ltd.	337,355	25,000,156

Internet Software & Services: 3.0%
Sify, Ltd. ADR**	1,629,300	14,370,426
Info Edge India, Ltd.**	476,727	9,132,827

		23,503,253

Total Information Technology		122,679,033

INDUSTRIALS: 14.9%

Machinery: 6.6%
Ashok Leyland, Ltd.	24,586,277	22,861,825
Jain Irrigation Systems, Ltd.	1,596,590	18,852,745
Tata Motors, Ltd.	443,538	7,302,768
Tata Motors, Ltd. ADR	191,100	3,137,862

		52,155,200

Industrial Conglomerates: 3.3%
Siemens India, Ltd.	488,707	16,738,260
MAX India, Ltd.**	1,528,880	9,128,959

		25,867,219

Construction & Engineering: 2.6%
Larsen & Toubro, Ltd.	373,830	20,186,177

Building Products: 1.5%
Sintex Industries, Ltd.	2,016,834	11,784,890

Air Freight & Logistics: 0.9%
Gati, Ltd.	3,046,428	7,267,121

Total Industrials		117,260,607

FINANCIALS: 13.1%

Commercial Banks: 10.2%
UTI Bank, Ltd.	1,934,200	28,771,849
HDFC Bank, Ltd.	983,033	27,694,217
Corporation Bank	2,954,331	23,646,261

		80,112,327

Real Estate Management & Development: 1.5%
Unitech, Ltd.	935,000	11,599,926

Capital Markets: 1.4%
IL&FS Investsmart, Ltd.	2,241,495	11,343,765

Total Financials		103,056,018

CONSUMER DISCRETIONARY: 12.7%

Media: 6.2%
SunTV Network, Ltd.	226,954	8,887,475
Television Eighteen India, Ltd.	384,860	8,519,773
HT Media, Ltd.	1,423,362	8,273,368
Zee Entertainment Enterprises, Ltd.	1,003,908	7,332,314
Wire and Wireless India, Ltd.**	3,020,454	4,711,923
Inox Leisure, Ltd.**	1,206,527	3,976,307
Dish TV India, Ltd.**	1,492,997	3,913,592
PVR, Ltd.	702,251	3,600,535

		49,215,287

Household Durables: 2.1%
Voltas, Ltd.	6,036,750	16,498,917

Automobiles: 1.9%
Hero Honda Motors, Ltd.	596,007	10,141,124
Mahindra & Mahindra, Ltd.	257,500	4,574,650

		14,715,774

Textiles, Apparel & Luxury Goods: 1.3%
Titan Industries, Ltd.	304,589	10,038,978

Hotels, Restaurants & Leisure: 1.2%
Indian Hotels Co., Ltd.	2,643,200	9,798,769

Total Consumer Discretionary		100,267,725

HEALTH CARE: 9.7%

Pharmaceuticals: 9.7%
Glenmark Pharmaceuticals, Ltd.	1,654,285	26,705,090
Sun Pharmaceutical Industries, Ltd.	943,325	23,765,625
Cipla, Ltd.	4,414,657	22,574,889
Sun Pharma Advanced Research Co., Ltd.**,***,****	943,325	3,112,822

Total Health Care		76,158,426

50	MATTHEWS ASIAN FUNDS

JUNE 30, 2007

	SHARES	VALUE
CONSUMER STAPLES: 9.5%

Personal Products: 6.3%
Dabur India, Ltd.	14,903,857	$37,657,822
Marico, Ltd.	8,824,720	12,010,551

		49,668,373

Household Products: 2.6%
Hindustan Unilever, Ltd.	4,412,269	20,443,531

Beverages: 0.6%
Radico Khaitan, Ltd.	1,267,000	4,332,794

Total Consumer Staples		74,444,698

UTILITIES: 6.9%

Electric Utilities: 3.5%
CESC, Ltd.	2,956,117	27,487,785

Gas Utilities: 3.4%
Gail India, Ltd.	3,566,501	27,187,944

Total Utilities		54,675,729

TELECOMMUNICATION SERVICES: 6.7%

Wireless Telecommunication Services: 6.7%
Bharti Airtel, Ltd.**	1,334,191	27,399,999
Reliance Communications, Ltd.**	2,024,755	25,739,085

Total Telecommunication Services		53,139,084

ENERGY: 4.6%

Oil, Gas & Consumable Fuels: 4.6%
Reliance Industries, Ltd.	478,371	19,985,108
Chennai Petroleum Corp., Ltd.	2,467,744	16,180,835

Total Energy		36,165,943

TOTAL EQUITIES: INDIA		737,847,263
(Cost $544,037,949)

INTERNATIONAL DOLLAR BONDS: 5.4%*

	FACE AMOUNT
FINANCIALS: 2.6%

Thrifts & Mortgage Finance: 2.6%
Housing Development Finance Corp., Cnv.
0.000%, 09/27/10	$13,300,000	20,914,250

Total Financials		20,914,250

CONSUMER DISCRETIONARY: 1.9%

Automobiles: 1.9%
Mahindra & Mahindra, Ltd., Cnv.
0.000%, 04/14/11	13,000,000	14,625,000

Total Consumer Discretionary		14,625,000

CONSUMER STAPLES: 0.9%

Beverages: 0.9%
Radico Khaitan, Ltd., Cnv.
3.500%, 07/27/11	6,000,000	6,930,000

Total Consumer Staples		6,930,000

TOTAL INTERNATIONAL DOLLAR BONDS		42,469,250
(Cost $37,154,508)

TOTAL INVESTMENTS: 99.1%		780,316,513
(Cost $581,192,457*****)

CASH AND OTHER ASSETS, LESS LIABILITIES: 0.9%		7,232,907

NET ASSETS: 100.0%		$787,549,420

*	As a percentage of net assets as of June 30, 2007
**	Non–income producing security
***	Fair valued under direction of the Board of Trustees
****	Illiquid security
*****	Cost of investments is $581,192,457 and net unrealized appreciation consists of:

Gross unrealized appreciation	$209,915,198
Gross unrealized depreciation	(10,791,142)

Net unrealized appreciation	$199,124,056

ADR	American Depositary Receipt
Cnv.	Convertible

See accompanying notes to financial statements.

800.789.ASIA [2742] www.matthewsfunds.com	51

MATTHEWS JAPAN FUND

FUND DESCRIPTION	SYMBOL: MJFOX

Under normal market conditions, the Matthews Japan Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Japan.

PORTFOLIO MANAGERS	Note: Managers shown reflect changes effective April 30, 2007.

Lead Managers: David Ishibashi and Taizo Ishida

PORTFOLIO MANAGER COMMENTARY

During the first six months of 2007, the Matthews Japan Fund was down –2.31%. In comparison, over the same period, the MSCI Japan Index rose 2.89%, the TOPIX Index increased 2.57% and the Lipper Japanese Funds Category Average gained 1.31%.

The beginning of 2007 brought not only the beginning of the fifth year of the Japanese economic recovery, but also the return of hope and optimism, although muted. The economy was doing well, and many signs indicated that it would continue to do so. The annualized GDP growth figures for the fourth quarter of 2006 and first quarter of 2007 were an impressive 5.5% and 3.3%, respectively. Following the release of these strong GDP figures, the Bank of Japan (BOJ) raised the benchmark interest rate to 0.5%. However, expectations of any further rate hike were quelled when central bank Governor Toshihiko Fukui indicated that the BOJ “will maintain an accommodative monetary environment by holding interest rates as low as possible to support economic growth.”

Interest in the BOJ rate policy led the market to focus on the ongoing rise in Japanese Government Bond (JGB) yields, and paradoxically the continued weakness in the yen. The 10-year JGB yield reached as high as 1.974% and the yen traded close to its 2002 low against the U.S. dollar. The markets reacted positively, and the Nikkei 225 Index surpassed 18,000 for the first time in more than six years, while the TOPIX Index advanced to 1,802.90, its first close above 1,800 since November 1991.

Although we have remained optimistic about the Japanese economy since the beginning of 2007, and continue to be invested in companies that are participating in the normalization of the economy, the Fund’s results have been to the contrary. While the market has seen occasional surges of both activity and appreciation in economically sensitive sectors, these market gains were not sustained. Perhaps the biggest influence on the outcome of the Japanese stock markets is the continued weakness of the yen. Even continued on page 55

52	MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF JUNE 30, 2007, UNLESS OTHERWISE NOTED

PERFORMANCE AS OF JUNE 30, 2007

	3 MO	YTD	1 YR	Average Annual Total Returns
Fund Inception: 12/31/98				3 YRS	5 YRS	SINCE INCEPTION
Matthews Japan Fund	–3.21%	–2.31%	–6.38%	2.39%	10.37%	8.17%
MSCI Japan Index[1]	–0.64%	2.89%	7.31%	12.89%	12.49%	5.72%
TOPIX[2]	–1.14%	2.57%	4.88%	10.83%	12.03%	6.01%
Lipper Japanese Funds Category Average[3]	0.09%	1.31%	3.19%	9.56%	10.20%	5.60%

All performance quoted is past performance and is no guarantee of future results. Assumes reinvestment of all dividends and/or distributions. Unusually high returns may not be sustainable. Investment return and principal value will fluctuate with changing market conditions so that shares, when redeemed, may be worth more or less than their original cost. The performance of foreign indices may be based on different exchange rates than those used by the Fund and, unlike the Fund’s NAV, is not adjusted to reflect fair value at the close of the NYSE. Current performance may be lower or higher than the return figures quoted. Returns are net of the Funds’ management fee and other operating expenses. Returns would have been lower if certain of the Funds’ fees and expenses had not been waived. For the Funds’ most recent month-end performance please call 800-789-ASIA [2742] or visit www.matthewsfunds.com.

OPERATING EXPENSES[4]
Net Ratio: 6 months ended 6/30/07 (annualized)[5,6]	1.24%
Net Ratio: Fiscal Year 2006[6]	1.24%
Gross Ratio: Fiscal Year 2006	1.25%

PORTFOLIO TURNOVER[7]
6 months ended 6/30/07 (annualized)[5]	48.26%
Fiscal Year 2006	59.95%

[1]

The MSCI Japan Index is a free float–adjusted market capitalization–weighted index of Japanese equities listed in Japan. It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International; total return calculations performed by PFPC Inc.

[2]

The Tokyo Stock Price Index (TOPIX) is a capitalization-weighted index of all companies listed on the First Section of the Tokyo Stock Exchange. It is not possible to invest directly in an index. Source: Index data from Bloomberg; total return calculations performed by PFPC Inc.

[3]

As of 6/30/07, the Lipper Japanese Funds Category Average consisted of 60 funds for the three-month period, 55 funds for the YTD period, 53 funds for the one-year period, 41 funds for the three-year period, 36 funds for the five-year period, and 28 funds since 12/31/98. Lipper, Inc. fund performance does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains, for the stated periods.

[4]	Matthews Asian Funds do not charge 12b-1 fees.
[5]	Unaudited.
[6]

Includes management fee, administration and shareholder services fees after reimbursement, waiver or recapture of expenses by Advisor. Voluntary fee waivers by the Advisor may be discontinued at any time.

[7]	The lesser of fiscal year-to-date long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

800.789.ASIA [2742] www.matthewsfunds.com	53

MATTHEWS JAPAN FUND

TOP TEN HOLDINGS[1]

	SECTOR	% OF NET ASSETS
Sony Corp.	Consumer Discretionary	3.1%
Nintendo Co., Ltd.	Information Technology	3.1%
Mizuho Financial Group, Inc.	Financials	3.0%
Toyota Motor Corp.	Consumer Discretionary	2.9%
The Sumitomo Trust & Banking Co., Ltd.	Financials	2.9%
Keyence Corp.	Information Technology	2.7%
Sysmex Corp.	Health Care	2.6%
Nitto Denko Corp.	Materials	2.6%
The Joyo Bank, Ltd.	Financials	2.6%
The Fuji Fire & Marine Insurance Co., Ltd.	Financials	2.4%
% OF ASSETS IN TOP 10		27.9%

COUNTRY ALLOCATION
Japan	99.4%
Cash, cash equivalents and other[2]	0.6%

SECTOR ALLOCATION
Financials	34.5%
Information Technology	20.7%
Consumer Discretionary	19.1%
Health Care	7.9%
Industrials	6.8%
Consumer Staples	6.1%
Materials	3.6%
Telecommunication Services	0.7%
Cash, cash equivalents and other[2]	0.6%

MARKET CAP EXPOSURE
Large cap (over $5 billion)	52.8%
Mid cap ($1–$5 billion)	31.1%
Small cap (under $1 billion)	15.5%
Cash, cash equivalents and other[2]	0.6%

NUMBER OF SECURITIES[2]	NAV	FUND ASSETS	REDEMPTION FEE	12B-1 FEES
62	$16.89	$277.3 million	2.00% within 90 calendar days	None

[1]	Holdings may combine more than one security from same issuer.
[2]	Includes BNY Hamilton Money Fund.

54	MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF JUNE 30, 2007, UNLESS OTHERWISE NOTED

PORTFOLIO MANAGER COMMENTARY continued from page 52

though the BOJ has raised interest rates twice in the past 12 months, the net effect on diminishing the so-called “carry trade” has been largely ineffective. In fact, the continued waffling of the Central Bank has only increased Japanese domestic investors’ demand and appetite for overseas bonds and higher yielding stocks.

The Fund lagged its benchmark due to its underweight allocation in the industrials and materials sectors and overweight in financials. Industrials and materials stocks, given their cyclical nature, remain underrepresented in the Fund. The Fund has remained overweight in financial and real estate–related names based on our belief that the rising interest rate environment would not only be reflationary, but also lead to an overall strengthening of the yen. However, this has yet to happen, and has had a negative impact on the Fund’s overall performance. We believe that as interest rates rise and reflation continues, it will be the financial companies—which include real estate and money management advisory—that will ultimately benefit from rising asset values. On a positive note, the Fund’s overweight positions in health care and consumer staples contributed positively to performance.

For the next three to six months, we believe the market will closely watch real estate and consumption. Starting with real estate, Japan’s annual Land Price Survey reported that real estate prices rose nationwide for the first time in 16 years. Most notably, commercial prices in the country’s three major cities were up over 8.9% from the prior year. After 15 years, the wealth effect is beginning to gain traction and consumption should begin to increase as well. Japanese companies continued to report record profits and total employee compensation is slated to rise. However, the Fund will tread carefully in consumption oriented issues, and will seek areas of sustainable growth.

The Fund’s overall strategy is to have a more balanced representation of the real Japanese economy, which in our view should capture future growth opportunities. For this reason, the Fund’s exposure to smaller companies has been intentionally high, compared to the major Japanese indices. We believe that the relative underperformance of smaller cap stocks should end soon, as the negative memories associated with the Livedoor and Murakami Fund scandals begin to fade.

We consider the valuation and growth prospects of Japanese companies to be more compelling than ever, and are excited about the investment opportunities.

800.789.ASIA [2742] www.matthewsfunds.com	55

MATTHEWS JAPAN FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)

EQUITIES: JAPAN: 99.4%*

	SHARES	VALUE
FINANCIALS: 34.5%
Commercial Banks: 13.4%
Mizuho Financial Group, Inc.	1,200	$8,313,503
The Sumitomo Trust & Banking Co., Ltd.	839,000	8,006,700
The Joyo Bank, Ltd.	1,149,000	7,148,296
The Chiba Bank, Ltd.	665,000	5,908,711
The Tokyo Star Bank, Ltd.	1,529	4,768,617
Mitsubishi UFJ Financial Group, Inc.	264	2,916,061

		37,061,888

Real Estate Management & Development: 9.6%
Daibiru Corp.	352,700	4,898,412
Funai Zaisan Consultants Co., Ltd.	636	3,729,478
JOINT Corp.	115,100	3,617,762
Creed Corp.	1,407	3,393,941
Sumitomo Realty & Development Co., Ltd.	91,000	2,971,127
Kenedix, Inc.	1,574	2,940,264
Mitsubishi Estate Co., Ltd.	97,000	2,639,188
Shoei Co., Ltd.	115,280	2,420,295

		26,610,467

Capital Markets: 5.3%
Ichiyoshi Securities Co., Ltd.	358,200	5,190,082
Monex Beans Holdings, Inc.	4,861	4,066,461
Nomura Holdings, Inc.	148,000	2,884,873
GCA Co., Ltd.	472	2,721,787

		14,863,203

Insurance: 3.5%
The Fuji Fire & Marine Insurance Co., Ltd.	1,686,000	6,750,847
T&D Holdings, Inc.	42,145	2,851,312

		9,602,159

Real Estate Investment Trusts: 1.7%
Japan Logistics Fund, Inc. REIT	511	4,772,792

Consumer Finance: 1.0%
ORIX Corp.	10,800	2,846,376

Total Financials		95,756,885

INFORMATION TECHNOLOGY: 20.7%

Electronic Equipment & Instruments: 9.1%
Keyence Corp.	34,370	7,517,434
Murata Manufacturing Co., Ltd.	69,800	5,266,534
Horiba, Ltd.	114,300	4,688,041
Hoya Corp.	134,900	4,481,145
Nidec Corp.	40,700	2,393,243
KYOCERA Corp.	6,900	736,374

		25,082,771

Software: 3.1%
Nintendo Co., Ltd.	23,315	8,540,154

IT Services: 3.0%
Otsuka Corp.	48,000	4,565,117
Nomura Research Institute, Ltd.	130,100	3,835,639

		8,400,756

Office Electronics: 2.3%
Canon, Inc. ADR	109,550	6,424,012

Computers & Peripherals: 1.4%
Melco Holdings, Inc.	175,800	3,733,742

Internet Software & Services: 1.0%
Yahoo! Japan Corp.	8,478	2,881,659

Semiconductors & Semiconductor Equipment: 0.8%
Sumco Corp.	44,100	2,217,088

Total Information Technology		57,280,182

CONSUMER DISCRETIONARY: 19.1%

Household Durables: 7.2%
Sony Corp. ADR	166,800	8,568,516
Sekisui House, Ltd.	446,000	5,958,741
Makita Corp.	123,900	5,514,493

		20,041,750

Automobiles: 4.6%
Toyota Motor Corp. ADR	64,300	8,094,084
Honda Motor Co., Ltd. ADR	128,900	4,677,781

		12,771,865

Specialty Retail: 4.2%
Nitori Co., Ltd.	118,400	5,913,990
Point, Inc.	93,680	5,561,834

		11,475,824

56	MATTHEWS ASIAN FUNDS

JUNE 30, 2007

	SHARES	VALUE
Diversified Consumer Services: 2.1%
Benesse Corp.	199,000	$5,769,990

Auto Components: 1.0%
Takata Corp.	80,800	2,821,848

Total Consumer Discretionary		52,881,277

HEALTH CARE: 7.9%

Health Care Equipment & Supplies: 5.8%
Sysmex Corp.	197,900	7,313,259
Nakanishi, Inc.	46,000	5,749,766
Terumo Corp.	73,200	2,829,905

		15,892,930

Pharmaceuticals: 2.1%
Takeda Pharmaceutical Co., Ltd.	57,900	3,743,220
ROHTO Pharmaceutical Co., Ltd.	212,000	2,141,953

		5,885,173

Total Health Care		21,778,103

INDUSTRIALS: 6.8%

Commercial Services & Supplies: 5.3%
PRONEXUS, Inc.	570,800	4,955,819
Park24 Co., Ltd.	388,800	3,915,630
Daiseki Co., Ltd.	146,300	3,059,675
Secom Co., Ltd.	59,100	2,788,800

		14,719,924

Machinery: 1.0%
Mitsubishi Heavy Industries, Ltd.	457,000	2,935,935

Trading Companies & Distributors: 0.5%
Mitsubishi Corp.	50,500	1,324,792

Total Industrials		18,980,651

CONSUMER STAPLES: 6.1%

Beverages: 2.3%
Ito En, Ltd.	192,700	6,338,558

Food Products: 2.2%
Unicharm Petcare Corp.	151,200	6,103,261

Household Products: 1.6%
Pigeon Corp.	277,900	4,509,598

Total Consumer Staples		16,951,417

MATERIALS: 3.6%

Chemicals: 3.6%
Nitto Denko Corp.	143,700	7,259,403
Nippon Shokubai Co., Ltd.	308,000	2,739,168

Total Materials		9,998,571

TELECOMMUNICATION SERVICES: 0.7%

Wireless Telecommunication Services: 0.7%
KDDI Corp.	278	2,061,433

Total Telecommunication Services		2,061,433

TOTAL EQUITIES: JAPAN		275,688,519
(Cost $264,083,507)

MONEY MARKET MUTUAL FUND: 0.3%*
BNY Hamilton Money Fund	751,715	751,715
(Cost $751,715)

TOTAL INVESTMENTS: 99.7%		276,440,234
(Cost $264,835,222**)

CASH AND OTHER ASSETS, LESS LIABILITIES: 0.3%		884,021

NET ASSETS: 100.0%		$277,324,255

*	As a percentage of net assets as of June 30, 2007
**	Cost of investments is $264,835,222 and net unrealized appreciation consists of:

Gross unrealized appreciation	$34,425,237
Gross unrealized depreciation	(22,820,225)

Net unrealized appreciation	$11,605,012

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

800.789.ASIA [2742] www.matthewsfunds.com	57

MATTHEWS KOREA FUND

FUND DESCRIPTION	SYMBOL: MAKOX

Under normal market conditions, the Matthews Korea Fund, a non-diversified fund, seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in South Korea.

PORTFOLIO MANAGERS

Lead Managers: G. Paul Matthews and Mark W. Headley

Co-Manager: J. Michael Oh

PORTFOLIO MANAGER COMMENTARY

For the six-month period ended June 30, 2007, the Matthews Korea Fund gained 12.84%, underperforming its benchmark, the Korea Composite Stock Price Index (KOSPI), which gained 22.67% and the Lipper Pacific ex-Japan Funds Category Average, which was up 20.39%.

After a slight decline in the first quarter of the year, the Korean equity market performed strongly in the second quarter. Throughout the first half of the year, domestic interest in the equity market from both institutional and retail investors improved, while foreign investors were net sellers of Korean equities. Despite the won’s continuing strength, exports continued to show stronger-than-expected growth, mainly on the back of robust overseas orders for ships, autos, electronic goods and components. Domestic sentiment remained weak during the first half of the year, partly due to limited corporate spending in the market. Korean corporations are still investing more overseas than at home as a result of domestic investment restrictions set by the current administration.

The U.S. and South Korea reached an initial agreement on a free-trade accord on April 2, 2007, which could impact as much as $29 billion in trade between the two countries each year. If the agreement is ratified, it would be the largest for the U.S. since the 1994 North American Free Trade Agreement. In June, the South Korean government accepted the inclusion of new labor and environmental provisions in the free-trade agreement that U.S. Congressional Democrats demanded. The U.S. and South Korean governments hope to ratify the U.S.-Korea Free Trade Agreement later this year. We believe that this agreement will have a positive long-term impact on the Korean economy, even though the short-term impact could be mixed.

The Fund underperformed the KOSPI during the first half of the year primarily as a result of its underweight positions in the shipbuilding, steel and energy industries. The Fund has historically avoided these industries given their highly cyclical, commodity-oriented nature, as we believe continued on page 61

58	MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF JUNE 30, 2007, UNLESS OTHERWISE NOTED

PERFORMANCE AS OF JUNE 30, 2007

				Average Annual Total Returns
Fund Inception: 1/3/95	3 MO	YTD	1 YR	3 YRS	5 YRS	10 YRS	SINCE INCEPTION
Matthews Korea Fund	18.35%	12.84%	29.12%	34.53%	23.78%	14.24%	7.58%
KOSPI[1]	22.39%	22.67%	38.78%	40.77%	25.26%	8.80%	3.53%
Lipper Pacific ex-Japan Funds Category Average[2]	16.09%	20.39%	46.62%	33.48%	23.25%	7.69%	8.79%[3]

All performance quoted is past performance and is no guarantee of future results. Assumes reinvestment of all dividends and/or distributions. Unusually high returns may not be sustainable. Investment return and principal value will fluctuate with changing market conditions so that shares, when redeemed, may be worth more or less than their original cost. The performance of foreign indices may be based on different exchange rates than those used by the Fund and, unlike the Fund’s NAV, is not adjusted to reflect fair value at the close of the NYSE. Current performance may be lower or higher than the return figures quoted. Returns are net of the Funds’ management fee and other operating expenses. Returns would have been lower if certain of the Funds’ fees and expenses had not been waived. For the Funds’ most recent month-end performance please call 800-789-ASIA [2742] or visit www.matthewsfunds.com.

OPERATING EXPENSES[4]
Net Ratio: 6 months ended 6/30/07 (annualized)[5,6]	1.25%
Net Ratio: Fiscal Year 2006[6]	1.28%
Gross Ratio: Fiscal Year 2006	1.30%

PORTFOLIO TURNOVER[7]
6 months ended 6/30/07 (annualized)[5]	26.21%
Fiscal Year 2006	25.82%

[1]

The Korea Composite Stock Price Index (KOSPI) is a capitalization-weighted index of all common stocks listed on the Korea Stock Exchange. It is not possible to invest directly in an index. Source: Index data from Bloomberg; total return calculations performed by PFPC Inc.

[2]

As of 6/30/07, the Lipper Pacific ex-Japan Funds Category Average consisted of 46 funds for the three-month, YTD and one-year periods; 44 funds for the three-year period; 41 funds for the five-year period; 22 funds for the 10-year period; and 12 funds since 12/31/94. Lipper, Inc. fund performance does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains, for the stated periods.

[3]	Calculated from 12/31/94.
[4]	Matthews Asian Funds do not charge 12b-1 fees.
[5]	Unaudited.
[6]

Includes management fee, administration and shareholder services fees after reimbursement, waiver or recapture of expenses by Advisor. Voluntary fee waivers by the Advisor may be discontinued at any time.

[7]	The lesser of fiscal year-to-date long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

800.789.ASIA [2742] www.matthewsfunds.com	59

MATTHEWS KOREA FUND

TOP TEN HOLDINGS[1]

	SECTOR	% OF NET ASSETS
Samsung Electronics Co., Ltd.	Information Technology	8.4%
Kookmin Bank	Financials	5.4%
SK Telecom Co., Ltd.	Telecommunication Services	5.2%
NHN Corp.	Information Technology	4.5%
Samsung Securities Co., Ltd.	Financials	4.5%
Hana Financial Group, Inc.	Financials	4.4%
Amorepacific Corp.	Consumer Staples	4.2%
Shinhan Financial Group Co., Ltd.	Financials	3.6%
Hanmi Pharmaceutical Co., Ltd.	Health Care	3.2%
Samsung Fire & Marine Insurance Co., Ltd.	Financials	3.1%
% OF ASSETS IN TOP 10		46.5%

COUNTRY ALLOCATION
South Korea	99.7%
Cash, cash equivalents and other[2]	0.3%

SECTOR ALLOCATION
Financials	24.3%
Information Technology	15.9%
Consumer Discretionary	14.0%
Health Care	11.7%
Industrials	11.5%
Consumer Staples	11.4%
Telecommunication Services	7.2%
Energy	2.5%
Materials	1.2%
Cash, cash equivalents and other[2]	0.3%

MARKET CAP EXPOSURE
Large cap (over $5 billion)	49.1%
Mid cap ($1–$5 billion)	32.6%
Small cap (under $1 billion)	18.0%
Cash, cash equivalents and other[2]	0.3%

NUMBER OF SECURITIES[2]	NAV	FUND ASSETS	REDEMPTION FEE	12B-1 FEES
44	$7.03	$240.5 million	2.00% within 90 calendar days	None

[1]	Holdings may combine more than one security from same issuer.
[2]	Includes BNY Hamilton Money Fund.

60	MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF JUNE 30, 2007, UNLESS OTHERWISE NOTED

PORTFOLIO MANAGER COMMENTARY continued from page 58

forward earnings for companies in these industries are unpredictable. Additionally, the Fund’s overweight exposure in the health care sector hurt performance. The health care sector was under pressure as investors expect that the free trade agreement with the U.S. will negatively impact Korean pharmaceutical companies. The agreement is expected to increase foreign competition in the Korean pharmaceutical industry and may delay Korean generic drug makers from releasing new products.

The financial sector provided the largest contribution to Fund performance. A strong equity market drove the brokerage industry’s rally during the first quarter of the year. However, the Capital Market Consolidation Act (CMCA) was an even stronger catalyst during the second quarter. The CMCA is expected to speed up the restructuring of the domestic brokerage sector and foster the development of more sophisticated financial firms, like the U.S. investment banks. Brokerage firms are expected to benefit most from the CMCA’s reforms.

On a company basis, Kiwoom Securities was the largest contributor to Fund performance for the first half of the year. Kiwoom offers investors an online trading platform and has the largest market share among online discount brokers in Korea. Increased liquidity in the equity market and the optimism surrounding the CMCA helped the company during the six-month period. NHN, the dominant player in Korea’s Internet search, casual games and portal industry, was another strong contributor to Fund performance. NHN recorded impressive growth in the first quarter 2007 and announced a positive outlook for the remainder of the year.

Samsung Electronics was the Fund’s worst performer during the six-month period. The decline in the price of DRAM products and increased competition in the handset business contributed to the company’s poor performance. CDNetworks was the second worst performer in the Fund for the first half of the year. CDNetworks develops and provides content delivery network (CDN) services, mainly in Korea. The company has been suffering from losses at a subsidiary that provides user-created-content (UCC) online, similar to YouTube in the U.S.

The Fund remains focused on the consumer, financials and information technology sectors. Although the strong rally in the cyclical sectors—which we consciously avoid—has caused the Fund to underperform in recent periods, we continue to believe that in the long term, the consumer, financials and information technology sectors will create value for the Fund’s shareholders.

800.789.ASIA [2742] www.matthewsfunds.com	61

MATTHEWS KOREA FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)

EQUITIES: SOUTH KOREA: 99.7%*

	SHARES	VALUE
FINANCIALS: 24.3%

Commercial Banks: 13.4%
Kookmin Bank	130,835	$11,485,326
Hana Financial Group, Inc.	215,890	10,527,515
Shinhan Financial Group Co., Ltd.	144,242	8,774,585
Kookmin Bank ADR	16,339	1,433,257

		32,220,683

Capital Markets: 7.6%
Samsung Securities Co., Ltd.	133,714	10,753,856
Kiwoom.com Securities Co., Ltd.	97,359	7,429,571
Kiwoom.com Securities Co., Ltd. Rights, expire 07/11/07***,****	13,143	187,794

		18,371,221

Insurance: 3.1%
Samsung Fire & Marine Insurance Co., Ltd.	38,847	7,484,728

Consumer Finance: 0.2%
Samsung Card Co.**	6,800	418,076

Total Financials		58,494,708

INFORMATION TECHNOLOGY: 15.9%

Semiconductors & Semiconductor Equipment: 8.5%
Samsung Electronics Co., Ltd.	32,973	20,201,026
Samsung Electronics Co., Ltd., Pfd.	676	316,469

		20,517,495

Internet Software & Services: 6.2%
NHN Corp.**	59,694	10,887,524
CDNetworks Co., Ltd.**	158,285	3,863,535

		14,751,059

Office Electronics: 1.2%
Sindo Ricoh Co., Ltd.	43,800	2,873,064

Total Information Technology		38,141,618

CONSUMER DISCRETIONARY: 14.0%

Media: 4.5%
Cheil Communications, Inc.	20,937	6,447,558
ON*Media Corp.**	480,790	4,454,795

		10,902,353

Automobiles: 3.3%
Hyundai Motor Co.	71,039	5,613,300
Hyundai Motor Co., Pfd.	49,600	2,265,649

		7,878,949

Multiline Retail: 2.5%
Hyundai Department Store Co., Ltd.	51,820	6,113,958

Internet & Catalog Retail: 2.0%
GS Home Shopping, Inc.	52,539	4,862,353

Auto Components: 1.7%
Hankook Tire Co., Ltd.	222,250	3,993,451

Total Consumer Discretionary		33,751,064

HEALTH CARE: 11.7%

Pharmaceuticals: 10.5%
Hanmi Pharmaceutical Co., Ltd.	50,269	7,726,577
Yuhan Corp.	33,397	6,253,917
Dong-A Pharmaceutical Co., Ltd.	60,805	5,706,331
Daewoong Pharmaceutical Co., Ltd.	82,623	5,643,244

		25,330,069

Health Care Equipment & Supplies: 1.2%
Osstem Implant Co., Ltd.**	59,271	2,790,809

Total Health Care		28,120,878

62	MATTHEWS ASIAN FUNDS

JUNE 30, 2007

	SHARES	VALUE
INDUSTRIALS: 11.5%

Industrial Conglomerates: 3.9%
Orion Corp.	18,490	$5,523,884
Samsung Techwin Co., Ltd.	71,910	3,790,677

		9,314,561

Construction & Engineering: 3.1%
Samsung Engineering Co., Ltd.	41,210	4,353,625
GS Engineering & Construction Corp.	26,932	3,221,287

		7,574,912

Commercial Services & Supplies: 2.9%
S1 Corp.	128,125	6,913,494

Machinery: 1.6%
JVM Co., Ltd.	66,063	3,932,960

Total Industrials		27,735,927

CONSUMER STAPLES: 11.4%

Food & Staples Retailing: 4.5%
Shinsegae Food Co., Ltd.	62,465	6,085,241
Shinsegae Co., Ltd.	7,212	4,699,490

		10,784,731

Personal Products: 4.1%
Amorepacific Corp.	12,626	10,004,040

Beverages: 1.4%
Hite Brewery Co., Ltd.	26,715	3,470,044

Food Products: 1.4%
Nong Shim Co., Ltd.	11,511	3,276,931

Total Consumer Staples		27,535,746

TELECOMMUNICATION SERVICES: 7.2%

Wireless Telecommunication Services: 5.2%
SK Telecom Co., Ltd.	40,412	9,317,266
SK Telecom Co., Ltd. ADR	114,200	3,123,370

		12,440,636

Diversified Telecommunication Services: 2.0%
KT Corp.	61,810	2,890,287
KT Corp. ADR	81,300	1,907,298

		4,797,585

Total Telecommunication Services		17,238,221

ENERGY: 2.5%

Oil, Gas & Consumable Fuels: 2.5%
GS Holdings Corp.	122,890	5,972,572

Total Energy		5,972,572

MATERIALS: 1.2%

Chemicals: 1.2%
LG Chem, Ltd.	33,680	2,847,224

Total Materials		2,847,224

TOTAL EQUITIES: SOUTH KOREA		239,837,958
(Cost $135,779,046)

MONEY MARKET MUTUAL FUND: 0.6%*
BNY Hamilton Money Fund	1,490,560	1,490,560
(Cost $1,490,560)

TOTAL INVESTMENTS: 100.3%		241,328,518
(Cost $137,269,606*****)

LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS: –0.3%		(817,997)

NET ASSETS: 100.0%		$240,510,521

*	As a percentage of net assets as of June 30, 2007
**	Non–income producing security
***	Fair valued under direction of the Board of Trustees
****	Illiquid security
*****	Cost of investments is $137,269,606 and net unrealized appreciation consists of:

Gross unrealized appreciation	$104,812,193
Gross unrealized depreciation	(753,281)

Net unrealized appreciation	$104,058,912

ADR	American Depositary Receipt
Pfd.	Preferred

See accompanying notes to financial statements.

800.789.ASIA [2742] www.matthewsfunds.com	63

DISCLOSURE OF FUND EXPENSES (Unaudited)

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s operating expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

This table illustrates your fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual operating expenses, after any applicable fee waivers, that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return for the past six month period, the “Expense Ratio” column shows the period’s annualized expense ratio, and the “Operating Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund at the beginning of the period.

You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund in the first line under the heading entitled “Operating Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had an annual return of 5% before operating expenses, but that the expense ratio is unchanged. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the operating expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. The Funds assess a redemption fee of 2.00% of the total redemption proceeds if you sell or exchange your shares within 90 calendar days after purchasing them. The redemption fee is paid directly to the funds and is designed to discourage frequent short-term trading and to offset transaction costs associated with such trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that have been held the longest will be redeemed first. The redemption fee does not apply to redemptions of shares held in certain omnibus accounts and retirement plans that cannot currently implement the redemption fee. While these exceptions exist, the Funds are not accepting any new accounts which cannot implement the redemption fee. In addition, the Funds are actively discussing a schedule for implementation of the fee with these providers.

For more information on this policy, please see the Funds’ prospectus.

The Matthews Asian Funds do not charge any sales loads, exchange fees, or 12b-1 fees, but these may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

64	MATTHEWS ASIAN FUNDS

JUNE 30, 2007

	Beginning Account Value 1/1/07	Ending Account Value 6/30/07	Expense Ratio[1]	Expenses Paid During Period 1/1/07 – 6/30/07[2]
Matthews Asia Pacific Fund
Actual Fund Return	$1,000.00	$1,076.30	1.18%	$6.11
Hypothetical 5% Return	$1,000.00	$1,019.05	1.18%	$5.94

Matthews Asia Pacific Equity Income Fund
Actual Fund Return	$1,000.00	$1,108.00	1.47%	$7.73
Hypothetical 5% Return	$1,000.00	$1,017.60	1.47%	$7.39

Matthews Pacific Tiger Fund
Actual Fund Return	$1,000.00	$1,158.60	1.11%	$5.97
Hypothetical 5% Return	$1,000.00	$1,019.40	1.11%	$5.59

Matthews Asian Growth and Income Fund
Actual Fund Return	$1,000.00	$1,115.70	1.15%	$6.07
Hypothetical 5% Return	$1,000.00	$1,019.20	1.15%	$5.79

Matthews Asian Technology Fund
Actual Fund Return	$1,000.00	$1,114.90	1.26%	$6.64
Hypothetical 5% Return	$1,000.00	$1,018.65	1.26%	$6.34

Matthews China Fund
Actual Fund Return	$1,000.00	$1,291.40	1.17%	$6.68
Hypothetical 5% Return	$1,000.00	$1,019.10	1.17%	$5.89

Matthews India Fund
Actual Fund Return	$1,000.00	$1,182.50	1.29%	$7.02
Hypothetical 5% Return	$1,000.00	$1,018.50	1.29%	$6.49

Matthews Japan Fund
Actual Fund Return	$1,000.00	$976.90	1.24%	$6.11
Hypothetical 5% Return	$1,000.00	$1,018.75	1.24%	$6.24

Matthews Korea Fund
Actual Fund Return	$1,000.00	$1,128.40	1.25%	$6.61
Hypothetical 5% Return	$1,000.00	$1,018.72	1.25%	$6.27

[1]	Annualized, based on the Fund’s most recent fiscal half-year expenses.
[2]

Operating expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

800.789.ASIA [2742] www.matthewsfunds.com	65

STATEMENTS OF ASSETS AND LIABILITIES

UNAUDITED

	Matthews Asia Pacific Fund	Matthews Asia Pacific Equity Income Fund	Matthews Pacific Tiger Fund
Assets:
Investments at value (A) (Note 1-A and 4):
Unaffiliated issuers	$470,969,793	$62,126,266	$3,382,598,200
Affiliated issuers	—	—	260,528,480

Total investments	470,969,793	62,126,266	3,643,126,680
Cash	—	—	1,887
Foreign currency at value (B)	813	115,989	38,170
Dividends and interest receivable	1,191,930	162,298	6,417,527
Receivable for securities sold	649,856	—	—
Receivable for capital shares sold	350,558	1,443,591	3,292,025
Deferred organization costs (Note 1-F)	—	26,677	—
Prepaid expenses and other assets	—	—	21,483

Total assets	473,162,950	63,874,821	3,652,897,772

Liabilities:
Payable for securities purchased	16,954	586,629	153,804
Payable for capital shares redeemed	319,778	22,242	4,025,662
Cash overdraft	640,520	—	—
Foreign currency at value (B)	—	—	—
Distributions payable	317	—	247
Due to Advisor (Note 2)	276,734	107,876	2,088,915
Administration and accounting fees payable	21,259	2,379	155,968
Administration and shareholder servicing fees payable	84,548	7,339	653,504
Custodian fees payable	38,666	7,181	442,057
Transfer agent fees payable	52,101	5,861	353,039
Trustees fees payable	—	256	—
Accrued expenses payable	23,886	10,419	87,463

Total liabilities	1,474,763	750,182	7,960,659

Net Assets	$471,688,187	$63,124,639	$3,644,937,113

Shares Outstanding:
(shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.001 par value)	25,903,765	5,335,226	132,710,703

Net asset value, offering price and redemption price	$18.21	$11.83	$27.47

Net Assets Consist of:
Capital paid-in	$343,711,680	$57,837,947	$2,106,793,309
Undistributed/accumulated net investment income (loss)	2,420,509	(24,812)	28,789,514
Undistributed/accumulated net realized gain (loss) on investments and foreign currency related transactions	37,127,913	798,772	294,784,299
Net unrealized appreciation on investments and foreign currency related transactions	88,428,085	4,512,732	1,214,569,991

Net Assets	$471,688,187	$63,124,639	$3,644,937,113

(A) Investments at cost:
Unaffiliated issuers	$382,525,452	$57,613,159	$2,222,904,703
Affiliated issuers	—	—	205,668,601

Total investments at cost	$382,525,452	$57,613,159	$2,428,573,304

(B) Foreign currency at cost	$814	$116,121	$38,191

See accompanying notes to financial statements.

66	MATTHEWS ASIAN FUNDS

JUNE 30, 2007

Matthews Asian Growth and Income Fund	Matthews Asian Technology Fund	Matthews China Fund	Matthews India Fund	Matthews Japan Fund	Matthews Korea Fund
$2,194,377,684	$159,404,613	$1,327,451,268	$780,316,513	$276,440,234	$241,328,518
27,417,004	—	36,812,536	—	—	—

2,221,794,688	159,404,613	1,364,263,804	780,316,513	276,440,234	241,328,518
—	—	513	—	—	272
44,609	9,344	—	7,428,907	—	—
2,881,185	317,919	4,113,262	932,781	793,772	69,499
2,689,742	—	—	—	—	—
1,998,392	1,014,687	4,451,677	1,931,969	1,036,521	186,046
—	—	—	—	—	—
27,546	423	26,789	17,520	10,500	14,773

2,229,436,162	160,746,986	1,372,856,045	790,627,690	278,281,027	241,599,108

318,946	1,082,024	440,570	—	—	254,916
1,424,089	168,343	1,096,639	522,788	589,514	554,399
—	—	—	1,660,268	—	—
—	—	630	—	109	11
129	—	—	—	—	—
1,283,192	90,150	749,237	442,092	161,403	139,322
97,094	6,761	55,413	32,057	12,861	9,999
439,269	25,688	229,148	135,649	73,114	47,335
181,814	15,688	96,879	182,639	10,402	28,379
256,458	22,380	146,724	102,777	87,371	54,226
—	—	2,021	—	—	—
—	11,133	44,413	—	21,998	—

4,000,991	1,422,167	2,861,674	3,078,270	956,772	1,088,587

$2,225,435,171	$159,324,819	$1,369,994,371	$787,549,420	$277,324,255	$240,510,521

110,632,901	18,038,205	43,912,444	43,101,024	16,422,859	34,229,470

$20.12	$8.83	$31.20	$18.27	$16.89	$7.03

$1,528,333,208	$129,030,553	$719,145,459	$565,507,238	$256,994,099	$104,154,161
(33,455,862)	(130,500)	6,668,948	275,850	(541,345)	1,792,322

106,106,005	(11,418,201)	70,093,175	22,585,933	9,292,236	30,507,563

624,451,820	41,842,967	574,086,789	199,180,399	11,579,265	104,056,475

$2,225,435,171	$159,324,819	$1,369,994,371	$787,549,420	$277,324,255	$240,510,521

$1,561,404,923	$117,550,562	$767,669,223	$581,192,457	$264,835,222	$137,269,606
35,949,721	—	22,588,860	—	—	—

$1,597,354,644	$117,550,562	$790,258,083	$581,192,457	$264,835,222	$137,269,606

$44,305	$8,627	$(630)	$7,384,144	$(109)	$(11)

800.789.ASIA [2742] www.matthewsfunds.com	67

STATEMENTS OF OPERATIONS

UNAUDITED

	Matthews Asia Pacific Fund	Matthews Asia Pacific Equity Income Fund	Matthews Pacific Tiger Fund
Investment Income:
Dividends – Unaffiliated issuers	$5,545,800	$892,420	$47,427,511
Dividends – Affiliated issuers (Note 4)	—	—	2,139,749
Interest	68,887	3,830	463,738
Foreign withholding tax	(420,184)	(51,502)	(3,766,116)

Total investment income	5,194,503	844,748	46,264,882

Expenses:
Investment advisory fees (Note 2)	1,620,113	158,335	11,673,336
Administration and accounting fees	55,136	5,164	395,611
Administration and shareholder servicing fees (Note 2)	566,281	46,089	3,885,096
Custodian fees	85,920	20,649	876,935
Insurance fees	3,795	55	28,468
Organization fees (Note 1-F )	—	39,191	—
Printing fees	79,517	460	237,413
Professional fees	13,593	10,164	38,063
Registration fees	28,412	15,430	53,062
Transfer agent fees	297,770	40,551	1,656,366
Trustees fees	8,588	836	61,994
Other expenses	43,037	10,968	69,678

Total expenses	2,802,162	347,892	18,976,022

Advisory fees waived, shareholder servicing fees waived, and expenses waived or reimbursed (Note 2)	(28,168)	(11,997)	(198,343)
Net expenses	2,773,994	335,895	18,777,679

Net Investment Income (Loss)	2,420,509	508,853	27,487,203

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Related Transactions:
Net realized gain (loss) on investments – Unaffiliated issuers	34,199,372	826,465	247,611,165
Net realized gain (loss) on investments – Affiliated issuers	—	—	3,845,772
Net realized capital gains tax	(1,097,407)	(1,340)	(3,331,461)
Net realized gain (loss) on foreign currency related transactions	19,951	(26,353)	385,818
Net change in unrealized appreciation/depreciation on investments	(1,531,512)	3,487,828	229,354,768
Net change in unrealized appreciation/depreciation on foreign currency related transactions	(16,123)	(454)	17,368

Net realized and unrealized gain (loss) on investments, capital gains tax and foreign currency related transactions	31,574,281	4,286,146	477,883,430

Net Increase (Decrease) in Net Assets from Operations	$33,994,790	$4,794,999	$505,370,633

See accompanying notes to financial statements.

68	MATTHEWS ASIAN FUNDS

FOR THE SIX MONTHS ENDED JUNE 30, 2007

Matthews Asian Growth and Income Fund	Matthews Asian Technology Fund	Matthews China Fund	Matthews India Fund	Matthews Japan Fund	Matthews Korea Fund
$30,834,953	$881,749	$13,086,948	$4,182,673	$2,051,226	$3,804,425
825,914	—	294,899	—	—	—
5,437,836	15,714	87,491	585,733	12,980	—
(1,814,103)	(89,092)	—	—	(142,701)	(613,645)

35,284,600	808,371	13,469,338	4,768,406	1,921,505	3,190,780

7,267,295	508,576	4,009,787	2,414,249	986,657	758,569
246,290	17,260	134,683	81,929	33,683	25,807
2,629,272	178,993	1,416,104	856,130	372,078	265,070
348,906	37,772	243,690	368,763	21,574	57,146
17,441	1,021	6,825	5,435	2,694	2,215
—	—	—	—	—	—
149,167	21,401	96,762	91,960	51,696	36,117
26,657	10,970	19,100	32,463	12,093	11,554
35,103	19,920	53,794	33,233	29,237	22,785
1,382,654	115,581	803,908	518,912	242,870	170,246
38,430	2,694	21,229	12,793	5,235	4,030
35,221	21,907	62,440	118,240	30,838	26,611

12,176,436	936,095	6,868,322	4,534,107	1,788,655	1,380,150
(123,770)	(9,319)	(68,474)	(41,551)	(17,449)	(13,556)

12,052,666	926,776	6,799,848	4,492,556	1,771,206	1,366,594

23,231,934	(118,405)	6,669,490	275,850	150,299	1,824,186

106,160,298	1,689,208	85,884,665	25,843,231	4,850,087	18,112,605
—	—	—	—	—	—
—	(210,929)	—	(1,011,651)	—	—
(52,366)	(9,160)	6,564	593,788	(36,166)	(88,253)
101,916,258	14,547,011	206,444,902	86,628,304	(12,519,255)	5,655,394
(6,533)	(13,388)	81,088	25,925	(25,351)	(2,566)

208,017,657	16,002,742	292,417,219	112,079,597	(7,730,685)	23,677,180

$231,249,591	$15,884,337	$299,086,709	$112,355,447	$(7,580,386)	$25,501,366

800.789.ASIA [2742] www.matthewsfunds.com	69

STATEMENTS OF CHANGES IN NET ASSETS

Matthews Asia Pacific Fund

	Six-Month Period Ended June 30, 2007	Year Ended December 31, 2006
	(unaudited)
Operations:
Net investment income	$2,420,509	$1,827,107
Net realized gain on investments and foreign currency related transactions	33,121,916	16,670,811
Net change in unrealized appreciation/depreciation on investments and foreign currency related transactions	(1,547,635)	38,275,631

Net increase in net assets resulting from operations	33,994,790	56,773,549

Distributions to Shareholders from:
Net investment income	—	(1,833,549)
Realized gains on investments	—	(12,267,314)

Net decrease in net assets resulting from distributions	—	(14,100,863)

Capital Share Transactions (net) (Note 1-K)	(12,217,585)	121,726,009

Redemption Fees	212,298	130,887

Total increase in net assets	21,989,503	164,529,582

Net Assets:
Beginning of period	449,698,684	285,169,102

End of period (including undistributed net investment income of $2,420,509 and $0, respectively)	$471,688,187	$449,698,684

See accompanying notes to financial statements.

Matthews Asia Pacific Equity Income Fund

	Six-Month Period Ended June 30, 2007	Period Ended December 31, 2006[1]
	(unaudited)
Operations:
Net investment income	$508,853	$28,850
Net realized gain (loss) on investments and foreign currency related transactions	798,772	(5,232)
Net change in unrealized appreciation/depreciation on investments and foreign currency related transactions	3,487,374	1,025,358

Net increase in net assets resulting from operations	4,794,999	1,048,976

Distributions to Shareholders from:
Net investment income	(528,818)	(28,465)

Net decrease in net assets resulting from distributions	(528,818)	(28,465)

Capital Share Transactions (net) (Note 1-K)	33,068,724	24,718,942

Redemption Fees	49,520	761

Total increase in net assets	37,384,425	25,740,214

Net Assets:
Beginning of period	25,740,214	—

End of period (including accumulated net investment loss of ($24,812) and ($4,847), respectively)	$63,124,639	$25,740,214

[1]	The Matthews Asia Pacific Equity Income Fund commenced operations on October 31, 2006.

See accompanying notes to financial statements.

70	MATTHEWS ASIAN FUNDS

JUNE 30, 2007

Matthews Pacific Tiger Fund

	Six-Month Period Ended June 30, 2007	Year Ended December 31, 2006
	(unaudited)
Operations:
Net investment income	$27,487,203	$31,097,550
Net realized gain on investments and foreign currency related transactions	248,511,294	126,518,709
Net change in unrealized appreciation/depreciation on investments and foreign currency related transactions	229,372,136	506,665,332

Net increase in net assets resulting from operations	505,370,633	664,281,591

Distributions to Shareholders from:
Net investment income	—	(28,762,541)
Realized gains on investments	—	(78,438,057)

Net decrease in net assets resulting from distributions	—	(107,200,598)

Capital Share Transactions (net) (Note 1-K)	(164,253,506)	714,038,419

Redemption Fees	102,744	602,369

Total increase in net assets	341,219,871	1,271,721,781

Net Assets:
Beginning of period	3,303,717,242	2,031,995,461

End of period (including undistributed net investment income of $28,789,514 and $1,302,311, respectively)	$3,644,937,113	$3,303,717,242

See accompanying notes to financial statements.

Matthews Asian Growth and Income Fund

	Six-Month Period Ended June 30, 2007	Year Ended December 31, 2006
	(unaudited)
Operations:
Net investment income	$23,231,934	$41,511,880
Net realized gain on investments and foreign currency related transactions	106,107,932	200,669,960
Net change in unrealized appreciation/depreciation on investments and foreign currency related transactions	101,909,725	145,635,112

Net increase in net assets resulting from operations	231,249,591	387,816,952

Distributions to Shareholders from:
Net investment income	(23,085,653)	(60,297,751)
Realized gains on investments	(54,049,105)	(173,639,745)

Net decrease in net assets resulting from distributions	(77,134,758)	(233,937,496)

Capital Share Transactions (net) (Note 1-K)	49,903,655	190,839,416

Redemption Fees	53,777	85,403

Total increase in net assets	204,072,265	344,804,275

Net Assets:
Beginning of period	2,021,362,906	1,676,558,631

End of period (including accumulated net investment loss of ($33,455,862) and ($33,602,143), respectively)	$2,225,435,171	$2,021,362,906

See accompanying notes to financial statements.

800.789.ASIA [2742] www.matthewsfunds.com	71

STATEMENTS OF CHANGES IN NET ASSETS

Matthews Asian Technology Fund

	Six-Month Period Ended June 30, 2007	Year Ended December 31, 2006
	(unaudited)
Operations:
Net investment loss	$(118,405)	$(266,483)
Net realized gain on investments and foreign currency related transactions	1,469,119	888,602
Net change in unrealized appreciation/depreciation on investments and foreign currency related transactions	14,533,623	16,104,233

Net increase in net assets resulting from operations	15,884,337	16,726,352

Capital Share Transactions (net) (Note 1-K)	13,529,919	62,525,534

Redemption Fees	91,537	141,207

Total increase in net assets	29,505,793	79,393,093

Net Assets:
Beginning of period	129,819,026	50,425,933

End of period (including accumulated net investment loss of ($130,500) and ($12,095), respectively)	$159,324,819	$129,819,026

See accompanying notes to financial statements.

Matthews China Fund

	Six-Month Period Ended June 30, 2007	Year Ended December 31, 2006
	(unaudited)
Operations:
Net investment income	$6,669,490	$5,637,294
Net realized gain (loss) on investments and foreign currency related transactions	85,891,229	(9,086,190)
Net change in unrealized appreciation/depreciation on investments and foreign currency related transactions	206,525,990	312,156,132

Net increase in net assets resulting from operations	299,086,709	308,707,236

Distributions to Shareholders from:
Net investment income	—	(5,623,850)
Return of capital	—	(31,925)

Net decrease in net assets resulting from distributions	—	(5,655,775)

Capital Share Transactions (net) (Note 1-K)	103,197,724	273,927,878

Redemption Fees	1,181,897	598,752

Total increase in net assets	403,466,330	577,578,091

Net Assets:
Beginning of period	966,528,041	388,949,950

End of period (including undistributed/accumulated net investment income (loss) of $6,668,948 and ($542), respectively)	$1,369,994,371	$966,528,041

See accompanying notes to financial statements.

72	MATTHEWS ASIAN FUNDS

JUNE 30, 2007

Matthews India Fund

	Six-Month Period Ended June 30, 2007	Year Ended December 31, 2006
	(unaudited)
Operations:
Net investment income (loss)	$275,850	$(329,181)
Net realized gain (loss) on investments and foreign currency related transactions	25,425,368	(3,251,713)
Net change in unrealized appreciation/depreciation on investments and foreign currency related transactions	86,654,229	108,555,903

Net increase in net assets resulting from operations	112,355,447	104,975,009

Capital Share Transactions (net) (Note 1-K)	5,062,299	482,288,118

Redemption Fees	488,748	1,482,487

Total increase in net assets	117,906,494	588,745,614

Net Assets:
Beginning of period	669,642,926	80,897,312

End of period (including undistributed net investment income of $275,850 and $0, respectively)	$787,549,420	$669,642,926

See accompanying notes to financial statements.

Matthews Japan Fund

	Six-Month Period Ended June 30, 2007	Year Ended December 31, 2006
	(unaudited)
Operations:
Net investment income (loss)	$150,299	$(1,083,269)
Net realized gain on investments and foreign currency related transactions	4,813,921	13,574,038
Net change in unrealized appreciation/depreciation on investments and foreign currency related transactions	(12,544,606)	(43,736,931)

Net decrease in net assets resulting from operations	(7,580,386)	(31,246,162)

Capital Share Transactions (net) (Note 1-K)	8,206,924	(59,917,684)

Redemption Fees	41,817	201,377

Total increase (decrease) in net assets	668,355	(90,962,469)

Net Assets:
Beginning of period	276,655,900	367,618,369

End of period (including accumulated net investment loss of ($541,345) and ($691,644), respectively)	$277,324,255	$276,655,900

See accompanying notes to financial statements.

800.789.ASIA [2742] www.matthewsfunds.com	73

STATEMENTS OF CHANGES IN NET ASSETS

Matthews Korea Fund

	Six-Month Period Ended June 30, 2007	Year Ended December 31, 2006
	(unaudited)
Operations:
Net investment income (loss)	$1,824,186	$(254,119)
Net realized gain on investments and foreign currency related transactions	18,024,352	50,793,185
Net change in unrealized appreciation/depreciation on investments and foreign currency related transactions	5,652,828	(26,706,136)

Net increase in net assets resulting from operations	25,501,366	23,832,930

Distributions to Shareholders from:
Net investment income	—	(299,639)
Realized gains on investments	—	(33,182,764)

Net decrease in net assets resulting from distributions	—	(33,482,403)

Capital Share Transactions (net) (Note 1-K)	(26,025,562)	(19,781,538)

Redemption Fees	31,958	508,556

Total decrease in net assets	(492,238)	(28,922,455)

Net Assets:
Beginning of period	241,002,759	269,925,214

End of period (including undistributed/accumulated net investment income (loss) of $1,792,322 and ($31,864), respectively)	$240,510,521	$241,002,759

See accompanying notes to financial statements.

74	MATTHEWS ASIAN FUNDS

JUNE 30, 2007

FINANCIAL HIGHLIGHTS	JUNE 30, 2007

Matthews Asia Pacific Fund

The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Six-Month Period Ended June 30, 2007	Years Ended Dec 31,		Four-Month Period Ended Dec 31,	Period Ended Aug 31,
	(unaudited)	2006	2005	2004[1]	2004[2]
Net Asset Value, beginning of period	$16.92	$14.89	$12.58	$10.70	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.09	0.07	0.07	(0.01)	0.02
Net realized gain and unrealized appreciation on investments and foreign currency	1.19	2.50	2.30	1.93	0.66

Total from investment operations	1.28	2.57	2.37	1.92	0.68

LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.07)	(0.06)	(0.02)	—
Net realized gains on investments	—	(0.48)	—	(0.02)	—

Total distributions	—	(0.55)	(0.06)	(0.04)	—

Paid-in capital from redemption fees (Note 1-K)	0.01	0.01	— [3]	— [3]	0.02

Net Asset Value, end of period	$18.21	$16.92	$14.89	$12.58	$10.70

TOTAL RETURN	7.63%[4]	17.39%	18.84%	18.00%[4]	7.00%[4]

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$471,688	$449,699	$285,169	$112,043	$76,222

Ratio of expenses to average net assets before reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 2)	1.19%[5]	1.26%	1.35%	1.52%[5]	1.67%[5]

Ratio of expenses to average net assets after reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.18%[5]	1.24%	1.34%	1.51%[5]	1.66%[5]

Ratio of net investment income (loss) to average net assets before reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.02%[5]	0.45%	0.66%	(0.31)%[5]	0.38%[5]

Ratio of net investment income (loss) to average net assets after reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.03%[5]	0.47%	0.67%	(0.30)%[5]	0.39%[5]

Portfolio turnover	29.01%[4]	40.45%	15.84%	1.28%[4]	10.75%[4]

[1]	The Fund’s fiscal year end changed from August 31 to December 31, effective December 31, 2004.
[2]	The Matthews Asia Pacific Fund commenced operations on October 31, 2003.
[3]	Less than $0.01 per share.
[4]	Not annualized.
[5]	Annualized.

See accompanying notes to financial statements.

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FINANCIAL HIGHLIGHTS

Matthews Asia Pacific Equity Income Fund

The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Six-Month Period Ended June 30, 2007	Period Ended
	(unaudited)	Dec 31, 2006[1]
Net Asset Value, beginning of period	$10.77	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.10	0.02
Net realized gain and unrealized appreciation on investments and foreign currency	1.05	0.77

Total from investment operations	1.15	0.79

LESS DISTRIBUTIONS FROM:
Net investment income	(0.10)	(0.02)

Total distributions	(0.10)	(0.02)

Paid-in capital from redemption fees (Note 1-K)	0.01	— [2]

Net Asset Value, end of period	$11.83	$10.77

TOTAL RETURN	10.80%[3]	7.90%[3]

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$63,125	$25,740

Ratio of expenses to average net assets before reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 2)	1.52%[4]	2.93%[4]

Ratio of expenses to average net assets after reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.47%[4]	1.50%[4]

Ratio of net investment income (loss) to average net assets before reimbursement, waiver or recapture of expenses by Advisor and Administrator	2.17%[4]	(0.10)%[4]

Ratio of net investment income to average net assets after reimbursement, waiver or recapture of expenses by Advisor and Administrator	2.22%[4]	1.34%[4]

Portfolio turnover	9.56%[3]	0.00%[3]

[1]	The Matthews Asia Pacific Equity Income Fund commenced operations on October 31, 2006.
[2]	Less than $0.01 per share.
[3]	Not annualized.
[4]	Annualized.

See accompanying notes to financial statements.

76	MATTHEWS ASIAN FUNDS

JUNE 30, 2007

Matthews Pacific Tiger Fund

The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Six-Month Period Ended June 30, 2007	Year Ended Dec 31,		Four- Month Period Ended Dec 31,	Years Ended Aug 31,
	(unaudited)	2006	2005	2004[1]	2004	2003	2002
Net Asset Value, beginning of period	$23.71	$19.27	$15.90	$13.22	$11.20	$8.54	$7.91

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.21	0.22	0.14	(0.01)	0.09	0.07	(0.01)
Net realized gain and unrealized appreciation on investments and foreign currency	3.55	5.01	3.43	3.00	1.95	2.58	0.66

Total from investment operations	3.76	5.23	3.57	2.99	2.04	2.65	0.65

LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.21)	(0.12)	(0.10)	(0.04)	—	(0.01)
Net realized gains on investments	—	(0.58)	(0.09)	(0.21)	—	—	(0.03)

Total distributions	—	(0.79)	(0.21)	(0.31)	(0.04)	—	(0.04)

Paid-in capital from redemption fees (Note 1-K)	— [2]	— [2]	0.01	— [2]	0.02	0.01	0.02

Net Asset Value, end of period	$27.47	$23.71	$19.27	$15.90	$13.22	$11.20	$8.54

TOTAL RETURN	15.86%[3]	27.22%	22.51%	22.69%[3]	18.45%	31.15%	8.44%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$3,644,937	$3,303,717	$2,031,995	$855,153	$587,133	$229,467	$114,798

Ratio of expenses to average net assets before reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 2)	1.12%[4]	1.18%	1.31%	1.39%[4]	1.50%	1.75%	1.79%

Ratio of expenses to average net assets after reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.11%[4]	1.16%	1.31%	1.36%[4]	1.48%	1.75%	1.87%

Ratio of net investment income (loss) to average net assets before reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.62%[4]	1.10%	1.10%	(0.19)%[4]	0.93%	1.04%	(0.17)%

Ratio of net investment income (loss) to average net assets after reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.63%[4]	1.12%	1.10%	(0.16)%[4]	0.95%	1.04%	(0.09)%

Portfolio turnover	15.71%[3]	18.80%	3.03%	3.82%[3]	15.16%	28.24%	57.00%

[1]	The Fund’s fiscal year end changed from August 31 to December 31, effective December 31, 2004.
[2]	Less than $0.01 per share.
[3]	Not annualized.
[4]	Annualized.

See accompanying notes to financial statements.

800.789.ASIA [2742] www.matthewsfunds.com	77

FINANCIAL HIGHLIGHTS

Matthews Asian Growth and Income Fund

The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Six-Month Period Ended June 30, 2007	Year Ended Dec 31,		Four- Month Period Ended Dec 31,	Years Ended Aug 31,
	(unaudited)	2006	2005	2004[1]	2004	2003	2002
Net Asset Value, beginning of period	$18.68	$17.14	$15.82	$14.65	$12.21	$10.71	$9.08

INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.22	0.46	0.45	0.11	0.32	0.23	0.18
Net realized gain and unrealized appreciation on investments and foreign currency	1.94	3.47	2.02	1.83	2.56	1.61	1.70

Total from investment operations	2.16	3.93	2.47	1.94	2.88	1.84	1.88

LESS DISTRIBUTIONS FROM:
Net investment income	(0.22)	(0.62)	(0.43)	(0.38)	(0.25)	(0.20)	(0.27)
Net realized gains on investments	(0.50)	(1.77)	(0.72)	(0.39)	(0.20)	(0.15)	—

Total distributions	(0.72)	(2.39)	(1.15)	(0.77)	(0.45)	(0.35)	(0.27)

Paid-in capital from redemption fees (Note 1-K)	— [2]	— [2]	— [2]	— [2]	0.01	0.01	0.02

Net Asset Value, end of period	$20.12	$18.68	$17.14	$15.82	$14.65	$12.21	$10.71

TOTAL RETURN	11.57%[3]	23.38%	15.76%	13.32%[3]	23.99%	17.81%	21.11%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$2,225,435	$2,021,363	$1,676,559	$1,236,491	$1,007,187	$533,302	$152,681

Ratio of expenses to average net assets before reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 2)	1.16%[4]	1.20%	1.28%	1.35%[4]	1.45%	1.69%	1.77%

Ratio of expenses to average net assets after reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.15%[4]	1.19%	1.27%	1.31%[4]	1.44%	1.69%	1.79%

Ratio of net investment income to average net assets before reimbursement, waiver or recapture of expenses by Advisor and Administrator	2.20%[4]	2.26%	2.59%	2.15%[4]	2.27%	2.69%	2.13%

Ratio of net investment income to average net assets after reimbursement, waiver or recapture of expenses by Advisor and Administrator	2.21%[4]	2.27%	2.60%	2.19%[4]	2.28%	2.69%	2.11%

Portfolio turnover	12.46%[3]	28.37%	20.16%	7.32%[3]	17.46%	13.33%	32.37%

[1]	The Fund’s fiscal year end changed from August 31 to December 31, effective December 31, 2004.
[2]	Less than $0.01 per share.
[3]	Not annualized.
[4]	Annualized.

See accompanying notes to financial statements.

78	MATTHEWS ASIAN FUNDS

JUNE 30, 2007

Matthews Asian Technology Fund

The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Six-Month Period Ended June 30, 2007	Year Ended Dec 31,		Four- Month Period Ended Dec 31,	Years Ended Aug 31,
	(unaudited)	2006	2005	2004[1]	2004	2003	2002
Net Asset Value, beginning of period	$7.92	$6.53	$5.45	$4.83	$4.30	$3.13	$3.53

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.01)	(0.02)	— [2]	(0.02)	(0.02)	(0.01)	(0.10)
Net realized gain (loss) and unrealized appreciation (depreciation) on investments and foreign currency	0.91	1.40	1.08	0.64	0.53	1.16	(0.31)

Total from investment operations	0.90	1.38	1.08	0.62	0.51	1.15	(0.41)

LESS DISTRIBUTIONS FROM:
Net investment income	—	—	—	—	—	—	(0.04)

Total distributions	—	—	—	—	—	—	(0.04)

Paid-in capital from redemption fees (Note 1-K)	0.01	0.01	— [2]	— [2]	0.02	0.02	0.05

Net Asset Value, end of period	$8.83	$7.92	$6.53	$5.45	$4.83	$4.30	$3.13

TOTAL RETURN	11.49%[3]	21.29%	19.82%	12.84%[3]	12.40%	37.38%	(10.40)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$159,325	$129,819	$50,426	$38,865	$34,297	$18,769	$6,879

Ratio of expenses to average net assets before reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 2)	1.27%[4]	1.41%	1.49%	1.64%[4]	1.63%	2.10%	2.01%

Ratio of expenses to average net assets after reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.26%[4]	1.39%	1.48%	1.60%[4]	1.91%	2.00%	2.00%

Ratio of net investment income (loss) to average net assets before reimbursement, waiver or recapture of expenses by Advisor and Administrator	(0.17)%[4]	(0.31)%	0.07%	(0.89)%[4]	(0.03)%	(0.71)%	(1.56)%

Ratio of net investment income (loss) to average net assets after reimbursement, waiver or recapture of expenses by Advisor and Administrator	(0.16)%[4]	(0.29)%	0.08%	(0.85)%[4]	(0.31)%	(0.61)%	(1.55)%

Portfolio turnover	24.79%[3]	34.77%	29.76%	7.36%[3]	41.25%	72.03%	103.60%

[1]	The Fund’s fiscal year end changed from August 31 to December 31, effective December 31, 2004.
[2]	Less than $0.01 per share.
[3]	Not annualized.
[4]	Annualized.

See accompanying notes to financial statements.

800.789.ASIA [2742] www.matthewsfunds.com	79

FINANCIAL HIGHLIGHTS

Matthews China Fund

The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Six-Month Period Ended June 30, 2007	Year Ended Dec 31,		Four- Month Period Ended Dec 31,	Years Ended Aug 31,
	(unaudited)	2006	2005	2004[1]	2004	2003	2002
Net Asset Value, beginning of period	$24.16	$14.76	$14.01	$13.26	$11.54	$8.96	$9.21

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.15	0.15	0.22	0.03	0.08	0.11	0.05
Net realized gain (loss) and unrealized appreciation (depreciation) on investments and foreign currency	6.86	9.39	0.74	1.38	1.67	2.59	(0.20)

Total from investment operations	7.01	9.54	0.96	1.41	1.75	2.70	(0.15)

LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.15)	(0.22)	(0.14)	(0.07)	(0.14)	(0.15)
Net realized gains on investments	—	—	—	(0.53)	—	—	—
Return of capital	—	— [2]	—	—	—	—	—

Total distributions	—	(0.15)	(0.22)	(0.67)	(0.07)	(0.14)	(0.15)

Paid-in capital from redemption fees (Note 1-K)	0.03	0.01	0.01	0.01	0.04	0.02	0.05

Net Asset Value, end of period	$31.20	$24.16	$14.76	$14.01	$13.26	$11.54	$8.96

TOTAL RETURN	29.14%[3]	64.81%	6.91%	10.61%[3]	15.48%	30.88%	(1.16)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$1,369,994	$966,528	$388,950	$380,121	$340,251	$111,950	$33,675

Ratio of expenses to average net assets before reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 2)	1.18%[4]	1.27%	1.31%	1.47%[4]	1.52%	1.78%	1.97%

Ratio of expenses to average net assets after reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.17%[4]	1.26%	1.30%	1.43%[4]	1.50%	1.79%	2.00%

Ratio of net investment income to average net assets before reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.14%[4]	0.95%	1.45%	0.81%[4]	1.02%	1.94%	0.99%

Ratio of net investment income to average net assets after reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.15%[4]	0.96%	1.46%	0.85%[4]	1.04%	1.93%	0.96%

Portfolio turnover	13.62%[3]	11.65%	11.82%	4.99%[3]	28.99%	19.34%	43.84%

[1]	The Fund’s fiscal year end changed from August 31 to December 31, effective December 31, 2004.
[2]	Less than $0.01 per share.
[3]	Not annualized.
[4]	Annualized.

See accompanying notes to financial statements.

80	MATTHEWS ASIAN FUNDS

JUNE 30, 2007

Matthews India Fund

The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Six-Month Period Ended June 30, 2007 (unaudited)	Year Ended Dec 31, 2006	Year Ended Dec 31, 20051
Net Asset Value, beginning of period	$15.45	$11.32	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.01	(0.01)	(0.01)
Net realized gain and unrealized appreciation on investments and foreign currency	2.80	4.11	1.33

Total from investment operations	2.81	4.10	1.32

Paid-in capital from redemption fees (Note 1-L)	0.01	0.03	— [2]

Net Asset Value, end of period	$18.27	$15.45	$11.32

TOTAL RETURN	18.25%[3]	36.48%	13.20%[3]

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$787,549	$669,643	$80,897

Ratio of expenses to average net assets before reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 2)	1.30%[4]	1.41%	2.75%[4]

Ratio of expenses to average net assets after reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.29%[4]	1.41%	2.00%[4]

Ratio of net investment income (loss) to average net assets before reimbursement, waiver or recapture of expenses by Advisor and Administrator	0.07%[4]	(0.08)%	(1.92)%[4]

Ratio of net investment income (loss) to average net assets after reimbursement, waiver or recapture of expenses by Advisor and Administrator	0.08%[4]	(0.08)%	(1.17)%[4]

Portfolio turnover	20.18%[3]	21.57%	0.00%[3]

[1]	The Matthews India Fund commenced operations on October 31, 2005.
[2]	Less than $0.01 per share.
[3]	Not annualized.
[4]	Annualized.

See accompanying notes to financial statements.

800.789.ASIA [2742] www.matthewsfunds.com	81

FINANCIAL HIGHLIGHTS

Matthews Japan Fund

The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Six-Month Period Ended June 30, 2007	Year Ended Dec 31,		Four- Month Period Ended Dec 31,	Years Ended Aug 31,
	(unaudited)	2006	2005	2004[1]	2004	2003	2002
Net Asset Value, beginning of period	$17.29	$18.48	$16.12	$14.73	$10.90	$9.60	$11.22

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.01	(0.08)	0.02	(0.02)	(0.05)	(0.03)	(0.07)
Net realized gain (loss) and unrealized appreciation (depreciation) on investments and foreign currency	(0.41)	(1.12)	2.36	1.40	3.82	1.30	(1.39)

Total from investment operations	(0.40)	(1.20)	2.38	1.38	3.77	1.27	(1.46)

LESS DISTRIBUTIONS FROM:
Net investment income	—	—	(0.03)	—	—	—	(0.27)

Total distributions	—	—	(0.03)	—	—	—	(0.27)

Paid-in capital from redemption fees (Note 1-K)	— [2]	0.01	0.01	0.01	0.06	0.03	0.11

Net Asset Value, end of period	$16.89	$17.29	$18.48	$16.12	$14.73	$10.90	$9.60

TOTAL RETURN	(2.31)%[3]	(6.44)%	14.83%	9.44%[3]	35.14%	13.54%	(12.20)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$277,324	$276,656	$367,618	$200,482	$195,256	$23,653	$9,399

Ratio of expenses to average net assets before reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 2)	1.25%[4]	1.25%	1.29%	1.40%[4]	1.46%	1.92%	1.91%

Ratio of expenses to average net assets after reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.24%[4]	1.24%	1.28%	1.38%[4]	1.45%	2.00%	2.00%

Ratio of net investment income (loss) to average net assets before reimbursement, waiver or recapture of expenses by Advisor and Administrator	0.09%[4]	(0.30)%	(0.11)%	(0.33)%[4]	(0.72)%	(0.97)%	(1.25)%

Ratio of net investment income (loss) to average net assets after reimbursement, waiver or recapture of expenses by Advisor and Administrator	0.10%[4]	(0.29)%	(0.10)%	(0.31)%[4]	(0.71)%	(1.05)%	(1.34)%

Portfolio turnover	24.13%[3]	59.95%	20.88%	5.30%[3]	14.57%	77.30%	113.23%

[1]	The Fund’s fiscal year end changed from August 31 to December 31, effective December 31, 2004.
[2]	Less than $0.01 per share.
[3]	Not annualized.
[4]	Annualized.

See accompanying notes to financial statements.

82	MATTHEWS ASIAN FUNDS

JUNE 30, 2007

Matthews Korea Fund

The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Six-Month Period Ended June 30, 2007	Year Ended Dec 31,		Four- Month Period Ended Dec 31,	Years Ended Aug 31,
	(unaudited)	2006	2005	2004[1]	2004	2003	2002
Net Asset Value, beginning of period	$6.23	$6.37	$4.08	$3.94	$4.37	$4.42	$2.68

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.05	0.01	0.01	—	0.04	0.01	(0.02)
Net realized gain and unrealized appreciation on investments and foreign currency	0.75	0.80	2.39	0.78	0.34	0.32	1.81

Total from investment operations	0.80	0.81	2.40	0.78	0.38	0.33	1.79

LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.01)	—	(0.01)	—	—	(0.01)
Net realized gains on investments	—	(0.95)	(0.11)	(0.63)	(0.82)	(0.39)	(0.07)

Total distributions	—	(0.96)	(0.11)	(0.64)	(0.82)	(0.39)	(0.08)

Paid-in capital from redemption fees (Note 1-K)	— [2]	0.01	— [2]	— [2]	0.01	0.01	0.03

Net Asset Value, end of period	$7.03	$6.23	$6.37	$4.08	$3.94	$4.37	$4.42

TOTAL RETURN	12.84%[3]	12.99%	58.76%	20.60%[3]	9.91%	8.80%	68.49%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$240,511	$241,003	$269,925	$127,794	$110,199	$217,267	$253,003

Ratio of expenses to average net assets before reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 2)	1.26%[4]	1.30%	1.35%	1.49%[4]	1.51%	1.72%	1.75%

Ratio of expenses to average net assets after reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.25%[4]	1.28%	1.35%	1.31%[4]	1.50%	1.72%	1.75%

Ratio of net investment income (loss) to average net assets before reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.65%[4]	(0.11)%	0.27%	(0.87)%[4]	0.28%	0.17%	(0.64)%

Ratio of net investment income (loss) to average net assets after reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.66%[4]	(0.09)%	0.27%	(0.69)%[4]	0.29%	0.17%	(0.64)%

Portfolio turnover	13.10%[3]	25.82%	10.13%	6.53%[3]	18.40%	29.90%	46.52%

[1]	The Fund’s fiscal year end changed from August 31 to December 31, effective December 31, 2004.
[2]	Less than $0.01 per share.
[3]	Not annualized.
[4]	Annualized.

See accompanying notes to financial statements.

800.789.ASIA [2742] www.matthewsfunds.com	83

NOTES TO FINANCIAL STATEMENTS

1.	SIGNIFICANT ACCOUNTING POLICIES

Matthews Asian Funds (the “Trust”) is an open-end investment management company registered under the Investment Company Act of 1940, as amended (the “Act”). The Trust currently issues nine separate series of shares (each a “Fund” and collectively, the “Funds”): Matthews Asia Pacific Fund, Matthews Asia Pacific Equity Income Fund, Matthews Pacific Tiger Fund, Matthews Asian Growth and Income Fund, Matthews Asian Technology Fund, Matthews China Fund, Matthews India Fund, Matthews Japan Fund and Matthews Korea Fund. Matthews Pacific Tiger Fund, Matthews China Fund and Matthews Korea Fund are authorized to offer two classes of shares: Class I shares and Class A shares. Currently, only Class I shares are offered. Effective December 31, 2004, the Funds fiscal year end changed from August 31 to December 31. The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements.

A.	SECURITY VALUATION: The Funds’ equity securities are valued based on market quotations or at fair value as determined in good faith by or under the direction of the Board of Trustees (the “Board”) when no market quotations are available or when market quotations have become unreliable. The Board has delegated the responsibility of making fair value determinations to the Pricing Valuation Committee (the “Valuation Committee”) of Matthews International Capital Management, LLC (the “Advisor”), subject to the Funds’ Pricing Policies. The Board has retained a third-party pricing service which may be utilized by the Valuation Committee under circumstances described in the Pricing Policies to provide fair value prices for certain securities held by the Funds. When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV differ from quoted or published prices for the same securities for that day. All fair value determinations are made subject to the Board’s oversight.

The books and records of the Funds are maintained in U.S. Dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the current exchange rate. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Funds do not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. International dollar bonds are issued offshore, pay interest and principal in U.S. Dollars, and are denominated in U.S. Dollars.

Market values for equity securities are determined based on the last sale price on the principal exchange or over-the-counter market on which the security is traded. If a reliable last sale price is not available, market values for equity securities are determined using the mean between the last available bid and asked price. Securities are valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the Board.

Foreign securities are valued as of the close of trading on the primary exchange on which they trade. The value is then converted to U.S. dollars using current exchange rates and in accordance with the Pricing Policies.

Foreign currency exchange rates are determined at the close of trading on the New York Stock Exchange, Inc. (“NYSE”). Occasionally, events affecting the value of foreign investments occur between the time at which they are determined and the close of trading on the NYSE. Such events would not normally be reflected in a calculation of a Funds’ NAV on that day. If events that materially affect the value of the Funds’ foreign investments occur during such period, the investments will be valued at their fair value as described above.

Foreign securities held by the Funds may be traded on days and at times when the NYSE is closed. Accordingly, the NAV of the Funds may be significantly affected on days when shareholders have no access to the Funds. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities, and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS 157 applies to fair value measurements already required or permitted by existing standards. SFAS 157 is effective for financial statements

84	MATTHEWS ASIAN FUNDS

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issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of SFAS 157 relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of June 30, 2007, the Fund does not believe the adoption of SFAS 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

B.	FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The Funds may engage in forward foreign currency exchange contracts for hedging a specific transaction in which the currency is denominated as deemed appropriate by the Advisor. Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Funds as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the Funds’ portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparts to the contract are unable to meet the terms of their contracts.

C.	RISKS ASSOCIATED WITH NON-U.S. COMPANIES: Investments by the Funds in the securities of non-U.S. companies may involve investment risks different from those of U.S. issuers including possible political or economical instability of the country of the issuer, the possibility of disruption to international trade patterns, the possibility of currency crises and exchange controls, the possible imposition of foreign withholding tax on the interest income payable on such instruments, the possible establishment of foreign controls, the possible seizure or nationalization of foreign deposits or assets, or the adoption of other foreign government restrictions that might adversely affect the foreign securities held by the Funds. Foreign securities may also be subject to greater fluctuations in price than securities of domestic corporations or the U.S. government. There may be less publicly available information about a non-U.S. company than about a U.S. company. Sometimes non-U.S. companies are subject to different accounting, auditing, and financial reporting standards, practices, and requirements than U.S. companies. There is generally less government regulation of stock exchanges, brokers, and listed companies abroad than in the U.S., which may result in less transparency with respect to a company’s operations. The absence of negotiated brokerage commissions in certain countries may result in higher brokerage fees. With respect to certain non-U.S. countries, there is a possibility of expropriation, nationalization, confiscatory taxation, or diplomatic developments that could affect investments in those countries.

D.	FEDERAL INCOME TAXES: It is the policy of the Funds to comply with all requirements of the Internal Revenue Code of 1986, as amended (“the Code”) applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. The Funds have met the requirements of the Code applicable to regulated investment companies for the period ended June 30, 2007. Therefore, no federal income tax provision is required. Income and capital gains of the Funds are determined in accordance with both tax regulations and accounting principles generally accepted in the U.S. Such treatment may result in temporary and permanent differences between tax basis earnings and earnings reported for financial statement purposes. These reclassifications, which have no impact on the net asset value of the Funds, are primarily attributable to certain differences in computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the U.S. and the use of the tax accounting practice known as equalization. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year end; accordingly, tax-basis balances have not been determined as of June 30, 2007.

In July 2006, the FASB issued Interpretation No.48, “Accounting for Uncertainty in Income Taxes and Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation was

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implemented on June 29, 2007, and is to be applied to all open tax years as of the date of effectiveness. Management has evaluated the application of the Interpretation to the Funds, and the adoption of the interpretation has no impact on the amounts reported in the Funds’ financial statements.

Under the current tax law, capital and currency losses realized after October 31 and prior to the Fund’s fiscal year end may be deferred as occurring on the first day of the following fiscal year. Post October losses at the fiscal year ended December 31, 2006 were as follows:

	POST OCTOBER CAPITAL LOSSES	POST OCTOBER CURRENCY LOSSES
Matthews Asia Pacific Equity Income Fund	$—	$(5,232)
Matthews Pacific Tiger Fund	—	(74,412)
Matthews Asian Technology Fund	(12,095)	(79,224)
Matthews China Fund	—	(542)
Matthews Korea Fund	—	(31,864)

For federal income tax purposes, the Funds indicated below have capital loss carryforwards, which expire in the year indicated, as of December 31, 2006, which are available to offset future capital gains, if any:

LOSSES DEFERRED EXPIRING IN:	2008	2009	2010	2011
Matthews Asian Technology Fund	$(3,293,471)	$(5,967,059)	$(3,461,198)	$—
Matthews China Fund	—	—	—	—
Matthews India Fund	—	—	—	—

LOSSES DEFERRED EXPIRING IN:	2012	2013	2014	Total
Matthews Asian Technology Fund	$—	$—	$—	$(12,721,728)
Matthews China Fund	(78,979)	(6,184,085)	(9,072,204)	(15,335,268)
Matthews India Fund	—	—	(2,320,226)	(2,320,226)

E.	DETERMINATION OF GAINS OR LOSSES ON SALES OF SECURITIES: Gains or losses on the sale of securities are determined on the identified cost basis.

F.	ORGANIZATION COSTS: Organization costs are amortized on a straight-line basis over one year from each Fund’s respective commencement of operations. In the event that any of the initial shares are redeemed during the period of amortization of the Fund’s organization costs, the redemption proceeds will be reduced by any such unamortized organization costs in the same proportion as the number of shares being redeemed bears to the number of those shares outstanding at the time of redemption.

G.	DISTRIBUTIONS TO SHAREHOLDERS: It is the policy of Matthews Asian Growth and Income Fund to distribute net investment income on a semi-annual basis and capital gains, if any, annually. Matthews Asia Pacific Fund, Mathews Asia Pacific Equity Income Fund, Matthews Pacific Tiger Fund, Matthews Asian Technology Fund, Matthews China Fund, Matthews India Fund, Matthews Japan Fund and Matthews Korea Fund distribute net investment income and capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the U.S. Net investment losses may not be utilized to offset net investment income in future periods for tax purposes.

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The tax character of distributions paid for the fiscal year ended December 31, 2006 were as follows:

YEAR ENDED DECEMBER 31, 2006	ORDINARY INCOME	NET LONG-TERM CAPITAL GAINS	RETURN OF CAPITAL	TOTAL TAXABLE DISTRIBUTIONS
Matthews Asia Pacific Fund	$1,793,500	$12,307,363	$—	$14,100,863
Matthews Asia Pacific Equity Income Fund	28,465	—	—	28,465
Matthews Pacific Tiger Fund	40,731,212	66,469,386	—	107,200,598
Matthews Asian Growth and Income Fund	62,152,612	171,784,884	—	233,937,496
Matthews China Fund	5,623,850	—	31,925	5,655,775
Matthews Korea Fund*	752,918	32,729,485	—	33,482,403

*  The $237,374 of ordinary income and $8,880,187 of long-term capital gain distributions designated for federal income tax purposes are due to the utilization of accumulated earnings and profits distributed to shareholders upon redemption of shares.

H.	FUND EXPENSE ALLOCATIONS: The Funds account separately for the assets, liabilities and operations of each Fund. Direct expenses of each Fund are charged to the Fund while general expenses are allocated pro-rata among the Funds based on net assets.

I.	USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the U.S. requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

J.	OTHER: Securities transactions are accounted for on the date the securities are purchased or sold. Interest income is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date, except for certain dividends which are recorded as soon as the dividend information becomes available.

K.	CAPITAL SHARE TRANSACTIONS: Each Fund is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share.

MATTHEWS ASIA PACIFIC FUND	SIX-MONTH PERIOD ENDED JUNE 30, 2007 (UNAUDITED)		YEAR ENDED DECEMBER 31, 2006
	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	5,525,082	$94,562,829	14,546,817	$231,141,309
Shares issued through reinvestment of distributions	—	—	617,765	10,267,292
Shares redeemed	(6,192,382)	(106,780,414)	(7,738,962)	(119,682,592)

Net increase (decrease)	(667,300)	$(12,217,585)	7,425,620	$121,726,009

MATTHEWS ASIA PACIFIC EQUITY INCOME FUND*	SIX-MONTH PERIOD ENDED JUNE 30, 2007 (UNAUDITED)		YEAR ENDED DECEMBER 31, 2006
	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	3,716,138	$41,672,915	2,392,917	$24,739,894
Shares issued through reinvestment of distributions	43,430	511,173	2,507	26,502
Shares redeemed	(815,361)	(9,115,364)	(4,405)	(46,454)

Net increase	2,944,207	$33,068,724	2,391,019	$24,719,942

* The Matthews Asia Pacific Equity Income Fund commenced operations on October 31, 2006.

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MATTHEWS PACIFIC TIGER FUND	SIX-MONTH PERIOD ENDED JUNE 30, 2007 (UNAUDITED)		YEAR ENDED DECEMBER 31, 2006
	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	7,989,642	$196,392,750	60,856,753	$1,258,960,286
Shares issued through reinvestment of distributions	—	—	3,349,416	77,806,911
Shares redeemed	(14,621,819)	(360,646,256)	(30,332,221)	(622,728,778)

Net increase (decrease)	(6,632,177)	(164,253,506)	33,873,948	$714,038,419

MATTHEWS ASIAN GROWTH AND INCOME FUND	SIX-MONTH PERIOD ENDED JUNE 30, 2007 (UNAUDITED)		YEAR ENDED DECEMBER 31, 2006
	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	8,017,575	$156,950,522	18,050,785	$332,587,165
Shares issued through reinvestment of distributions	3,651,056	73,167,152	12,110,960	221,323,648
Shares redeemed	(9,251,802)	(180,214,019)	(19,778,530)	(363,071,397)

Net increase	2,416,829	$49,903,655	10,383,215	$190,839,416

MATTHEWS ASIAN TECHNOLOGY FUND	SIX-MONTH PERIOD ENDED JUNE 30, 2007 (UNAUDITED)		YEAR ENDED DECEMBER 31, 2006
	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	6,535,630	$52,985,185	14,633,551	$103,517,457
Shares redeemed	(4,897,221)	(39,455,266)	(5,954,824)	(40,991,923)

Net increase	1,638,409	$13,529,919	8,678,727	$62,525,534

MATTHEWS CHINA FUND	SIX-MONTH PERIOD ENDED JUNE 30, 2007 (UNAUDITED)		YEAR ENDED DECEMBER 31, 2006
	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	18,080,762	$471,045,343	22,977,777	$440,794,850
Shares issued through reinvestment of distributions	—	—	240,493	5,358,057
Shares redeemed	(14,170,698)	(367,847,619)	(9,567,298)	(172,225,029)

Net increase	3,910,064	$103,197,724	13,650,972	$273,927,878

MATTHEWS INDIA FUND	SIX-MONTH PERIOD ENDED JUNE 30, 2007 (UNAUDITED)		PERIOD ENDED DECEMBER 31, 2006
	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	13,422,692	$216,267,533	53,857,909	$701,356,793
Shares redeemed	(13,651,361)	(211,205,234)	(17,676,,868)	(219,068,675)

Net increase (decrease)	(228,669)	$5,062,299	36,181,041	$482,288,118

MATTHEWS JAPAN FUND	SIX-MONTH PERIOD ENDED JUNE 30, 2007 (UNAUDITED)		YEAR ENDED DECEMBER 31, 2006
	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	4,683,328	$81,993,109	11,061,406	$204,528,465
Shares redeemed	(4,263,529)	(73,786,185)	(14,950,387)	(264,446,149)

Net increase (decrease)	419,799	$8,206,924	(3,888,981)	$(59,917,684)

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JUNE 30, 2007

MATTHEWS KOREA FUND	SIX-MONTH PERIOD ENDED JUNE 30, 2007 (UNAUDITED)		YEAR ENDED DECEMBER 31, 2006
	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	4,856,224	$31,340,905	21,963,993	$145,622,702
Shares issued through reinvestment of distributions	—	—	5,136,303	31,793,720
Shares redeemed	(9,340,057)	(57,366,467)	(30,733,410)	(197,197,960)

Net decrease	(4,483,833)	$(26,025,562)	(3,633,114)	$(19,781,538)

The Funds assess a redemption fee of 2.00% of the total redemption proceeds if you sell or exchange your shares within 90 calendar days after purchasing them. The redemption fee is paid directly to the Funds and is designed to discourage frequent short-term trading and to offset transaction costs associated with such trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that have been held the longest will be redeemed first. The redemption fee does not apply to redemptions of shares held in certain omnibus accounts and retirement plans that cannot currently implement the redemption fee. While these exceptions exist, the Funds are not accepting any new accounts which cannot implement the redemption fee. In addition, the Funds are actively discussing a schedule for implementation of the fee with these providers. For more information on this policy, please see the Funds’ prospectus. The redemption fees returned to the assets of the Funds are stated in the Statements of Changes in Net Assets.

2.	INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor, a registered investment advisor under the Investment Advisers Act of 1940, as amended, provides the Funds with investment management services. As compensation for these services, the Advisor charges the Funds an annual investment management fee payable at the end of each calendar month based on each Fund’s respective average daily net asset value for the month. The fee is charged at a rate of 0.75% of average daily net assets if assets in the Trust complex (the “complex”) are up to $2 billion. The rate is reduced to 0.70% of average daily net assets between $2 billion and $5 billion and reduced to 0.65% of average daily net assets over $5 billion. Additionally, the Advisor has voluntarily agreed to reduce its fees to 0.6834% of average daily net assets between $3 billion and $4 billion and to 0.667% of average daily net assets between $4 billion and $5 billion.

Certain officers and Trustees of the Funds are also officers and directors of the Advisor. All officers serve without direct compensation from the Funds. The Funds paid the Independent Trustees $168,000 in aggregate for regular compensation during the six-month period ended June 30, 2007; no special compensation was paid during this period. Investment advisory fees charged and waived, for the six-month period ended June 30, 2007, were as follows:

	VOLUNTARY EXPENSE LIMITATION	GROSS ADVISORY FEES	ADVISORY FEES WAIVED PER MANAGEMENT FEE SCHEDULE
Matthews Asia Pacific Fund	1.90%	$1,620,113	$(13,730)
Matthews Asia Pacific Equity Income Fund	1.50%	158,335	(1,333)
Matthews Pacific Tiger Fund	1.90%	11,673,336	(98,818)
Matthews Asian Growth and Income Fund	1.90%	7,267,295	(61,531)
Matthews Asian Technology Fund	2.00%	508,576	(4,306)
Matthews China Fund	2.00%	4,009,787	(33,883)
Matthews India Fund	2.00%	2,414,249	(20,422)
Matthews Japan Fund	2.00%	986,657	(8,371)
Matthews Korea Fund	2.00%	758,569	(6,424)

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NOTES TO FINANCIAL STATEMENTS

	ADVISORY FEES WAIVED IN EXCESS OF THE EXPENSE LIMITATION	ADVISORY FEES RECOVERED THAT WERE PREVIOUSLY WAIVED	NET ADVISORY FEES
Matthews Asia Pacific Fund	$—	$—	$1,606,383
Matthews Asia Pacific Equity Income Fund	(8,623)	—	148,379
Matthews Pacific Tiger Fund	—	—	11,574,518
Matthews Asian Growth and Income Fund	—	—	7,205,764
Matthews Asian Technology Fund	—	—	504,270
Matthews China Fund	—	—	3,975,904
Matthews India Fund	—	—	2,393,827
Matthews Japan Fund	—	—	978,286
Matthews Korea Fund	—	—	725,145

The investment advisory agreements provide that any reductions made by the Advisor in its fees, in the event a Fund’s expenses exceed the voluntary expense limitation, are subject to reimbursements by such Fund within the following three years provided that such Fund is able to effect such reimbursements and remain in compliance with applicable expense limitations. At June 30, 2007, the Matthews Asia Pacific Equity Income Fund had $38,783 available for recoupment by the Advisor.

The Funds have an administration shareholder servicing agreement, pursuant to which, the Funds reimburse the Advisor for administration and shareholder servicing activities based on each Fund’s average daily net assets. The fee is charged at a rate of 0.25% of average daily net assets if assets in the complex are up to $2 billion. The rate is reduced to 0.20% of average daily net assets between $2 billion and $5 billion, reduced to 0.15% of average daily net assets are over $5 billion and reduced 0.125% of average daily net assets over $7.5 billion. Additionally, the Advisor has voluntarily agreed to reduce its fee rate for assets between $3 and $4 billion to 0.1834% of average daily net assets, and for assets between $4 and $5 billion to 0.1667% of average daily net assets.

Administration and shareholder servicing fees charged and waived, for the six-months period ended June 30, 2007, were as follows:

	GROSS ADMINISTRATION & SHAREHOLDER SERVICING FEES	ADMINISTRATION & SHAREHOLDER SERVICING FEES WAIVED	NET ADMINISTRATION & SHAREHOLDER SERVICING FEES	NET FEES IN BASIS POINTS
Matthews Asia Pacific Fund	$440,929	$(13,730)	$427,199	0.18%
Matthews Asia Pacific Equity Income Fund	43,008	(1,333)	41,675	0.18%
Matthews Pacific Tiger Fund	3,176,000	(98,817)	3,077,183	0.18%
Matthews Asian Growth and Income Fund	1,977,346	(61,531)	1,915,815	0.18%
Matthews Asian Technology Fund	138,374	(4,305)	134,069	0.18%
Matthews China Fund	1,090,380	(33,883)	1,056,497	0.18%
Matthews India Fund	656,707	(20,421)	636,286	0.18%
Matthews Japan Fund	268,615	(8,370)	260,245	0.18%
Matthews Korea Fund	206,412	(6,424)	199,988	0.18%

The Funds bear a portion of the fees paid to certain services providers (exclusive of the Funds’ transfer agent) which provide transfer agency and shareholder servicing to certain shareholders. Fees accrued to pay to such service providers for the six-month period ended June 30, 2007 are reflected in the Statement of Operations as follows:

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	TRANSFER AGENT FEES	ADMINISTRATION & SHAREHOLDER SERVICING FEES	TOTAL
Matthews Asia Pacific Fund	$250,703	$125,352	$376,055
Matthews Asia Pacific Equity Income Fund	6,161	3,081	9,242
Matthews Pacific Tiger Fund	1,418,193	709,096	2,127,289
Matthews Asian Growth and Income Fund	1,303,851	651,926	1,955,777
Matthews Asian Technology Fund	81,235	40,618	121,853
Matthews China Fund	651,448	325,724	977,172
Matthews India Fund	398,845	199,423	598,268
Matthews Japan Fund	206,925	103,463	310,388
Matthews Korea Fund	117,315	58,658	175,973

PFPC Inc. (“PFPC”), an indirect wholly-owned subsidiary of The PNC Financial Services Group, serves as the Trust’s Administrator and, in that capacity, performs various administrative and accounting services for each Fund. PFPC also serves as the Trust’s Transfer Agent, dividend disbursing agent and registrar. An officer of PFPC serves as Assistant Treasurer to the Trust. Total fees accrued by the Funds for PFPC Transfer Agency services for the six-month period ended June 30, 2007 were $560,724. Beginning September 1, 2005, PFPC agreed to waive a portion of its Administration & Accounting services fees. The waiver is $6,372 annually and is allocated evenly across the Funds. Total fees accrued by the Funds and waived by PFPC for Administration & Accounting services for the six-month period ended June 30, 2007 were as follows:

	GROSS ADMINISTRATION & ACCOUNTING FEES	ADMINISTRATION & ACCOUNTING FEES WAIVED	NET ADMINISTRATION & ACCOUNTING FEES
Matthews Asia Pacific Fund	$55,136	$(708)	$54,428
Matthews Asia Pacific Equity Income Fund	5,164	(708)	4,456
Matthews Pacific Tiger Fund	395,611	(708)	394,903
Matthews Asian Growth and Income Fund	246,290	(708)	245,582
Matthews Asian Technology Fund	17,260	(708)	16,552
Matthews China Fund	134,683	(708)	133,975
Matthews India Fund	81,929	(708)	81,221
Matthews Japan Fund	33,683	(708)	32,975
Matthews Korea Fund	25,807	(708)	25,099

The Bank of New York serves as custodian to the Trust. PFPC Distributors, Inc. (the “Distributor”) serves as the Fund’s Distributor pursuant to an Underwriting Agreement.

3.	INVESTMENT TRANSACTIONS

Investment transactions for the six-month period ended June 30, 2007, excluding short-term investments from unaffiliated and affiliated issues (as defined in the Act, as amended, as ownership of 5% or more of the outstanding voting shares) were as follows:

	AFFILIATED PURCHASES	AFFILIATED PROCEEDS FROM SALES	UNAFFILIATED PURCHASES	UNAFFILIATED PROCEEDS FROM SALES
Matthews Asia Pacific Fund	$—	$—	$135,194,889	$144,730,852
Matthews Asia Pacific Equity Income Fund	—	—	36,347,914	4,313,070
Matthews Pacific Tiger Fund	31,808,764	3,845,772	496,280,501	657,724,889
Matthews Asian Growth and Income Fund	14,423,000	—	244,591,992	331,070,917
Matthews Asian Technology Fund	—	—	49,449,192	36,240,569
Matthews China Fund	—	—	254,397,396	155,689,399
Matthews India Fund	—	—	145,487,782	140,503,375
Matthews Japan Fund	—	—	76,215,314	68,730,759
Matthews Korea Fund	—	—	29,001,649	54,479,766

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4.	HOLDINGS OF 5% VOTING SHARES OF PORTFOLIO COMPANIES

The Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting shares. During the period January 1, 2007 through June 30, 2007, the Funds below held 5% or more of the outstanding voting shares of the noted portfolio companies. During this period, other Funds in the Trust may also have held voting shares of the issuers at levels below 5%.

MATTHEWS PACIFIC TIGER FUND
Name of Issuer:	SHARES HELD AT DEC. 31, 2006	SHARES PURCHASED		SHARES SOLD	SHARES HELD AT JUN. 30, 2007	AFFILIATED VALUE AT JUN. 30, 2007	DIVIDEND INCOME JAN. 1, 2007 – JUN. 30, 2007
Amata Corp. Public Co., Ltd.	48,540,900	11,354,000		—	59,894,900	$29,318,575	$346,664
Dickson Concepts International, Ltd.	28,334,900	—		—	28,334,900	32,976,211	502,169
Dynasty Fine Wines Group, Ltd.	77,862,000	—		—	77,862,000	31,765,370	119,497
Giordano International, Ltd.*	81,203,000	—		81,203,000	—	—	—
Hanmi Pharmaceutical Co., Ltd.	373,370	48,763		—	422,133	64,883,786	250,786
Hyflux, Ltd.	37,706,187	—		2,877,000	34,829,187	66,666,352	335,719
Integrated Distribution Services Group, Ltd.*	17,488,000	—		5,655,000	11,833,000	—	—
SA SA International Holdings, Ltd.	84,468,000	—		84,468,000	—	—	—
Titan Industries, Ltd.*	2,229,554	—		370,210	1,859,344	—	—
Travelsky Technology, Ltd. H Shares	20,406,000	20,406,000	†	—	40,812,000	34,918,186	584,914

Total Affiliates						$260,528,480	$2,139,749

MATTHEWS ASIAN GROWTH AND INCOME FUND
Name of Issuer:	SHARES HELD AT DEC. 31, 2006	SHARES PURCHASED		SHARES SOLD	SHARES HELD AT JUN. 30, 2007	AFFILIATED VALUE AT JUN. 30, 2007	DIVIDEND INCOME JAN. 1, 2007 – JUN. 30, 2007
I-CABLE Communications, Ltd.	114,721,000	14,423,000		—	129,144,000	$27,417,004	$825,914

Total Affiliates						$27,417,004	$825,914

MATTHEWS CHINA FUND
Name of Issuer:	SHARES HELD AT DEC. 31, 2006	SHARES PURCHASED		SHARES SOLD	SHARES HELD AT JUN. 30, 2007	AFFILIATED VALUE AT JUN. 30, 2007	DIVIDEND INCOME JAN. 1, 2007 – JUN. 30, 2007
Kingdee International Software Group Co., Ltd.	23,378,000	—		—	23,378,000	$21,167,925	$194,445
Lianhua Supermarket Holdings Co., Ltd. H Shares	10,981,000	—		—	10,981,000	15,644,611	100,454

Total Affiliates						$36,812,536	$294,899

*	Issuer was not an affiliated company as of June 30, 2007.
†	Increase due to 2-for-1 stock split during the period.

92	MATTHEWS ASIAN FUNDS

MATTHEWS ASIAN FUNDS

BOARD OF TRUSTEES

Independent Trustees:

Geoffrey H. Bobroff, Chairman

Robert K. Connolly

Rhoda Rossman

Toshi Shibano

Jon Zeschin

Interested Trustee:1

G. Paul Matthews

OFFICERS

Mark W. Headley

Andrew T. Foster

Shai Malka

John P. McGowan

Manoj K. Pombra

INVESTMENT ADVISOR

Matthews International Capital Management, LLC

Four Embarcadero Center, Suite 550

San Francisco, CA 94111

800-789-ASIA [2742]

ACCOUNT SERVICES

PFPC Inc.

P.O. Box 9791

Providence, RI 02940

800-789-ASIA [2742]

[1]	As defined under the Investment Company Act of 1940, as amended.

FOR MORE INFORMATION ABOUT
MATTHEWS ASIAN FUNDS
800.789.ASIA [2742]
www.matthewsfunds.com

©2007 Matthews International Capital Management, LLC
MAFSAR-0607-300M-FST

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed registrants.

Not applicable.

Item 6.	Schedule of Investments.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) Matthews International Funds

By (Signature and Title)*	/s/ Mark W. Headley
Mark W. Headley, President
(principal executive officer)

Date September 4, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Mark W. Headley
Mark W. Headley, President
(principal executive officer)

Date September 4, 2007

By (Signature and Title)*	/s/ Shai Malka
Shai Malka, Treasurer
(principal financial officer)

Date September 4, 2007

*	Print the name and title of each signing officer under his or her signature.